UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Notice of Annual Meeting of Stockholders and Proxy Statement

VIRTUAL STOCKHOLDER MEETING
Tuesday, April 27, 2021
8:00 a.m. Eastern Time

United States Steel Corporation

Best of BothSM
Growth Strategy
CREATING LONG-TERM STOCKHOLDER VALUE
In 2018 we launched our Best of Both strategy to become the best steel company by leveraging the advantages of integrated steelmaking — iron ore and product innovation – with the advantages of mini mills – process innovation and cost efficiency. Our strategy is to create long-term stockholder value by pursuing a business model that is resilient to market volatility and is profitable through the business cycle.
–
Competitive assets with distinct advantages deploying fit for purpose processes

–
Long-term cash flow generation through higher earnings and lower sustaining capex

–
Variable cost structure that drives through cycle cash generation

Our Strategy Supports Customers With:
TALENTED PEOPLE.
Creating an environment of innovation and creativity, filling it with talented people and then empowering them to do what they do best.
POWERFUL PARTNERSHIPS.
Collaborative teams who understand our customers’ objectives and become an indispensable extension of their capabilities.
TRANSFORMATIVE SOLUTIONS.
Continuously reimagining what steel can be and creating transformative solutions that help customers create new products for the next generation.
BEST OF BOTH.
Offering the best of both integrated and mini mill technology to deliver what our customers need, when and where they need it.

U. S. Steel Tower
600 Grant Street
Pittsburgh, PA 15219
Notice of 2021
Annual Meeting
of Stockholders
Items of Business:
Stockholders are being asked to vote on the following proposals:
Proposal 1:
To elect eleven directors nominated by our Board of Directors
Proposal 2:
To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers
Proposal 3:
To ratify the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent public registered accounting firm
Proposal 4:
To approve the Amended and Restated 2016 Omnibus Incentive Compensation Plan, which is being amended to request additional shares
Your vote is important, and you are encouraged to vote promptly whether or not you plan to virtually attend the 2021 Annual Meeting of Stockholders.
This proxy statement is provided in connection with a solicitation of proxies by the Board of Directors of United States Steel Corporation (the “Board”) to be used at the Annual Meeting of Stockholders to be held on Tuesday, April 27, 2021 at 8:00 a.m., Eastern Time, and at any adjournment or postponement thereof  (the “Annual Meeting”). This proxy statement is first being provided to our stockholders on or about March 12, 2021.
By Order of the Board of Directors
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 12, 2021
When:
Tuesday, April 27, 2021, 8:00 a.m. Eastern Time
Record Date:
March 1, 2021
Where:
Virtual Meeting www.virtualshareholdermeeting.com/X2021
Your Vote Matters: How to Vote
Online
Prior to the Annual Meeting, visit www.proxyvote.com and use the control number that appears on your proxy card when you access the webpage.
Mail
Complete and sign the proxy card and return it in the enclosed postage pre-paid envelope.
Phone

If your shares are held in the name of a broker, bank or other nominees, follow the telephone voting instructions provided on your voting instruction card. If your shares are registered in your name, call 1-800-690-6903 and follow the telephone voting instructions. You will need the 16-digit control number that appears on your proxy.

At the Meeting

Stockholders as of March 1, 2021 (the “record date”) may attend the virtual Annual Meeting and vote by using the 16-digit control number found on the proxy card, voting instructions or notice you previously received.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Stockholders to be held on Tuesday, April 27, 2021: Our Proxy Statement and 2020 Annual Report are available free of charge on our website at www.ussteel.com or www.proxyvote.com.

U. S. Steel Tower 600 Grant Street Pittsburgh, PA 15219 March 12, 2021
DEAR FELLOW U. S. STEEL STOCKHOLDERS:
2020 was also a year of great resiliency, community and innovation across the globe, including at U. S. Steel. In its 120-year history, U. S. Steel has been an icon of American industry and has sustained itself through national and global crises. This past year proved no different, as we were tested by the global pandemic and its far-reaching impact. We emerged from 2020 stronger, more focused on our customers, confident in the future, and on a trajectory towards sustainable change. We completed 2020 with a 48% total shareholder return for the year, and we are well poised to generate long-term value for years to come.
At the onset of the pandemic, we quickly implemented our crisis response plan and articulated our priorities throughout our organization and to our stakeholders: protect lives and livelihoods; prioritize cash and liquidity; and remain focused, but flexible, in achieving our Best of Both strategy to secure our future. Guided by our S.T.E.E.L. Principles, these goals were the anchor in all our decision-making.
Shortly before penning this letter, we announced that U. S. Steel completed the acquisition of Big River Steel and executed on the cornerstone of our Best of Both strategy to produce the most advanced sustainable steel products. Adding Big River Steel to our footprint propels us forward in all of our critical success factors – moving up the talent curve, moving down the cost curve and winning in strategic markets – as well as towards achievement of our sustainability goals. We proved to ourselves and our stakeholders that despite the severe market downturn, our strategy is the right one for U. S. Steel and our stockholders, and we have a strong and resilient business foundation in place upon which to execute, even in a volatile and uncertain market environment.
Protecting Lives and Livelihoods
Safety First has always been the north star by which we operate, and while the pandemic created a new set of health and safety issues to address, our strong safety culture and processes already in place allowed us to respond quickly and effectively. As a critical infrastructure industry, U. S. Steel was deemed an essential industry and we continued to operate in the U.S. and Slovakia, without disruption for the entirety of 2020. Ensuring our employees had the information and equipment necessary to protect themselves was a top priority. We immediately implemented enhanced sanitization protocols, provided necessary protective equipment, and issued regular and consistent communications. For our employees who work in our administrative offices and headquarters, we quickly moved to a full-time work from home schedule, a cultural and technological shift that was completed in a matter of weeks. Many of the changes we made to respond to the pandemic will likely remain part of our culture, as we’ve discovered that we can be physically distant but socially connected and incredibly productive. We’re also using technology to connect with our customers, as well as engage our employees. We are leveraging technology to work smarter, safer and more sustainably. You can read more about our health and safety response to the pandemic on page 7.
We also remained focused on our day-to-day safety measures. Our robust safety management system serves as the foundation for our operations. In 2020, we achieved a record-breaking safety performance, with 0.07 Days Away from Work. This remarkable performance bests industry standards and is a testament to the commitment of our employees to achieve a zero-injury environment.

Prioritizing Cash and Liquidity
Market uncertainty and demand challenges in 2020 also necessitated financial discipline. During the first and second quarters, many of our large automotive customers had stopped production due to the pandemic. Other industry customers were experiencing significant decline in demand, and our Tubular customers were dealing with disruptions in the oil and gas market. We were on a path to use a significant amount of cash, but quickly focused the organization around difficult but necessary decisions to temporarily idle facilities, pursue working capital actions and reduce capital spending. We were also able to monetize certain excess and non-core assets to generate additional cash by selling real estate and entering into long-term iron ore pellet supply agreements. By taking these disciplined actions and focusing on ensuring sufficient balance sheet strength, we were able to navigate the market decline and emerged 2020 in a much stronger cash and liquidity position than expected, able to execute our strategy and respond to our customers’ changing needs.
Remaining Focused, but Flexible, in Achieving our Best of Both Strategy
We remained unwavering in our commitment to achieve our Best of Both strategy. In 2019, we took the first step in uniting the most advantageous elements of the integrated and mini mill technologies by taking a minority interest in Big River Steel. We completed 2020 by exercising our option to purchase the remaining interest in Big River. This acquisition allows us to complement our innovative products with the Big River cost efficiency and process innovations to provide an unmatched value for our customers. This past year we also completed construction on EAF#1 at our Fairfield operations, adding electric arc furnace capability to our footprint to support our Tubular operations. And, we completed construction of the continuous galvanizing line at our PRO-TEC joint venture, which will provide superior finishing capabilities for our differentiated line of advanced high strength steels. These investments will fundamentally change our business model and allow us to manufacture the steels of the future – ones that are produced with less carbon, and are lightweight and environmentally friendly, while maintaining the strength and durability our customers, and their customers, need.
Representing and Responding to our Stockholders
This last year also provided us many opportunities to engage with our stockholders through a variety of platforms to understand your views and priorities, and to update you on our progress to create long-term value for all our stakeholders. We believe in rewarding strong individual and company performance and use these engagements to ensure our stockholders understand how we construct and implement a strong pay for performance alignment. We’ve also enhanced our proxy disclosure in this regard. You can read more about our robust stockholder engagement on page 30.
The Board, in representing your interests, is constructively engaged with management in our overall strategy and business priorities. Active board refreshment has brought new ideas and added breadth of perspectives and experiences to address emerging issues and ensure effective corporate governance and strategic oversight. This past year we welcomed Jeh Johnson and Tracy Atkinson to our Board. We are also grateful for the service of Patricia Diaz Dennis, Dan Dinges and Stephen Girsky, each retiring from our Board as of the 2021 annual meeting.
Your Vote Matters
In consideration of the ongoing health and safety concerns related to the pandemic, we are holding our 2021 annual meeting virtually. We encourage you to read the accompanying proxy statement for more information about U. S. Steel and vote your shares on the proposals discussed in line with the recommendations made by our Board of Directors. Your support is important to the future of our corporation.
In closing, thank you for your interest in U. S. Steel. As we look toward the future, we are confident in our strategy and know the actions we are taking now are making U. S. Steel better for our many stakeholders, including our customers, suppliers, employees, communities and all of you, our stockholders.
Now let’s get back to work – safely.
Sincerely,
David B. Burritt

Cautionary note regarding forward-looking statements
This document contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Corporation’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Corporation’s control. It is possible that the Corporation’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Corporation’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission (“SEC”). References to “we,” “us,” “our,” the “Corporation,” and “U. S. Steel,” refer to United States Steel Corporation and its consolidated subsidiaries.

Proxy Summary	The Virtual Annual Meeting will be held: Tuesday, April 27, 2021 8:00 a.m. Eastern Time Record Date: March 1, 2021
VOTING MATTERS
Stockholders are being asked to vote on the following matters at the 2021 Annual Meeting of Stockholders:
		For more information	Board Recommendation
Proposal 1	Election of Directors	Page 8	FOR each Nominee
Proposal 2	Advisory Vote on the Compensation of Named Executive Officers	Page 35	FOR
Proposal 3	Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm	Page 78	FOR
Proposal 4	Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan	Page 80	FOR
Stockholders will also transact any other business that may properly come before the meeting.
WHAT’S NEW

 –
Strategic Acquisition: In December 2020 we exercised our option to acquire the remaining interest in Big River Steel, and closed on the transaction in January 2021, the cornerstone of our Best of BothSM strategy. Big River Steel operates the newest flat-rolled steel production and only LEED-certified facility in North America, designed with a focus on environmental sustainability and energy efficiency.

 –
Board Refreshment: In the last two years, four new directors have joined our Board bringing important skills, experiences and diversity to our Board.

 –
Updated Sustainability Report: We have issued a Sustainability report each of the last two years, with continued disclosure and transparency into our Sustainability program.

 –
Enhanced Proxy Disclosure: For this 2021 proxy statement and in response to stockholder feedback, we have enhanced our disclosure in many areas, including the general readability of this report, individual performance evaluation of our Named Executive Officers NEOs, stockholder engagement, and our Sustainability program.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT1

PROXY SUMMARY ELECTION OF DIRECTORS
ELECTION OF DIRECTORS
The Board is composed of a diverse mix of highly experienced individuals who oversee the Corporation’s strategy and business performance. The Board recommends a vote FOR each of the eleven nominees listed below. All of the nominees are currently serving as directors.
At the upcoming Annual Meeting, three current directors will not stand for re-election: Patricia Diaz Dennis, Dan Dinges and Stephen Girsky. Mr. Dinges currently serves as Chair of the Compensation & Organization Committee, and Mr. Girsky currently serves as Chair of the Corporate Governance & Sustainability Committee. The Board has appointed Mr. Faraci to serve as Chair of the Compensation & Organization Committee, and Mr. Engel to serve as Chair of the Corporate Governance & Sustainability Committee, each effective following the Annual Meeting. Committee composition shown below is as of the date of this proxy statement.
					U. S. Steel Committees
Director Nominee	Age	Director Since	Principal Occupation/Experience	Other Public Company Boards	Audit	Compensation & Organization	Corporate Governance & Sustainability	Executive
Tracy A. Atkinson	56	2020	Ret. EVP and Chief Administration Officer, State Street Corporation	2	■	■
David B. Burritt	65	2017	President and CEO, United States Steel Corporation	1				■
John J. Engel	59	2011	Chairman, President and CEO, WESCO International, Inc.	1		■	■
John V. Faraci	71	2019	Executive Chairman, Carrier Corp. and Ret. Chairman and CEO, International Paper Co.	3	■	■
Murry S. Gerber	68	2012	Ret. Chairman and CEO, EQT Corporation	2	■
Jeh C. Johnson	63	2020	Partner, Paul, Weiss, Rifkind, Wharton & Garrison LLP and Fmr. Secretary, Dept. of Homeland Security	1	■		■
Paul A. Mascarenas	59	2016	Ret. Chief Technical Officer, Ford Motor Company	3	■		■
Michael H. McGarry	63	2019	Chairman & CEO, PPG Industries Inc.	1	■	■
Eugene B. Sperling	62	2017	President, Sperling Economic Strategies and Fmr. Director of the National Economic Council	0	■		■
David S. Sutherland (Chairman of the Board)	71	2008	Ret. President and CEO, IPSCO, Inc.	2				■
Patricia A. Tracey	70	2007	Ret. VP, Homeland Security and Defense Services, HP Enterprise Services	0	■		■
■ Member   ■ Chair   ■ Incoming Chair

2UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROXY SUMMARY SNAPSHOT OF 2021 DIRECTOR NOMINEES
SNAPSHOT OF 2021 DIRECTOR NOMINEES
Our Director nominees possess skills and experiences aligned to our current and future strategy and business needs, and demonstrate a high degree of integrity, ability to exercise sound judgment and an understanding of corporate governance and best practices. Annual Board evaluations also include an assessment of whether the Board has an appropriate mix of skills, experience and other characteristics.
Composition and Diversity of Independent Director Nominees

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT3

PROXY SUMMARY CORPORATE GOVERNANCE
CORPORATE GOVERNANCE

The Corporation is committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability, and helps build public trust in the Corporation. Our governance highlights include:

–
Annual election of directors

–
10 of our 11 director nominees are independent, including the Chairman of the Board

–
Independent Audit, Compensation & Organization, and Corporate Governance & Sustainability committees

–
Regular executive sessions of independent directors

–
Robust risk oversight by full Board and committees

–
Annual Board and committee self-evaluations

–
Executive compensation driven by pay-for-performance philosophy

–
Active Board refreshment approach to ensure Board composition aligns with corporate strategy

–
Proxy access right in line with market standards

–
Stock ownership and holding guidelines for directors and executives

–
A robust Code of Ethical Business Conduct that is based on the Corporation’s S.T.E.E.L. Principles

–
Annual stockholder engagement

–
Best in class compliance commitment

–
Regular review of Chief Executive Officer (“CEO”) and senior management succession planning

–
Ability of our Board and its committees, at their sole discretion, to hire independent advisors, including counsel, at the Corporation’s expense

OUR COMMITMENT TO STOCKHOLDER ENGAGEMENT

In 2020, we contacted stockholders representing approximately 40% of our outstanding shares and held meetings with eight investors holding approximately 20% of our shares. Our stockholders provided constructive feedback and were generally supportive of our current governance, sustainability and compensation practices.

Topics covered in our engagement meetings:

–
Response to COVID-19 to ensure health and safety of employees, prioritize cash and liquidity and accelerate execution of our Best of Both strategy

–
Sustainability program focused on driving the company towards its future as a sustainable solutions provider

–
Executive Compensation program that aligns pay for performance and incents behaviors to deliver long-term stockholder value

–
Human Capital Management, including initiatives to enhance inclusion and diversity and ensure employees feel psychologically and physically safe

–
Board Composition and Effectiveness to oversee risk and grounded in good governance

4UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROXY SUMMARY OUR 2020 PERFORMANCE HIGHLIGHTS
OUR 2020 PERFORMANCE HIGHLIGHTS
The intense focus of our executive team and employees on our long-term strategic goals despite market and pandemic-related challenges was evidenced by many achievements in 2020. We made significant progress transforming our business by investing in the Best of Both advanced technology, enhancing our sustainability program to support our environmental stewardship goals and those of our customers, optimizing our balance sheet to support execution of our strategy, and ensuring we have a talented and diverse workforce to lead and execute our business plans.
Comprehensive and Effective Response to COVID-19 Pandemic
–
Implemented robust crisis response, including stringent COVID-19 protocols to ensure safety of employees and continuity of operations

–
Idled blast furnaces safely and temporarily, while remaining flexible to support customers in the recovery

–
Expedited production and delivery to support customers’ production of medical supplies

–
Donated goods, time and services to support communities in time of crisis and change

Record Setting Safety Performance
–
All-time best days away from work (DAFW) safety performance at 0.07, which is 8 times better than the industry average reported by the U.S. Bureau of Labor Statistics

–
Best contractor DAFW safety performance since 2009 (when measurement began)

Executing Against our Strategic Priorities
–
Accelerated acquisition of Big River Steel, the cornerstone of our Best of Both strategy

–
Completed construction of electric arc furnace at our Tubular facility

–
Monetized excess iron ore assets to deliver $100 million of cash in 2020 with an option for incremental $500 million in future

–
Positive operating cash flow of  $138 million in 2020 and strong year-end liquidity of approximately $3.2 billion, including approximately $2.0 billion of cash, to support the execution of our strategy

Delivering Long-Term Value to our Stockholders
–
Achieved 48% total shareholder return

–
Achieved record low 24-day cash conversion cycle time, demonstrating intense focus on cash efficiency

–
Reduced 2020 capital spending to enable future execution of Best of Both investments

–
Generated approximately $160 million in cash proceeds through the sale of non-core real estate assets.

Demonstrating our Commitment to Environmental Stewardship
–
Released enhanced and updated Sustainability Report, with materiality assessment and commitment to setting KPIs for top six material topics

–
Trialed 11 U. S. Steel grades of steel at Big River Steel, with its low carbon emissions intensity production process, in furtherance of our commitment to support our sustainability goals and those of our customers

Investing in our People and our Community
–
Awarded a perfect “100” score by the Human Rights Campaign® Corporate Equality Index for the second straight year

–
Sponsored two fellows for the CEO Action for Diversity & Inclusion™

–
Doubled participation in our employee resource groups

–
Leveraged technology to enhance engagement with our employees

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT5

PROXY SUMMARY EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
The goal of our executive compensation program is to attract, reward and retain leaders who create long-term value for our stockholders by delivering on objectives that support the Corporation’s long-term strategy. Appropriately motivating and incentivizing our leadership team to ensure continuity through the strategic transformation is a top priority of the compensation program. To meet this objective and to align our executives’ interests with those of our stockholders, a significant portion of our named executive officers' (“NEO”) compensation is variable and “at risk”, and total target compensation is aligned at a level competitive with the median of our peer group.
2020 CEO Compensation Decisions and Results
–
Majority of CEO target compensation is variable and “at risk,” being performance- and/or stock-based

–
2020 target compensation mix consistent with prior year’s target compensation mix; total target direct compensation aligned with peer group median

–
Below target annual incentive and long-term incentive payouts correlate with performance against rigorous goals

–
Volunteered for temporary reduction to base salary in demonstration of leadership during pandemic

FY 2020 CEO TOTAL TARGET DIRECT COMPENSATION
FY 2020 AVERAGE NEO TOTAL TARGET DIRECT COMPENSATION

6UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROXY SUMMARY OUR RESPONSE TO COVID-19 PANDEMIC
Compensation Governance Practices
The Compensation & Organization Committee (the “Compensation Committee”), which consists solely of independent directors, has implemented the following best practices with respect to executive compensation:
WHAT WE DO
– Consider results of “say on pay” votes when making compensation decisions
– Regularly engage with our stockholders about our executive compensation program
– Align pay and performance
– Cap annual and long-term incentive awards, including when TSR is negative
– Utilize an independent compensation consultant
– Require significant stock ownership of executive officers
– Utilize a market-based approach (competitive within our peer group) for determining NEO target pay levels
– Require a “double trigger” for change in control severance
– Provide for clawback of incentive awards if our financial statements are restated
– Annually review risks associated with our compensation programs
WHAT WE DON’T DO

–
No excise tax gross ups for change in control payments

–
No guarantee minimum payout of annual or long-term performance awards

–
No repricing of options

–
No hedging transactions, short sales or pledging of our common stock by our directors or executive officers

–
No dividends or dividend equivalents on unearned RSUs or performance shares

OUR RESPONSE TO COVID-19 PANDEMIC

The spread of the novel coronavirus designated as COVID-19 (“COVID-19”) pandemic across the globe significantly impacted global markets and nearly every industry, U. S. Steel included. We quickly recognized the uncertainty and potential severity the pandemic would cause and implemented our crisis response plan. Overseen by our Board of Directors, and led by our executive team, we implemented a comprehensive and adaptive response to the pandemic focused on protecting lives and livelihoods, preserving cash and liquidity, remaining nimble to execute our strategy and supporting our customers and communities, all in line with our foundational S.T.E.E.L. Principles. Some of the measures we implemented and continue to practice include:

–
Issuing weekly communication, including preventive tips, and a dedicated website for employees and their families

–
Providing employees with protective equipment, masks, and sanitizing and cleaning supplies and enhanced cleaning frequency

–
Limiting outside visitors to our facilities, restricting access for non-essential vendors, suppliers and contractors

–
Actively managing physical distancing while at work, including no meetings or gatherings of greater than 10 individuals

–
Working from home for employees in our administrative offices and headquarters

–
Intensifying our focus on preserving cash and proactively raising approx. $1.7 billion of incremental capital to support our balance sheet

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT7

Proposal 1:
Election of Directors
Stockholders are being asked to elect 11 direct nominees for a one-year term.

Board Recommendation:
The Board of Directors recommends a vote “FOR’’ the election of each nominee.

At the Annual Meeting, eleven director nominees are up for election for a one-year term. Each nominee elected will serve until our next annual meeting of stockholders and until his or her successor is duly elected and qualified. All of the nominees are presently members of the Board of Directors. Ms. Atkinson was elected to the Board of Directors in July 2020 by the Board to fill a vacancy. The Board is recommending that all eleven nominees be elected. Messrs. Dinges and Girsky decided not to stand for re-election, and their terms will expire as of our Annual Meeting. Ms. Diaz Dennis will not stand for re-election, and in accordance with our director retirement age policy, will retire from the Board at our Annual Meeting.
Except in the case of contested elections, each director nominee is elected if a majority of the votes are cast for that director’s election. The term “a majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” the director’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against” the director’s election. A “contested election” is one in which the number of nominees exceeds the number of directors to be elected at the meeting.
–
If a nominee who is currently serving as a director is not re-elected, then the director would continue to serve on the Board until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

–
If the director fails to receive a majority of the votes cast in an election that is not a contested election, then that director must tender an irrevocable offer to resign from the Board, contingent upon acceptance of such offer of resignation by the Board of Director.

–
If an incumbent director fails to receive a majority of the votes cast in an election that is not a contested election, then the Corporate Governance & Sustainability Committee, or another independent committee designated by the Board of Directors, must make a recommendation to the Board as to whether to accept or reject the offer of resignation of the incumbent director, or to take other action.

The Board must act on the offer of resignation, taking into account the committee’s recommendation, within 90 days following certification of the election results. The Corporate Governance & Sustainability Committee, in making its recommendation, and the Board, in making its decision, may consider such factors and other information as it may consider appropriate and relevant to the circumstances.
DIRECTOR RETIREMENT POLICY
Our Corporate Governance Principles require any non-employee director to retire at the first annual meeting of stockholders after he or she reaches the age of 74. However, the Board may grant exceptions to this policy on a case-by-case basis. Each employee director must retire from the Board when he or she ceases to be an executive officer of the Corporation. However, the CEO may remain on the Board after retirement as an employee, at the Board’s request, through the last day of the month in which he or she turns 70. All directors who undergo a significant change in their business or professional careers must volunteer to resign from the Board. Ms. Patricia Diaz Dennis, a current director, will retire from our Board at the Annual Meeting under this policy.

8	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR INDEPENDENCE
DIRECTOR INDEPENDENCE
A brief description of the background and qualifications of each nominee is provided on pages 12-17. No nominee has a familial relationship to any other director, nominee for director or executive officer. The independence of directors and nominees and other information related to the Board of Directors is described under the heading, “Corporate Governance—Director Independence” in this proxy statement. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.
DIRECTOR LIMITATIONS ON OTHER BOARDS
Our Corporate Governance Principles limit the number of other public company boards our directors may serve on to five, and for currently serving public company CEOs, to three. Our Board of Directors waived this limit for Stephen Girsky, who serves as Chief Executive Officer of VectoIQ Acquisition Corp. II, a special purpose acquisition company (SPAC) listed on NASDAQ, as of January 2021. In making this determination, our Board considered many factors, including the significant differences in a SPAC CEO and a public operating company CEO. The SPAC has no employees and no assets other than invested cash. It does not require the same day-to-day management as a traditional public company operating company does. Additionally, the SPAC position inherently is time-limited, and once an investment partner is selected, Mr. Girsky does not intend to serve as CEO of the surviving public company. Mr. Girsky decided not to stand for re-election and his term will expire as of the Annual Meeting.
SELECTION OF DIRECTOR NOMINEES
The Corporate Governance & Sustainability Committee is responsible for identifying nominees for election to the Board. The Corporate Governance & Sustainability Committee may consider nominees suggested by several sources, including outside search firms, incumbent Board members and stockholders.
As provided in its charter, the Corporate Governance & Sustainability Committee seeks candidates with experience and abilities relevant to serving as a director of the Corporation and who will represent the best interests of stockholders as a whole, and not any specific interest group or constituency. The committee, with input from the Chairman of the Board and other directors, evaluates the qualifications of each director candidate in accordance with the criteria described in the director qualification standards section of our Corporate Governance Principles.
Director Qualifications Criteria
In evaluating the qualifications of director nominees, the Corporate Governance & Sustainability Committee considers factors including, but not limited to, the following:

Independence. Directors should neither have, nor appear to have, a conflict of interest that would impair the director’s ability to represent the interests of all the Corporation’s stakeholders and to fulfill the responsibilities of a director.
Commitment. Directors should be able to contribute the time necessary to be actively involved in the Board and its decision making and should be able and willing to prepare for and attend Board and committee meetings.
Diversity. Though the Board does not have a formal policy regarding the consideration of diversity in identifying nominees for director, directors should be selected so that the Board represents diverse experience at various policy making and executive levels in business, government, education and in industries that are relevant to the Corporation’s business operations. The Board considers the term “diversity” to include differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to Board heterogeneity.

Experience. Directors should be or have been in leadership positions in their field of endeavor and have a record of excellence in that field.
Integrity. Directors should have a reputation of integrity and be of the highest ethical character.
Judgment. Directors should have the ability to exercise sound business judgment on a large number of matters.
Knowledge. Directors should have a firm understanding of business strategy, corporate governance, board operations and other relevant business matters.
Skills. Directors should be selected so that the Board has an appropriate mix of skills in critical core areas, including, but not limited to: accounting, compensation, finance, government relations, legal, management, risk oversight and strategic planning.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	9

PROPOSAL 1: ELECTION OF DIRECTORS SELECTION OF DIRECTOR NOMINEES
These director qualification standards are evaluated by the Corporate Governance & Sustainability Committee each time a new candidate is considered for Board membership. The Corporate Governance & Sustainability Committee and the Board may take into account other factors they consider to be relevant to the success of a publicly traded company operating in the steel industry. As part of the annual nomination process, the Committee reviews the qualifications of each director nominee, including currently serving Board members, and reports its findings to the Board. On February 23, 2021, the Corporate Governance & Sustainability Committee determined that each director nominee satisfied the director qualification standards and advised the Board that each of the director nominees listed under “Proposal 1: Election of Directors” was qualified to serve on the Board.
Stockholder Recommendations for Director Nominees
The Corporate Governance & Sustainability Committee will consider director nominees recommended by stockholders. Notice of a recommendation must be sent in writing to the Chair of the Corporate Governance & Sustainability Committee, c/o the Corporate Secretary of United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219. The recommendation must include:
–
the candidate’s name, address, occupation and share ownership;

–
any other biographical information that will enable the Corporate Governance & Sustainability Committee to evaluate the candidate in light of the criteria described above; and

–
information concerning any relationship between the candidate and the stockholder making the recommendation.

The recommendation must also identify the writer as a stockholder of U. S. Steel and provide sufficient detail for the Corporate Governance & Sustainability Committee to consider the recommended individual’s qualifications. The Committee will evaluate the qualifications of candidates recommended by stockholders using the same criteria as used for other Board-nominated candidates.
Under the collective bargaining agreement with the United Steelworkers (the “USW”), the USW has the ability to recommend up to two individuals to be considered for Board membership. The agreement recognizes that every director has a fiduciary duty to the Corporation and all of its stockholders, and that each individual recommended by the USW must meet the criteria described above.

10	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS DIRECTOR NOMINEE SKILL MATRIX
DIRECTOR NOMINEE SKILL MATRIX
We consider current Board skills, background, experience, tenure and anticipated retirements to identify gaps that may need to be filled through the Board refreshment process. The following chart summarizes the core competencies that the Board considers valuable to effective oversight of the Corporation and illustrates how the current Board members individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill, or experience rather, the indicator represents that the item is a core competency that the director brings to the Board.

NOMINEE SKILLS

Skill	Atkinson	Burritt	Engel	Faraci	Gerber	Johnson	Mascarenas	McGarry	Sperling	Sutherland	Tracey
Top Level Enterprise / Corporate Leadership Experience CEO or significant business unit or enterprise leadership experience with a strong understanding of organizational and strategic or enterprise planning	■	■	■	■	■	■		■		■	■
High Level Financial Expertise Meets the SEC's definition of an "Audit Committee financial expert"	■	■	■	■	■			■		■	
Human Capital Talent Development and Labor Experience Experience in key human capital areas to support business and corporate strategies: guiding talent and organizational resourcing and development; compensation; diversity & inclusion strategy; and leading in unionized environments		■	■	■	■	■		■	■	■	■
Customer-Centricity and Innovation Expertise Expertise in commercial and go-to-market strategies: reaching customers and markets through value-add products, systems and solutions as well as driving innovation through modernizing product, market, and customer solutions		■	■				■			■	■
Technology Transformation Experience Experience leading an enterprise transformation, particularly one that is technology-enabled	■	■	■		■	■	■				■
International Markets Expertise Expertise in global competitive landscape, including understanding underlying economics and geo-political influences on trade agreements		■	■	■	■		■	■	■		
Steel/Related Industry Expertise Experience in steel or adjacent industry, particularly as it relates to large capital asset investments, long-term ROI horizons and high cyclicality		■	■	■	■		■			■	
Environmental and Sustainability Experience High-level experience guiding environmental impact, sustainability and safety strategies that support and advance overall corporate strategy and growth		■	■	■	■	■	■	■	■	■	■
Risk Management Experience Experience managing major risk exposures, including significant financial, operational, economic, compliance, reputational, strategic, political, and cybersecurity risks	■	■	■	■	■	■		■	■	■	■

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	11

PROPOSAL 1: ELECTION OF DIRECTORS 2021 Director Nominees
2021 Director Nominees
For the upcoming Annual Meeting, the Board, based on the recommendation of the Corporate Governance & Sustainability Committee, is recommending the election of each nominee as a director. Each nominee has informed the Board that he or she is willing to serve as a director. If any nominee should decline or become unable or unavailable to serve as a director for any reason, your proxy authorizes the persons named in the proxy to vote for a replacement nominee, if the Board names one. It is the intention of the proxyholders to vote proxies for the election of the nominees named in this proxy statement unless such authority is withheld.
A brief biography about the background and qualifications of each director nominee is provided on the following pages.
The Board of Directors recommends a vote “FOR” the election of each of the following 2021 Director Nominees for a one-year term.
Skills & Experience – Top Level Enterprise/Corporate Leadership – High Level Financial – Technology Transformation – Risk Management	Tracy A. Atkinson
	Age: 56 Director Since: 2020	Committees – Audit – Compensation & Organization	Other Public Company Boards – Raytheon Technologies Corporation (formerly Raytheon Company) – Affiliated Managers Group Inc.

Experience
Ms. Atkinson served as Executive Vice President of State Street Corporation from 2008 — March 2020 and as its Chief Administration Officer from May 2019 — March 2020. Prior to that role, Ms. Atkinson served as State Street Corporation’s Chief Compliance Officer from 2017 to May 2019, and its Treasurer from 2016 to 2017. From 2009 to 2010, Ms. Atkinson served as Executive Vice President and Chief Compliance Officer of State Street Corporation, and she served as Executive Vice President and State Street Global Advisors’ Chief Compliance Officer from 2008 to 2009. Prior to joining State Street Corporation in 2008, Ms. Atkinson served in various leadership positions at MFS Investment Management from 2004 to 2008 and as a Partner at PricewaterhouseCoopers from 1999 to 2004, after having joined the firm in 1988.
Ms. Atkinson received a bachelor’s degree in accounting from the University of Massachusetts and is a certified public accountant.

	Qualifications – Expertise in public company accounting, risk management, disclosure, financial system management		– Corporate governance and audit expertise gained through service on boards of other large corporations

12	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2021 Director Nominees

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

David B. Burritt
Age: 65 Director Since: 2017	Committees – Executive	Other Public Company Boards – Lockheed Martin Corporation

Experience
Mr. Burritt has served as president and chief executive officer of United States Steel Corporation since May 2017. At that time, Mr. Burritt was also named to the Corporation’s Board of Directors. He had been elected president and chief operating officer in February 2017 with executive responsibility for all aspects of the Corporation’s day-to-day business in the United States and Central Europe. Mr. Burritt joined U. S. Steel in September 2013 to serve as executive vice president and chief financial officer with responsibility for all aspects of the Corporation’s strategic and financial matters. In January 2015, he added executive leadership of U. S. Steel’s North American Flat-rolled commercial entities and corporate support services. Prior to joining U. S. Steel, Mr. Burritt, served as chief financial officer at Caterpillar Inc. Mr. Burritt is a member of The Business Council and the National Safety Council. He also serves on the Executive Committee of the worldsteel Board of Directors. Mr. Burritt holds a bachelors degree in Accounting from Bradley University and a master’s degree in business administration from the University of Illinois in Champaign.

Qualifications
–
Insider’s view of U. S. Steel as a result of his daily management of the Corporation and regular communication with employees, customers and stockholders

–
Over four decades of experience in the understanding of complex strategic, financial and operational matters

– Expertise in public company accounting, risk management, disclosure, financial system management, manufacturing and commercial operations and business transformation

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer Centricity and Innovation

–
Technology Transformation

–
International Markets

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

John J. Engel
Age: 59 Director Since: 2011	Committees – Compensation & Organization – Corporate Governance & Sustainability (incoming Chair)	Other Public Company Boards – WESCO International, Inc.

Experience
Mr. Engel has served as Chairman, President and Chief Executive Officer of WESCO International, Inc. since 2011. Previously, at WESCO International, Inc., Mr. Engel served as President and Chief Executive Officer from 2009 to 2011, and Senior Vice President and Chief Operating Officer from 2004 to 2009. Before joining WESCO in 2004, Mr. Engel served as Senior Vice President and General Manager of Gateway, Inc.; Executive Vice President and Senior Vice President of Perkin Elmer, Inc.; and Vice President and General Manager of Allied Signal, Inc. Mr. Engel also held various engineering, manufacturing and general management positions at General Electric Company. Mr. Engel is a member of the Business Roundtable and the Business Council and is a member of the board of directors of the National Association of Manufacturers. Mr. Engel holds a Bachelor of Science degree in mechanical engineering from Villanova University. He received his Master of Business Administration from the University of Rochester.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Extensive experience in global manufacturing and logistics, operational issues, human capital management, and business leadership

– Knowledge of financial system management, public company accounting, disclosure requirements and financial markets.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	13

PROPOSAL 1: ELECTION OF DIRECTORS 2021 Director Nominees

Skills & Experience:
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Steel/Related Industry

–
International Markets

–
Environmental and Sustainability

–
Risk Management

John V. Faraci
Age: 71 Director Since: 2019	Committees – Audit – Compensation & Organization (incoming Chair)	Other Public Company Boards – Conoco Phillips Company – PPG Industries, Inc. – Carrier Corp.

Experience
Mr. Faraci has served as the Executive Chairman of Carrier since 2020. He served as Chairman and Chief Executive Officer of International Paper from 2003 to 2014. During his 40-year career at International Paper, Mr. Faraci served in a series of financial, planning and management positions, including President and Chief Executive Officer and Chief Financial Officer. He is a trustee of the American Enterprise Institute, and a member of the Council on Foreign Relations.
Mr. Faraci graduated from Denison University with a degree in history and economics. He received his Master of Business Administration from the University of Michigan’s Ross School of Business.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Expertise in public company accounting, risk management, disclosure, financial system management

– Corporate governance and audit expertise gained through service on boards of other large corporations

Skills & Experience
–
Top Level Enterprise/ Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Technology Transformation

–
Steel/Related Industry

–
International Markets

–
Environmental and Sustainability

–
Risk Management

Murry S. Gerber
Age: 68 Director Since: 2011	Committees – Audit (Chair)	Other Public Company Boards – BlackRock, Inc. – Halliburton Company

Experience
Mr. Gerber served as Executive Chairman of EQT Corporation, an integrated energy production company, from 2010 until May 2011, as its Chairman from 2000 to 2010, as its President from 1998 to 2007 and as its Chief Executive Officer from 1998 to 2000. Prior to joining EQT Corporation, Mr. Gerber served as the CEO of Coral Energy (now Shell Trading North America) from 1995 to 1998. He is a member of the board of trustees of the Pittsburgh Cultural Trust.
Mr. Gerber holds a bachelor’s degree in geology from Augustana College and a master’s degree in geology from the University of Illinois.

Qualifications
–
Deep knowledge of the energy industry, an important supplier to and customer of the Corporation

–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance and audit expertise derived from service on boards of other multinational corporations

14	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2021 Director Nominees
Skills & Experience – Top Level Enterprise/ Corporate Leadership – Human Capital Talent Development and Labor – Technology Transformation – Environmental and Sustainability – Risk Management	Jeh C. Johnson
	Age: 63 Director Since: 2020	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – Lockheed Martin Corporation – PG&E Corporation (2017-2018)

Experience
Secretary Johnson has been a partner at the international law firm of Paul, Weiss, Rifkind, Wharton & Garrison LLP since January 2017. Previously, Secretary Johnson served as U.S. Secretary of Homeland Security from December 2013 to January 2017; as General Counsel of the U.S. Department of Defense from 2009 to 2012; as General Counsel of the U.S. Department of the Air Force from 1998 to 2001; and as an Assistant U.S. Attorney in the Southern District of New York from 1989 to 1991. Prior to and between his periods of public service, he was in private practice at Paul, Weiss, Rifkind, Wharton & Garrison LLP. Secretary Johnson graduated from Morehouse College, and received his law degree from Columbia Law School.

Qualifications
–
Extensive experience in legal and government roles contribute skills in the areas of risk management, cybersecurity oversight and public policy

–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

– Corporate governance and experience regarding organizational management gained through service on boards of other multinational corporations
Skills & Experience – Customer Centricity and Innovation – Technology Transformation – International Markets – Steel/Related Industry – Environmental and Sustainability	Paul A. Mascarenas
	Age: 59 Director Since: 2016	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – ON Semiconductor Corp. – The Shyft Group – Borg Warner Inc.

Experience
Mr. Mascarenas served as President and Chairman of the Executive Board of FISITA (Fédération Internationale des Sociétés d’Ingénieurs des Techniques de l’Automobile) from 2014 to 2016. Previously, Mr. Mascarenas worked for 32 years at Ford Motor Company, holding various development and engineering positions, and most recently serving as Chief Technical Officer and Vice President, leading Ford’s worldwide research organization. Mr. Mascarenas is a fellow of the Institution of Mechanical Engineers, and a fellow of the Society of Automotive Engineers. He served as general chairperson for the 2010 SAE World Congress and Convergence and has served on the FISITA board since 2012. Mr.  Mascarenas is a Venture Partner with Fontinalis Partners. In 2015, he was awarded an Order of the British Empire (OBE) by Her Majesty, Queen Elizabeth II, for his services to the automotive industry. Mr. Mascarenas received a degree in mechanical engineering from University of London, King’s College in England and in June 2013, received an honorary doctorate degree from Chongqing University in China.

Qualifications
–
Extensive experience in product development, program management and business leadership, as well as experience working in an international forum

–
Insight and expertise related to the automotive industry

– Knowledge of complex financial and operational issues

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	15

PROPOSAL 1: ELECTION OF DIRECTORS 2021 Director Nominees

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
International Markets

–
Environmental and Sustainability

–
Risk Management

Michael H. McGarry
Age: 63 Director Since: 2019	Committees – Audit – Compensation & Organization	Other Public Company Boards – PPG Industries, Inc. – Axiall Corporation (2013-2016)

Experience
Mr. McGarry is the Chairman and Chief Executive Officer of PPG Industries, Inc. From 1981 to 2004, Mr. McGarry progressed through a variety of management positions at PPG, including Market Development Manager, silica products; Operations Manager, silicas; Business Manager, TESLIN® sheet; Product Manager in the derivatives, chlorine, liquid and dry caustic soda businesses; and General Manager, fine chemicals. He was appointed Vice President, chlor-alkali and derivatives in 2004; then Vice President, coatings, Europe, and managing director, PPG Europe in 2006; and Senior Vice President of the Commodity Chemicals reporting segment in 2008. In 2012, he was elected Executive Vice President and then Chief Operating Officer in 2014. Mr. McGarry became President and Chief Operating Officer in March 2015 and joined PPG’s Board of Directors in July 2015. He became President and Chief Executive Officer on September 1, 2015 and Chairman and Chief Executive Officer on September 1, 2016. Mr. McGarry graduated from the University of Texas at Austin with a Bachelor of Science degree in mechanical engineering and completed the Advanced Management Program at Harvard Business School.

Qualifications
–
Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise

–
Expertise in public company accounting, risk management, disclosure, financial system management

– Extensive experience in global manufacturing and logistics, operational issues, and business leadership
Skills & Experience – Human Capital Talent Development and Labor – International Markets – Environmental and Sustainability – Risk Management	Eugene B. Sperling
	Age: 62 Director Since: 2017	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – None

Experience
Mr. Sperling currently heads Sperling Economic Strategies, which has advised various companies, start-ups, philanthropies and foundations and is author of the recent book, Economic Dignity (Penguin Press, 2020). Mr. Sperling served as Director of the National Economic Council (NEC) and Assistant to the President for Economic Policy in the White House under President Clinton from 1997 to 2001 and under President Obama from 2011 to 2014. Mr. Sperling was co-chair of the first White House Manufacturing Council and helped launch the Select USA initiative. Mr. Sperling also served as counselor to Treasury Secretary Timothy Geithner at the U.S. Department of the Treasury and as a member of the President’s Auto Task Force. He was the founder and director, from 2002 to 2008, of the Center for Universal Education, at Brookings Institution, which specializes in education for girls and boys in developing and conflict-impacted nations. Mr. Sperling graduated from the University of Minnesota and Yale Law School and attended Wharton Business School at the University of Pennsylvania.

	Qualifications – Experience in public policy, economic policy, government affairs, and governance		– Knowledge and insight regarding the economy, market and risk analysis, manufacturing and innovation, the automotive industry, and labor relations

16	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS 2021 Director Nominees

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
High Level Financial

–
Human Capital Talent Development and Labor

–
Customer Centricity and Innovation

–
Steel/Related Industry

–
Environmental and Sustainability

–
Risk Management

David S. Sutherland (Chairman of the Board)
Age: 71 Director Since: 2008	Committees – Executive	Other Public Company Boards – GATX Corporation – Imperial Oil, Ltd.

Experience
Mr. Sutherland serves as the Corporation’s Independent Chairman. He retired as President and Chief Executive Officer of the former IPSCO, Inc., a leading North American steel producer, in July 2007 after spending 30 years with the company and more than five years as President and Chief Executive Officer. Mr. Sutherland is a former chairman of the American Iron and Steel Institute and served as a member of the boards of directors of the Steel Manufacturers Association, the International Iron and Steel Institute, the Canadian Steel Producers Association and the National Association of Manufacturers. Mr. Sutherland earned a Bachelor of Commerce degree from the University of Saskatchewan and a Master of Business Administration from the University of Pittsburgh’s Katz Graduate School of Business.

Qualifications – Broad and deep knowledge of the steel industry – Executive experience managing and overseeing strategic, operational and financial matters for a large, complex enterprise		– Corporate governance and audit expertise derived from service on boards of other multinational corporations

Skills & Experience
–
Top Level Enterprise/Corporate Leadership

–
Human Capital Talent Development and Labor

–
Customer Centricity and Innovation

–
Technology Transformation

–
Environmental and Sustainability

–
Risk Management

Patricia A. Tracey
Age: 70 Director Since: 2007	Committees – Audit – Corporate Governance & Sustainability	Other Public Company Boards – None

Experience
Vice Admiral Tracey retired as Vice President, Homeland Security and Defense Services for HP Enterprise Services in October 2016. She worked with Hewlett Packard Co. in increasingly responsible roles until her retirement, and previously was a Client Industry Executive for business development and performance improvement with Electronic Data System Corporation, which was acquired by Hewlett Packard Co. in August 2008. From 1970 to 2004, Vice Admiral Tracey served in increasingly responsible operational and staff positions with the United States Navy, including Chief of Naval Education and Training from 1996 to 1998, Deputy Assistant Secretary of Defense (Military Personnel Policy) from 1998 to 2001, and Director, Navy Headquarters Staff from 2001 to 2004. Vice Admiral Tracey served as a consultant on decision governance processes to the United States Navy from 2004 to 2005 and to the Department of Defense from 2005 to 2006. She currently advises business owners pursuing opportunities with the U.S. Government. She also serves on the board of trustees of Norwich University and the Board of Directors of Armed Forces Benefits Association. Vice Admiral Tracey holds a Bachelor of Arts degree in Mathematics from the College of New Rochelle and a Master of Science in Operations Research and Systems Analysis from the Naval Postgraduate School.

Qualifications
–
Senior executive leadership experience over a 34-year career in the U.S. military

–
Deep experience in government affairs, planning and executing large scale organization and workforce transformation strategies, occupational safety and environmental compliance, and governance

– Insight regarding information technology and cybersecurity gained from overseeing implementation of advanced solutions for Department of Defense and Homeland Security agencies

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	17

CORPORATE
GOVERNANCE
Corporate governance is a continuing focus at U. S. Steel, embraced by the Board of Directors, management, and all employees. We have a long and rich tradition relating to corporate governance and public company disclosure, including being one of the first publicly traded companies in United States history to hold an annual meeting of stockholders and to publish an annual report. In this section, we describe some of our key governance policies and practices.
OUR GOVERNANCE FRAMEWORK

U. S. Steel is committed to maintaining the highest standards of corporate governance and ethical conduct, which we believe are essential for sustained success and long-term stockholder value. In light of this goal, the Board oversees, counsels and directs management in the long-term interests of the Corporation, its stockholders and its customers. Our governance framework gives our highly-experienced directors the structure necessary to provide oversight, advice and counsel to U. S. Steel. The Board’s responsibilities include, but are not limited to:

–
overseeing the management of our business and the assessment of our business risks;

–
overseeing the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with laws and ethical principles;

–
reviewing and approving our major financial objectives and strategic and operating plans;

–
overseeing our human capital management and succession planning for the CEO and other key executives; and

–
establishing an effective governance structure, including appropriate board composition and planning for board succession.

The Board discharges its responsibilities through regularly scheduled meetings as well as through telephonic meetings, actions by written consent and other communications with management as appropriate. U. S. Steel expects directors to attend all meetings of the Board and the Board committees upon which they serve, and all annual meetings of the Corporation’s stockholders.
–
During the fiscal year ended December 31, 2020, the Board held eight meetings and numerous interim conference calls.

–
All of the directors attended in excess of 75% of the meetings of the Board and the committees on which they served.

–
All but one of the then-serving directors attended the 2020 Annual Meeting of Stockholders.

The Board has long adhered to governance principles designed to assure excellence in the execution of its duties. The Board regularly reviews the Corporation’s governance policies and practices, which are responsive to stockholder feedback. These principles are outlined in our Corporate Governance Principles, which, in conjunction with our certificate of incorporation, by-laws, Board committee charters and related policies, form the framework for the effective governance of the Corporation.

18	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE OUR GOVERNANCE FRAMEWORK
CORPORATE GOVERNANCE MATERIALS
The following materials are available on our website, www.ussteel.com – Corporate Governance Principles – By-laws – Board Committee Charters – Code of Ethical Business Conduct	These materials are also available in print to any person, without charge, upon written request to: Corporate Secretary United States Steel Corporation 600 Grant Street, Suite 1884 Pittsburgh, PA 15219
Corporate Governance at A Glance
Leadership Structure
–
Our Chairman is independent. He interacts closely with our CEO

–
The independent Board members elect our Chairman annually. Among other duties, our Chairman leads executive sessions of the independent directors to discuss certain matters without management present

Board Composition
–
The Board regularly assesses its performance through annual Board and committee self-evaluations

–
The Corporate Governance & Sustainability Committee periodically updates the board skills analysis to ensure the Board composition is aligned with the strategic needs of the Corporation

Board Independence	– 10 out of 11 of our nominees are independent – Our CEO is the only management director
Board Committees
–
We have four Board committees – Executive, Audit, Corporate Governance & Sustainability, and Compensation & Organization

–
With the exception of the Executive Committee (our Chairman and CEO serve on this committee), all other committees are composed entirely of independent directors

Management Succession Planning
–
The Board actively monitors succession planning and talent development and receives regular updates on employee engagement, inclusion and diversity, and retention matters

–
The Board regularly reviews senior management succession and development plans

Director Stock Ownership	– Our directors are required to receive more than half of their annual retainer in shares of our common stock – and must hold these shares during their entire tenure on the Board
Risk Oversight
–
Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks

–
Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks

Accountability to Stockholders
–
We use majority voting in uncontested director elections

–
We have annual election of directors

–
We implemented a proxy access by-law provision in line with market standards, which enables certain of our stockholders to nominate directors and have their eligible nominees included in the proxy statement with our nominees

–
We actively reach out to our stockholders through our engagement program

–
Stockholders can contact our Board, our Chairman or management by regular mail or email

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	19

CORPORATE GOVERNANCE BOARD LEADERSHIP STRUCTURE
BOARD LEADERSHIP STRUCTURE
The Board regularly considers the appropriate leadership structure for the Corporation. It has concluded that the Corporation and its stockholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, or whether the Chairman of the Board should be an independent director. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based on what it believes will provide the best leadership structure for the Corporation, taking into account the needs of the Corporation at that time. David S. Sutherland currently serves as the independent Chairman of the Board.
If the Chairman of the Board is not independent, then the independent directors will elect from among themselves a Lead Director. The Chairman (or Lead Director) is elected annually by the Board. If the Chairman of the Board is independent, then the Chairman’s duties also include the duties of the Lead Director.
Lead Director Duties:

–
chair executive sessions of the non-employee directors;

–
serve as a liaison between the CEO and the independent directors;

–
approve Board meeting agendas and, in consultation with the CEO and the independent directors, approve Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

–
approve the type of information to be provided to directors for Board meetings;

–
be available for consultation and direct communication with the Corporation’s stockholders;

–
call meetings of the independent directors when necessary and appropriate; and

–
perform other duties as the Board may from time to time designate.

20	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD’S ROLE IN RISK OVERSIGHT
BOARD’S ROLE IN RISK OVERSIGHT
The Board of Directors is responsible for the oversight of the assessment and management of risks impacting U. S. Steel. The Board, as a whole, considers risk assessment and risk management. The Board annually reviews the Corporation’s strategic plan which includes a review of risks related to: safety, environmental, operating and competitive matters; political, and regulatory issues; employee and labor issues; and financial results and projections. Although the Audit Committee has primary responsibility for overseeing risk management, each of our other Board committees also considers the risks within its specific areas of responsibility. Each committee regularly reports to the full Board on its respective activities, including, when appropriate, those activities related to risk assessment and risk management oversight.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	21

CORPORATE GOVERNANCE BOARD OVERSIGHT OF STRATEGY
BOARD OVERSIGHT OF STRATEGY
A primary responsibility of our Board is oversight of our business strategy. At each regular Board meeting throughout the year, our Board reviews our strategy, operating plans, and overall financial performance, and progress on each, and provides significant guidance and feedback. In addition, at least one multi-day meeting each year is dedicated to focus on our long-term strategic planning. The Board also devotes significant time to reviewing our capital allocation strategy aligned with the Best of Both strategy. Annually, our Board reviews and approves our capital authorization and spending budgets, which are designed to strategically deploy capital intended to facilitate investments required to achieve operational excellence, grow profitability, generate strong returns and improve sustainability performance.
The primary goal of our capital allocation strategy is to create long-term stockholder value driven by three priorities for cash:
–
investing in new, lower capital intensity technologies and innovation to achieve our Best of Both strategy;

–
reinvesting in our current assets to advance operational excellence to deliver high-quality products and service to our customers; and

–
maintaining our balance sheet priorities that are supportive of the Corporation’s strategic objectives.

To oversee management’s performance in executing our strategy, the Board receives regular updates and actively engages in dialogue with our executive management team. Members of our Board also periodically visit our facilities to monitor the execution of our strategy in our operating segments, and to assess areas for improvement or potential risk.
BOARD OVERSIGHT OF SUCCESSION PLANNING
Our Board and management consider succession planning and professional development to be an integral part of the Corporation’s long-term strategy. The Board and management have a robust, well-developed succession planning process that not only develops internal leadership candidates, but also considers external leadership candidates for top executive roles. Our Board discusses succession planning at each of its quarterly meetings. Our full Board reviews senior management succession and development plans with our CEO. Our CEO then presents to the independent directors his evaluations and recommendation of future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances. The Board also reviews and discusses development plans for individuals identified as high-potential candidates for senior leadership positions. The Board and the Compensation Committee are responsible for monitoring our management succession and leadership development plans. Our Corporate Governance Principles require all executive officers to retire at age 65. The Compensation Committee may, in its discretion, waive that requirement, and did waive it for Mr. Burritt and Ms. Breves.
BOARD OVERSIGHT OF CULTURE AND HUMAN CAPITAL MANAGEMENT
Moving up the talent curve is a critical success factor to achieving our corporate strategy. Because we believe U. S. Steel will only be able to successfully execute on its strategic priorities with the full engagement of a talented workforce, the Board and its committees oversee human capital management. The Board receives periodic reports on the results of employee engagement or inclusion surveys, the collective bargaining process and relationship between management and the United Steelworkers, relevant workforce metrics, including related to inclusion and diversity, talent development, and pay equity analysis and hiring practices.
The Board also believes that visits to facilities enable it to judge the Corporation’s culture first-hand. While safety concerns have limited visitation to our facilities, as part of our onboarding process, each new director elected in 2020 visited our Mon Valley Works facility. These experiences enable the Board to judge whether the Corporation is adopting business practices that create the engaged and stable workforce needed to achieve its long-term strategy.

22	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD AND COMMITTEE EVALUATION PROCESS
BOARD AND COMMITTEE EVALUATION PROCESS
Each year, the Board conducts annual self-evaluations to determine whether it and its committees are functioning effectively and whether its governing documents continue to remain appropriate. In 2018, the Board enhanced its typical evaluation process by engaging in a robust review of the effectiveness of the Board, conducted by an independent advisor. Each standing committee, other than the Executive Committee, annually reviews its own performance and reports the results and any recommendations to the Board. The process is designed and overseen by the Corporate Governance & Sustainability Committee.
Annual Board and Committee Self-Evaluations
STEP 1 Questionnaire	STEP 2 Board Assessment	STEP 3 Individual Interviews	STEP 4 Evaluation Results	Step 5 Follow up Actions
Directors respond to a wide range of questions related to topics including operations, composition of the Board, responsibilities, governing documents and resources.	The Board evaluation includes an assessment of whether the Board has the appropriate mix of skills, experience and other characteristics, and is made up of a sufficiently diverse group of people.	The Chairman of the Board conducts individual interviews with each director to discuss Board, committee and director performance and effectiveness.	Results of the evaluations are discussed by the full Board.	Feedback from this evaluation process is used to make any necessary changes to Board practices, composition, size and other matters.
BOARD REFRESHMENT
Our Board maintains a robust process to identify, consider and evaluate potential board candidates. Our Corporate Governance & Sustainability Committee leads this process by considering prospective candidates at its meetings. In identifying appropriate candidates through a thoughtful evaluation, supported by its outside consultants, the committee is focused on aligning the skills, experience and characteristics of our Board with the strategic development of U. S. Steel. A primary goal is to ensure sufficient Board diversity so that its membership consists of individuals with a variety of backgrounds, skills, experience and attributes.
Among other things, the members aim to strike a balance between the knowledge that comes from longer-term service on the Board with the fresh insights that can come from adding new members to the Board. The Board has been undergoing a deliberate refreshment effort over the past several years to add important skills, experience and diversity, to oversee our corporate strategy.
In the last four years, five highly qualified independent directors have joined our Board. The following shows our board refreshment process:

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	23

CORPORATE GOVERNANCE BOARD COMMITTEES
BOARD COMMITTEES
Under our by-laws and the general corporation law of the State of Delaware, U. S. Steel’s state of incorporation, the business and affairs of U. S. Steel are managed under the direction of the Board of Directors. The non-employee directors regularly hold executive sessions without management. The Board has three standing committees, each of which is comprised exclusively of independent directors: the Audit Committee; the Compensation & Organization Committee; and the Corporate Governance & Sustainability Committee.
Each of the standing committees has a written charter adopted by the Board, which is available on the Corporation’s website (www.ussteel.com). The committee charters are regularly reviewed and updated to incorporate best practices and prevailing governance trends. The Board also has an Executive Committee that acts on, and reports to the Board on, routine or delegated matters that arise between Board meetings.
Each standing committee is required to have at least three members, each of whom is considered independent. Each of the standing committee charters require the committee to perform a self-evaluation and review its charter annually. Each committee may in its sole discretion, retain or obtain the advice of outside advisors, including any consultant, independent legal counsel or other advisor, at the Corporation’s expense to assist the committee in fulfilling its duties and responsibilities.
THE TABLE BELOW SHOWS THE CURRENT COMMITTEE MEMBERSHIPS OF OUR DIRECTORS:
Director	Audit Committee	Compensation & Organization Committee	Corporate Governance & Sustainability Committee	Executive Committee
Tracy A. Atkinson	■	■
David B. Burritt				■
Patricia Diaz Dennis		■	■
Dan O. Dinges		■
John J. Engel		■	■
John V. Faraci	■	■
Murry S. Gerber	■
Stephen J. Girsky			■
Jeh C. Johnson	■		■
Paul A. Mascarenas	■		■
Michael H. McGarry	■	■
Eugene B. Sperling	■		■
David S. Sutherland (Chairman of Board)				■
Patricia A. Tracey	■		■
TOTAL MEETINGS HELD IN 2020:	5	6	5

■ Member   ■ Chair

Chair:
Murry S. Gerber*
Members:
Tracy A. Atkinson*
Michael H. McGarry*
John V. Faraci*
Eugene B. Sperling
Jeh C. Johnson
Patricia A. Tracey
Paul A. Mascarenas
All members are “financially literate.”
*These four directors meet the SEC’s definition of an “audit committee financial expert.”
No member of the Audit Committee serves on the audit committees of more than two other publicly traded companies.
AUDIT

Duties and Responsibilities
–
Review and discuss with management and the independent registered public accounting firm matters related to the annual audited financial statements, quarterly financial statements, earnings press releases and the accounting principles and policies applied;

–
Review and discuss with management and the independent registered public accounting firm matters related to the Corporation’s internal controls over financial reporting;

–
Review the responsibilities, staffing and performance of the Corporation’s internal audit function;

–
Review issues regarding the Corporation’s compliance with legal or regulatory requirements and corporate policies dealing with business conduct;

–
Be responsible for the appointment (subject to stockholder ratification), compensation, retention, and oversight of the Corporation’s independent registered public accounting firm. The committee has the sole authority to approve all audit engagement fees and terms as well as all non-audit engagements with the firm; and

–
Discuss policies regarding risk assessment and risk management, including overseeing cybersecurity risk.

24	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE BOARD COMMITTEES

Chair:
Dan O. Dinges*
Members:
Tracy A. Atkinson
John V. Faraci
Patricia Diaz Dennis
Michael H. McGarry
John J. Engel
Committee agendas are established in consultation with management, the Compensation Committee chair and the independent compensation consultant, Pay Governance.
The Compensation Committee meets in executive session without management for a portion of each regular meeting
*
Following Mr. Dinges’ retirement at the Annual Meeting, Mr. Faraci will serve as Chair of this committee.

COMPENSATION & ORGANIZATION

Duties and Responsibilities
–
Determine and approve ,with the Board, the CEO’s compensation based on the evaluation of the CEO’s performance;

–
Determine and approve, with input from the CEO, the compensation of the Corporation’s executive officers;

–
Review the Corporation’s executive management succession plans annually with the Board;

–
Assess whether the Corporation’s compensation policies and practices are reasonably likely to create a risk that could have a material adverse effect on the Corporation;

–
Assess the independence of the Corporation’s executive compensation consultant; and

–
Consider the most recent stockholder advisory vote on executive compensation.

The Compensation Committee retains Pay Governance, LLC as its independent executive compensation consultant. A representative of Pay Governance attended all meetings of the Compensation Committee in 2020.

Chair:
Stephen J. Girsky*
Members:
Patricia Diaz Dennis
Paul A. Mascarenas
John J. Engel
Eugene B. Sperling
Jeh C. Johnson
Patricia A. Tracey
The Committee has the sole authority to retain and terminate any search firm used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.
*
Following Mr. Girsky’s retirement at the Annual Meeting, Mr. Engel will serve as Chair of this committee.

CORPORATE GOVERNANCE & SUSTAINABILITY

Duties and Responsibilities
–
Identify, evaluate and recommend nominees for director;

–
Make recommendations to the Board concerning the appropriate size and composition of the Board and its committees;

–
Make recommendations to the Board concerning the compensation of non-employee directors;

–
Recommend to the Board a set of corporate governance principles applicable to the Corporation, reviewing these principles annually and recommending appropriate changes to the Board;

–
Review and discuss risk matters relating to legislative, regulatory and public policy issues affecting the Corporation’s businesses and operations;

–
Review public policy issues likely to be of interest to various stakeholders of the Corporation, including employee health and safety, environmental, energy and trade matters;

–
Review and approve codes of conduct applicable to the Corporation’s employees and directors; and

–
Review the Corporation’s environmental stewardship and sustainability performance, and its practices for consistency with the values of good corporate citizenship.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	25

CORPORATE GOVERNANCE U. S. STEEL’s SUSTAINABILITY FRAMEWORK
U. S. STEEL’s SUSTAINABILITY FRAMEWORK
U. S. Steel is an integrated steel producer of high-quality, value added steel products that serve as the building blocks of a sustainable future. With differentiated products and a goal of low impact manufacturing, we are doing our part to realize a low carbon economy. U. S. Steel is empowering its people to innovate new solutions that manufacture products with a low carbon footprint, all the while decreasing the impact on human health and the environment. Outside of the organization, U. S. Steel is engaging the community and working with local leaders to develop a better neighborhood for the communities where we operate.
Our Board oversees our sustainability program primarily through the Corporate Governance & Sustainability Committee. The Corporate Governance & Sustainability Committee reviews sustainability as a standing agenda item at each quarterly meeting, including reports and discussions on sustainability strategic priorities, implementation of the greenhouse gas (GHG) emissions intensity reduction target, and the use of reporting and disclosure frameworks. It also makes recommendations to the Board and monitors compliance with the Corporation programs and practices regarding government relations and political contributions, corporate philanthropy and stockholder engagement.

26	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE U. S. STEEL’s SUSTAINABILITY FRAMEWORK
Employee Health & Safety
At U. S. Steel, we have a long-standing commitment to the safety and health of the men and women who work in our facilities. Every employee deserves to return home safely at the end of every day, and we are working to eliminate all injuries and incidents. In addition, the psychological safety of all employees is important to us. We have combined physical safety and psychological safety into the construct of 360° safety. Ensuring a safe workplace also improves productivity, quality, reliability and financial performance. By making safety and health a personal responsibility, our employees are making a daily commitment to follow safe work practices, look out for the safety of co-workers and ensure safe working conditions for everyone. A “Safety First” mindset is as essential to our success as the tools and technologies we rely on to do business. This past year, we relied on our strong safety culture to ensure the health and safety of our employees during the COVID-19 pandemic.
Our objective is to attain a sustainable zero harm culture supported by leadership and owned by an engaged and highly skilled workforce, empowered with the capabilities and resources needed to assess, reduce, and eliminate workplace risks and hazards. In support of these objectives, we have developed an enhanced Safety Management System, initiated new safety communication methods and enhanced contractor safety processes. One of our most important safety protocols is our fatality prevention audit program. These proactive assessments of the processes and protocols we have in place, and adherence to them, to avoid fatalities and severe injuries are conducted annually at the enterprise level and more frequently at each of our facilities. We assess our safety performance through a variety of lagging and leading indicators, including OSHA DAFW. This measurement allows us to evaluate the frequency of injuries sustained at our facilities requiring an employee to stay at home for more than one day. U. S. Steel has achieved record-safety performance in this measurement in the last several years, routinely achieving performance better than industry benchmarks.
For 2020, we had a corporate DAFW rate of 0.07, which is 8x better than the U.S. Bureau of Labor Statistics' Iron and Steel benchmark DAFW rate of 0.60.
Protection of the Environment
U. S. Steel is committed to effective environmental stewardship. We have implemented and continue to develop business practices that are environmentally effective. We believe part of being a good corporate citizen requires a dedicated focus on how our industry affects the environment. We continue to work on the promotion of cost-effective environmental strategies through the development of appropriate air, water and waste laws and regulations at the local, state, national and international levels. We are committed to reducing our emissions and are investigating, creating and implementing innovative, best practice solutions throughout our operations to improve our environmental performance and to manage and reduce energy consumption.
In 2020 alone, U. S. Steel recycled 3.0 million tons of purchased and produced steel scrap. Because of steel’s physical properties, our products can be recycled at the end of their useful life without loss of quality, contributing to steel’s high recycling rate and affordability. Many of our major production facilities have Environmental Management Systems that are certified to the ISO 14001 Standard. This standard, published by the International Organization for Standardization (ISO), provides the framework for the measurement and improvement of environmental impacts of the certified facility.
By using the blast furnace and coke oven gas generated in our cokemaking and steelmaking activities to power our facilities, we avoided consuming natural gas and other fuels from 2018 to 2020 to heat more than 3.4 million households each year. In 2020, we recycled approximately 3.3 million tons of blast furnace slag and 0.4 million tons of steel slag by selling it for use as aggregate and in highway construction.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	27

CORPORATE GOVERNANCE U. S. STEEL’s SUSTAINABILITY FRAMEWORK
Reduction of Greenhouse Gas Emissions

In 2019, as part of our strategy to become the Best of Both in the steel industry, U. S. Steel announced its commitment to reduce greenhouse gas ("GHG") emissions intensity across its global footprint. U. S. Steel set a goal to reduce its global greenhouse gas emissions intensity by 20% as measured by the rate of CO2 equivalents emitted per ton of finished steel shipped, by 2030 based on 2018 baseline levels. This target will apply to U. S. Steel’s global operations.
These reductions are equivalent to the amount of CO2 being generated by more than 850,000 average-sized homes each year. By creating targeted carbon reduction initiatives to accelerate our transformation toward a future of sustainable steel, we create value for all stakeholders.
The carbon intensity reduction target reflects our continued commitment to improvement in production efficiency and the manufacture of products that are environmentally friendly. In addition to a commitment to reduce its own greenhouse gas emissions intensity, U. S. Steel is committed to helping its customers achieve their environmental goals. Our industry-leading XG3TM advanced high-strength steel enables automakers to manufacture lighter weight vehicles that meet federal Corporate Average Fuel Economy (CAFE) standards with reduced carbon emissions. As part of our innovation efforts, we continue to look at new steelmaking technologies so that we can produce green steels and further reduce carbon emissions.

Human Capital Management
At U. S. Steel, we are focused on attracting and retaining the top talent needed to support our strategic transformation and meet our customers’ evolving needs as a sustainable steel solutions provider. The support and development of our people is foundational to achieving our Best of Both strategy. We refer to this strategic talent pillar as “Moving Up the Talent Curve.”
Our focus on people extends to our current and future employees. We aim to have an engaged and diverse workforce to promote new ideas and innovation, reflect the communities where we operate, and deliver exceptional customer service. We seek to build an inclusive environment where people feel free to bring their whole selves to work. To achieve the Best of Both strategy, we must have the “Best from All.” More about our focus on people and human capital management can be found in our Sustainability Report, available on our website (www.ussteel.com).
Ethics & Compliance
Our culture is based on our S.T.E.E.L. Principles: Safety First; Trust and Respect; Environmentally Friendly Activities; Ethical Behavior; and Lawful Business Conduct. We expect our employees and members of our Board to take personal responsibility to “do what’s right,” and our Code of Ethical Business Conduct serves as the foundation for the actions of our employees and directors. To further ensure that employees understand the Corporation’s expectations and all applicable rules, we provide formal ethics and compliance training to our employees and have frequent communication with information about key compliance topics, which include messages from senior management underscoring the importance of doing business with integrity. Employees also receive summaries of current events that demonstrate the need to do business lawfully that include reminders of the Corporation’s expectations for all employees. In addition, through our annual policy certification process, employees and directors certify their ongoing compliance with our Code of Ethical Business Conduct.

28	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE U. S. STEEL’s SUSTAINABILITY FRAMEWORK
Inclusion & Diversity

Attracting, developing, and retaining a workforce of talented, diverse people is essential to having high-performing teams that drive results for our Corporation’s stakeholders. As part of our commitment to cultivating a culture of caring, we have inclusive benefits available for our U.S. non-represented workforce, including expanded parental leave, back-up dependent care, infertility coverage, gender reassignment coverage and healthcare continuation for the families of employees who suffered work-related or military service fatalities. In 2020, U. S. Steel earned a 100% score on the Human Rights Campaign’s annual Corporate Equality Index in recognition of our comprehensive and inclusive benefits for the second year in a row.
Our Employee Resource Groups
We also support several employee resource groups (ERGs) to enhance employee engagement, promote a culture of acceptance, foster diversity in the workplace, and raise awareness related to issues of identity and intersectionality. Our ERGs also provide leadership development, mentorship and networking opportunities for their members. Our ERGs involve employees throughout the organization and offer opportunities for sharing experiences, strategies and success. Collectively, our ERGs drive awareness, strengthen employee engagement, and create internal and external connections, including through charitable outreach. Our current ERGs and their areas of focus are below.

To promote an inclusive environment that embraces the vision, furthers the value, and aligns with the Inclusion and Diversity strategy of U. S. Steel. We will leverage the mix of diverse thought, personal background, and professional education to enhance employee engagement and positively impact business goals.
To engage and empower the next generation of leaders in steel by connecting U. S. Steel employees of all generations across the company to strengthen the future of our industry.	To honor and support all employees, current and prospective, who are veterans of our nation’s military or remain active in the National Guard or Reserves.
To foster an environment that supports employees with disabilities and their caregivers in bringing 100% of themselves to work by advocating for and empowering the individual, increasing awareness and understanding of disability related issues and promoting inclusion, trust and respect throughout the organization and in our communities.

To create awareness and promote a work environment that is inclusive and safe, where people feel they can reach their maximum potential and have confidence in a work environment where they will be fairly evaluated.

To cultivate an inclusive environment that enables women to maximize their professional success at U. S. Steel through networking, education, recruitment, leadership opportunities and community involvement.

Dedicated to supporting parents and caregivers throughout U. S. Steel by providing a network of fellow parents and allies, to support each other, share knowledge, and learn about various benefits U. S. Steel provides to parents and caregivers.

TALENT DEVELOPMENT AND RETENTION
We believe that development and retention of talent is essential to our success, and we seek to provide opportunities for continuous learning and development. All of our employees at a director-level and above have a formal professional development plan that is assessed at least annually. In addition, we proactively measure our attrition rates, and take targeted actions to ensure our highest potential and performing employees are incentivized to remain with the Corporation. Over the past five years, our regrettable voluntary turnover rate has been at or below 5%.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	29

CORPORATE GOVERNANCE COMMITMENT TO STOCKHOLDER ENGAGEMENT
LABOR RELATIONS
Approximately 80% of our employees in North America and Slovakia are covered by collective bargaining agreements. We work closely with union representatives to provide safe and productive workplaces that enable our employees to deliver high-quality products and meet the needs of our customers. Our partnership with the United Steelworkers includes not only a commitment to safety programs, but also a common approach to combating the unfairly traded imports that threaten our industry, our company, and ultimately the jobs of our employees.
COMMITMENT TO STOCKHOLDER ENGAGEMENT
The Board, as well as management, prioritizes constructive communication with our stockholders to learn about their views regarding the Corporation and our governance and compensation practices. Our CEO, CFO and Investor Relations team regularly communicate with our investors and the investment community generally regarding our business strategy and financial performance. Additionally, we have maintained ongoing dialogue with our largest stockholders regarding our corporate governance and executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board, the Corporate Governance & Sustainability Committee and the Compensation & Organization Committee.
Our Engagement Process
2020 Stockholder Engagement

In 2020, we contacted stockholders representing approximately 40% of our outstanding shares and held meetings with eight investors, representing approximately 20% of our outstanding stock. Our stockholders provided constructive feedback and were supportive of our current governance, sustainability and compensation practices.

Topics covered in our engagement meetings:

–
Response to COVID-19 to ensure health and safety of employees, prioritize cash and liquidity and accelerate execution of our Best of Both strategy

–
Sustainability program focused on driving the Corporation towards its future as a sustainable solutions provider

–
Executive Compensation program that aligns pay for performance and incents behaviors to deliver long-term stockholder value

–
Human Capital Management, including initiatives to enhance inclusion and diversity and ensure employees feel psychologically and physically safe

–
Board Composition and Effectiveness to oversee risk and grounded in good governance

30	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
Actions Taken by the Board Following Stockholder Engagement
The feedback we receive from our stockholder during our engagements is thoughtfully considered by management and the Board, and has led to modifications in our sustainability, executive compensation programs and governance practices and disclosure. Some of the actions we have taken that are informed by stockholder feedback and insights over the last several years include:
Topic	What We Heard From Our Stockholders	Board Actions in Response to Stockholder Feedback
Sustainability	Encouraged by our increased and enhanced sustainability disclosure and GHG reduction goal	– Inaugural Sustainability report issued in 2019 with enhanced report released in 2020 – Announced 20% GHG Emissions Intensity Reduction Goal by 2030, compared to a 2018 baseline
Human Capital Management	Comprehensive inclusive benefits provide helpful insight into U. S. Steel’s culture of inclusion	– Detailed disclosure in Sustainability report on inclusion & diversity, talent management and community engagement
Executive Compensation	Continue to align executive compensation with company performance	– Ongoing benchmarking of compensation practices to our peers See page 44 for more on enhancements to our executive compensation program
Governance	Positive feedback regarding transparency of governance program	– Proactively adopted proxy access in 2016 – Annual website disclosure regarding political contributions
COMMUNICATIONS FROM STOCKHOLDERS AND INTERESTED PARTIES
Stockholders and interested parties may send communications through the Secretary of the Corporation to the: (1) Board, (2) Committee Chairs, (3) Chairman of the Board, or (4) outside directors as a group. The Secretary will collect, organize and forward to the directors all communications that are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include solicitations for products or services, employment matters, and matters not relevant to stockholders generally, to the functioning of the Board, or to the affairs of the Corporation. The Secretary of the Corporation may be contacted at: Corporate Secretary, United States Steel Corporation, 600 Grant Street, Suite 1884, Pittsburgh, PA 15219 or by email at boardofdirectors@uss.com.
DIRECTOR COMPENSATION
The goal of U. S. Steel’s director compensation programs is to attract and retain individuals of substantial accomplishment with demonstrated leadership capabilities to serve as directors . In order to align the interests of directors with the interests of stockholders, our non-employee directors participate in the Deferred Compensation Program for Non-Employee Directors and the Non-Employee Director Stock Program, each of which is described below. Directors who are employees of U. S. Steel receive no compensation for their service on the Board.
2020 Director Compensation
For 2020, the Board maintained the annual retainer of  $265,000 after following a robust benchmarking review process, described below. Each committee chair received an additional $20,000 and the Chairman of the Board received an additional $100,000 retainer. No meeting fees or committee membership fees are paid. In response to the challenges of the pandemic, the Board temporarily decreased their annual retainer for half the year by 20% for the maximum cash portion.
Deferred Compensation Program
Under our Deferred Compensation Program for Non-Employee Directors, each non-employee director is required to defer a minimum of 55% of his or her retainer in the form of Common Stock Units and may elect to defer up to 100%. A Common Stock Unit is what is sometimes referred to as “phantom stock” because initially no stock is actually issued. Instead, we keep a book entry account for each director that shows how many Common Stock Units he or she has. When a director leaves the Board, he or she receives actual shares of common stock corresponding to the number of Common Stock Units in his or her account. The ongoing value of each Common Stock Unit equals the market price of the common stock. When dividends are paid

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	31

CORPORATE GOVERNANCE DIRECTOR COMPENSATION
on the common stock, we credit each account with equivalent amounts in additional Common Stock Units. If U. S. Steel were to undergo a change in control resulting in the removal of a non-employee director from the Board, that director would receive a cash payment equal to the value of his or her deferred stock account. The Board and management believe that such deferral, by continually building each director’s equity interest in the Corporation, provides a meaningful continued interest in the Corporation that is tied to the stockholders’ interest because the stock issued upon a director’s departure from the Board reflects all changes in the market value of U. S. Steel common stock from the date of deferral.
Non-Employee Director Stock Program
Under our Non-Employee Director Stock Program, upon joining our Board, each non-employee director is eligible to receive a grant of up to 1,000 shares of common stock. In order to qualify, each director must first have purchased an equivalent number of shares in the open market during the six months following the first date of his or her service on the Board.
Compensation Review Process
The Corporate Governance & Sustainability Committee reviews director compensation on an annual basis.
Annually, Pay Governance, an independent compensation consultant, presents a benchmarking report on director compensation for the same peer group of companies the Compensation & Organization Committee uses for determining compensation for our executives, as well as for a larger general comparator group of 151 companies in a similar revenue range as the Corporation. After reviewing the information presented by Pay Governance, as well as other public information on the topic, the committee evaluates the plan design and compensation levels to ensure they are consistent with market trends and makes recommendations of any appropriate changes to the Board.
The following table shows the compensation of non-employee directors in 2020:
DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Tracy A. Atkinson	45,215	55,264	0	100,479
Patricia Diaz Dennis	112,095	137,005	0	249,100
Dan O. Dinges	67,275	201,825	0	269,100
John J. Engel	112,095	137,005	0	249,100
John V. Faraci	112,095	137,005	0	249,100
Murry S. Gerber	121,095	148,005	0	269,100
Stephen J. Girsky	—	265,767	0	265,767
Jeh C. Johnson	—	160,767	0	160,767
Paul A. Mascarenas	49,820	199,280	0	249,100
Michael H. McGarry	112,095	137,005	0	249,100
Eugene B. Sperling	112,095	137,005	0	249,100
David S. Sutherland	—	349,100	0	349,100
Patricia A. Tracey	113,595	138,838	0	252,433

(1)
The amount shown represents the cash portion of the 2020 annual retainer paid to directors. Messrs. Girsky, Johnson and Sutherland elected to receive 100% of their 2020 retainer as deferred common stock.

(2)
The amount shown represents the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718), as described in the Corporation’s financial statements for the year ended December 31, 2020 included in the Corporation’s annual report on Form 10-K for 2020. All of the 2020 stock awards represent Common Stock Units under the Deferred Compensation Program for Non-Employee Directors.

32	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CORPORATE GOVERNANCE RELATED PERSON TRANSACTIONS POLICY
RELATED PERSON TRANSACTIONS POLICY
The Board of Directors of the Corporation has adopted a written policy that requires certain transactions with related persons to be approved or ratified by its Corporate Governance & Sustainability Committee.
For purposes of this policy, related persons include:

–
any person who is, or at any time since the beginning of the Corporation’s last fiscal year was, a director or executive officer of the Corporation or a nominee to become a director of the Corporation;

– any person who is the beneficial owner of more than 5% of any class of the Corporation’s voting securities; and – any immediate family member of any person described above.
The types of transactions that are subject to this policy are transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Corporation, or any of its subsidiaries, was, is or will be a participant and in which any related person had, has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000.
The standards applied by the Corporate Governance & Sustainability Committee when reviewing transactions with related persons include:

–
the benefits to the Corporation of the transaction;

–
the terms and conditions of the transaction and whether such terms and conditions are comparable to the terms available to an unrelated third party or to employees generally; and

– the potential for the transaction to affect the independence or judgment of a director or executive officer of the Corporation.
Under the policy, certain transactions are deemed to be automatically pre-approved and do not need to be brought to the Corporate Governance & Sustainability Committee for individual approval.
The transactions that are automatically pre-approved include:

–
transactions involving compensation to directors and executive officers of the type that is required to be reported in the Corporation’s proxy statement;

–
indebtedness for ordinary business travel and expense payments;

–
transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), a director or beneficial owner of less than 10% of any class of equity securities of that company, provided that the amount involved does not exceed the greater of  $1,000,000 or 2% of that company’s consolidated gross annual revenues;

–
transactions where the interest of the related person arises solely from the ownership of a class of equity securities of the Corporation, and all holders of that class of equity securities receive the same benefit on a pro rata basis;

–
transactions where the rates or charges involved are determined by competitive bid;

–
transactions involving the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental regulation; and

–
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

There were no transactions that required approval of the Corporate Governance & Sustainability Committee under this policy during 2020.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	33

CORPORATE GOVERNANCE DIRECTOR INDEPENDENCE
DIRECTOR INDEPENDENCE
The Board affirmatively determined that all non-employee director nominees for 2021 are independent within the definitions of independence of both the New York Stock Exchange (“NYSE”) listing standards and the U.S. Securities and Exchange Commission (“SEC”) standards for Audit Committee members. U. S. Steel has incorporated the NYSE and SEC independence standards into our own categorical standards for independence. The Board has affirmatively determined that none of the directors or nominees for director, other than our CEO, Mr. Burritt, has a material relationship with the Corporation. The Board made this determination based on all relevant facts and circumstances.
AUDIT COMMITTEE The Board also determined that each member of the Audit Committee: (1) did not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries, and (2) was not an affiliated person of the Corporation or any of its subsidiaries. Therefore each member satisfied the NYSE’s enhanced independence standards for audit committee members.
COMPENSATION COMMITTEE The Board also determined that no member of the Compensation Committee has a relationship to the Corporation that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member. Therefore, each member of the Compensation Committee satisfied the independence requirements of NYSE listing standards.
For more information, our standards of director independence are located in our “Corporate Governance Principles,” available on our website at www.ussteel.com.

34	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Proposal 2:
Advisory Vote on Executive Compensation

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve, on an advisory basis, the 2020 compensation of our five named executive officers as described in the Compensation Discussion & Analysis and the Executive Compensation Tables.

The Board of Directors recommends a vote “FOR” the resolution approving the compensation of our Named Executive Officers.

Pursuant to Section 14A of the Securities Exchange Act of 1934, we are seeking an advisory vote from our stockholders on the following resolution to approve the compensation of the named executive officers (“NEOs”) listed in the compensation tables of this proxy statement:
RESOLVED, that the stockholders of United States Steel Corporation (the “Corporation”) approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Corporation’s proxy statement for the 2021 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.
We intend to offer this non-binding advisory vote at each of our annual meetings. Although it is not binding, we and the Board welcome our stockholders’ views on our NEOs’ compensation and will carefully consider the outcome of this advisory vote consistent with the best interests of all stockholders.
Say-on-Pay Advisory Vote Discussion
At the 2020 Annual Meeting of Stockholders, approximately 74.8% of the votes cast were “For” our advisory vote on executive compensation. We value the feedback we receive from regular engagement with our stockholders and are encouraged by the support we have received over the past several years for our compensation program and recognition of our responsiveness to stockholders.
The Board of Directors recommends a vote FOR this proposal based on the efforts of the Compensation & Organization Committee and the Board to design an executive compensation program that:
–
Aligns the interests of U. S. Steel executives with our stockholders;

–
Provides market-aligned pay opportunities that attract, reward and retain key talent needed to drive outstanding corporate performance and create long-term stockholder value; and

–
Reflects the input received from stockholders on our executive compensation program through our robust engagement program.

In considering this advisory vote, we encourage you to read the Compensation Discussion and Analysis, the compensation tables and other relevant information in this proxy statement for additional details on our executive compensation programs and the 2020 compensation paid to our NEOs.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	35

PROPOSAL 2: Advisory Vote on Executive Compensation COMPENSATION & ORGANIZATION COMMITTEE REPORT
COMPENSATION & ORGANIZATION COMMITTEE REPORT
The Compensation & Organization Committee of the Board of Directors of the Corporation has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation & Organization Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2020.
Dan O. Dinges, Chairman	John J. Engel
Tracy A. Atkinson	John V. Faraci
Patricia Diaz Dennis	Michael H. McGarry

36	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Compensation
Discussion
and Analysis
This Compensation Discussion and Analysis contains a discussion of the material elements of compensation awarded to, earned by, or paid to the Corporation’s “Named Executive Officers” (“NEOs”), individuals who served as our principal executive officer, the principal financial officer, and the next three most highly compensated executive officers of U. S. Steel in 2020.
Named Executive Officers in 2020
David B. Burritt President & Chief Executive Officer	Christine S. Breves Senior Vice President & Chief Financial Officer
James E. Bruno Senior Vice President — European Solutions & President, USSK	Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer, NAFR
Duane D. Holloway Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
CONTENTS
To assist stockholders in finding important information in the CD&A, we’re providing this highlighted page summary.
Executive Summary	38
2020 Performance Highlights	39
COVID-19 Response and Compensation Impact	40
2020 Executive Compensation Program Overview	41
2020 Compensation Decisions and Results	42
Stockholder Feedback and Say-on-Pay Vote	44
Our Compensation Philosophy	45

2020 Compensation Decisions Align Pay and Performance	45
2020 NEO Performance & Compensation Summaries	49
Our Compensation Process	52
Peer Group Benchmarking	53
Elements of Compensation	54
Compensation Policies and Other Considerations	61
Executive Compensation Tables	63

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT37

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
EXECUTIVE SUMMARY
EXECUTING OUR STRATEGY TO CREATE LONG-TERM STOCKHOLDER VALUE
In 2018 we launched our Best of Both strategy to become the best steel company by leveraging the advantages of integrated steelmaking – iron ore and product innovation – with the advantages of mini mills – process innovation and cost efficiency. Our strategy is to create long-term stockholder value by pursuing a business model that is resilient to market volatility and is profitable through the business cycle.
In 2020, we executed critical components of our Best of Both strategy, none more transformational than the full acquisition of Big River Steel. We first invested in Big River Steel in 2019, with an option to purchase the remaining equity within four years. During the pandemic, we refocused our efforts to exercise that option in 2020, when the pricing was fixed and favorable to us. During our first year as partners, we successfully trialed 11 U. S. Steel grades of steel at Big River Steel, with its low carbon emissions intensity production process, validating the Best of Both thesis.
In addition to the Big River Steel acquisition, we also completed additional actions in 2020 moving us towards our Best of Both future:
–
Completed construction of the continuous galvanizing line (CGL) at our PRO-TEC joint venture, which coupled with the Big River Steel facility, allows us to produce low carbon footprint, differentiated products for our customers

–
Monetized iron ore assets and divested non-core assets to generate additional cash to support our business through the pandemic

–
Completed construction of the electric arc furnace (EAF) at our Fairfield Works

BEST OF BOTH STRATEGY

In 2020, we enhanced our footprint from 100% blast furnace operation, to one with three electric arc furnaces – lower cost and lower carbon production. This transformation in footprint and technology enables U. S. Steel to produce the steels of the future – those that are BEST for customers, BEST for consumers, and BEST for the planet.

38UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2020 PERFORMANCE HIGHLIGHTS
In spite of market and pandemic-related challenges, the intense focus of our executive team and employees on our long-term strategic goals was evidenced by many achievements in 2020. We made significant progress transforming our business by:
–
investing in the Best of Both advanced technology;

–
enhancing our sustainability program to support our environmental stewardship goals and those of our customers;

–
optimizing our balance sheet to support execution of our strategy; and

–
ensuring we have a talented and diverse workforce to lead and execute our business plans.

Here is a summary of our major accomplishments during 2020:
Comprehensive and Effective Response to COVID-19 Pandemic
–
Implemented robust crisis response, including stringent COVID-19 protocols to ensure safety of employees and continuity of operations

–
Idled blast furnaces safely and temporarily, while remaining flexible to support customers in the recovery

–
Expedited production and delivery to support customers’ production of medical supplies

–
Donated goods, time and services to support communities in time of crisis and change

Record Setting Safety Performance
–
All-time best days away from work (DAFW) safety performance at 0.07, which is 8 times better than the industry average reported by the U.S. Bureau of Labor Statistics

–
Best contractor DAFW safety performance since 2009 (when measurement began)

Executing Against our Strategic Priorities
–
Accelerated acquisition of Big River Steel, the cornerstone of our Best of Both strategy

–
Completed construction of electric arc furnace at our Tubular facility

–
Monetized excess iron ore assets to deliver $100 million of cash in 2020 with an option for incremental $500 million in future

–
Positive operating cash flow of  $138 million in 2020 and strong year-end liquidity of approximately $3.2 billion, including approximately $2.0 billion of cash, to support the execution of our strategy

Delivering Long-Term Value to our Stockholders
–
Achieved 48% total shareholder return

–
Achieved record low 24-day cash conversion cycle time, demonstrating intense focus on cash efficiency

–
Reduced 2020 capital spending to enable future execution of Best of Both investments

–
Generated approximately $160 million in cash proceeds through the sale of non-core real estate assets.

Demonstrating our Commitment to Environmental Stewardship
–
Released enhanced and updated Sustainability Report, with materiality assessment and commitment to setting KPIs for top six material topics

–
Trialed 11 U. S. Steel grades of steel at Big River Steel, with its low carbon emissions intensity production process, in furtherance of our commitment to support our sustainability goals and those of our customers

Investing in our People and our Community
–
Awarded a perfect “100” score by the Human Rights Campaign® Corporate Equality Index for the second straight year

–
Sponsored two fellows for the CEO Action for Diversity & Inclusion™

–
Doubled participation in our employee resource groups

–
Leveraged technology to enhance engagement with our employees

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT39

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
RESPONSE TO COVID-19
The global pandemic resulting from COVID-19 has had a significant impact on economies, businesses and individuals around the world. At U. S. Steel we quickly implemented our crisis response plan to respond to challenges and issues posed by the pandemic, and focused our organization around three priorities to guide our actions and decisions through the crisis.

PROTECT LIVES AND
LIVELIHOOD
Our strong safety culture provided a solid foundation upon which we implemented additional cleaning, sanitizing, and protective protocols to ensure the health and safety of our employees and the continuity of our operations.

PRIORITIZE CASH AND
LIQUIDITY
To bolster liquidity in the uncertain environment, we heightened our focus on managing the business to preserve cash, and we accessed the capital markets to raise an additional $1.7 billion of capital. We also quickly adjusted our capital spending to align with market conditions.

REMAIN FOCUSED, BUT FLEXIBLE TO ACHIEVE OUR BEST OF BOTH
STRATEGY
The uncertain and challenging environment strengthened our resolve to execute our Best of Both strategy as quickly as prudently possible. The need to support our customers, continue to innovate and move towards the future was highlighted by the pandemic, and management decisively executed this goal through disciplined, focused and intentional actions.

2020 Compensation-Related Impacts of the Pandemic
Throughout the year, the Compensation Committee was highly focused on the impact of the pandemic to the business, and related compensation and benefits impacts to employees. The Committee received regular updates from management on employee compensation, benefits and other arrangements implemented in response to the pandemic.
For example, management worked closely with the USW to ensure that furloughed workers had access to full benefits, including health insurance and retirement benefits, and provided flexibility to employees who were unable to work or preferred alternative work arrangements due to high risk family members.
2020 COVID-19 Compensation-Related Actions

–
As part of our cash preservation efforts, our executive officers volunteered to temporarily reduce their base salaries for half the year by 25% for our CEO and 10% for other executives, and suspended all company contributions to our 401(k) plan for salaried employees. These recommendations were endorsed by the Compensation Committee.

–
In response to the challenges of the pandemic, our Board of Directors temporarily decreased their annual retainer for half the year by 20% for the maximum cash portion.

–
The significant impact of the pandemic on our business resulted in a below threshold performance level for the Annual Incentive Compensation Plan EBITDA performance goal. This performance was monitored throughout the year, but given the ongoing uncertainty in the business, no goal changes were made. The Compensation Committee considered alternative methods for evaluating performance, and ways to ensure management was compensated commensurate with the performance in exceptionally challenging circumstances, while balancing the interests of all stakeholders, and awarded our NEOs (other than the CEO) a one-time award, as described on page 46.

40UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2020 Executive Compensation Program Overview
Our executive compensation program is designed to attract, reward and retain executives who make significant contributions through operational and financial achievements aligned with the goals and philosophy of our long-term strategy. The primary elements of our compensation program, are described below.
Element	Overview and Key Performance Metrics	Purpose
FIXED
Base Salary	Fixed cash baseline compensation takes into account the scope and complexity of the NEO’s role, individual qualifications and experiences, and internal value to the Corporation.	Base salaries are set at market competitive levels to attract and retain highly qualified executives to lead and implement our strategy.
VARIABLE
Annual Incentive Compensation Plan (AICP) Payout Range: 0%-230% of target for corporate performance and individual performance adjustments
EBITDA (75%)
A financial performance measure intended to focus the organization on operating at sustainable, profitable levels
Cash Conversion Cycle (25%)
A financial liquidity measure intended to focus the organization on the number of days that it takes to convert resource inputs into cash flows

Performance-based annual cash incentive opportunities support achieving goals that are crucial to our strategic plan.
Individual Performance (-15% to 30%) In addition to their role in achieving enterprise financial goals, NEOs are evaluated on their individual performance in four categories.
SAFETY
•
NEOS are expected to demand strict compliance to our safety protocols, facilitate safe work practices, and ensure a psychologically safe environment for our employees .

EXECUTION OF THE STRATEGY
•
NEOs all contribute to the achievement of our strategic goals to create long-term stockholder value. They are expected to act with an enterprise mindset and facilitate alignment throughout the organization with our Best of Both strategy.

ADVANCING CRITICAL SUCCESS FACTORS
•
NEOs all work towards improving on the three areas that are critical to our long-term success:

–
Moving Down the Cost Curve

–
Moving up the Talent Curve

–
Winning in Strategic Markets

LEADERSHIP
•
NEOs are expected to demonstrate value-based tone at the top and exemplify our S.T.E.E.L. Principles, ensuring engagement and development within their respective areas of responsibility.

Long-Term Incentive Program (LTIP) Payout Range: 0%-200% of target for corporate performance
Corporate Performance Metrics (60% of LTIP)
Relative TSR (50%)
TSR performance awards are based on relative performance, with the payout determined based on the rank of U.S. Steel’s TSR compared to the TSR of its peer group companies over the three-year performance period, as well as for each year within the performance period.
Return On Capital Employed (ROCE) (50%)
ROCE performance awards are based on our weighted average cost of capital, over the three-year performance period, with weighting increasing in the second and third years.
Vests after three-year performance period if ROCE performance metrics are achieved.

Variable long-term performance-based compensation motivates and rewards executives for achieving multi-year strategic priorities.

Time-Based Restricted Stock Units (RSUs) (40%of LTIP)
RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions.
Awarding RSUs facilitates stock ownership and executive retention, and promotes stockholder alignment.
RSUs vest ratably over three years.
RSUs support retention of highly qualified executives to lead and implement our strategy. They align with stockholder interests as the value fluctuates with stock price performance.

*
Illustrations are based on 2020 CEO target compensation

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT41

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
2020 Compensation Decisions and Results
The Compensation Committee set 2020 total target direct compensation in January 2020 in line with the median of those of our executive compensation peer group, as reported by the committee’s independent compensation consultant. The table below shows actual compensation earned or granted in 2020.
NEO	2020 Base Salary ($)	AICP Award and OneTime Bonus ($)	LTIP Grant Target Award ($)	LTIP 2018 2020 Payout ($)	Total Actual and Awarded Compensation ($)
Burritt	1,112,500	1,530,000	8,000,000	0	10,642,500
Breves	666,500	687,000	2,000,000	0	3,353,500
Bruno	551,000	795,130	1,300,000	0	2,646,130
Buckiso	551,000	445,100	1,300,000	0	2,296,100
Holloway	561,500	431,100	1,300,000	0	2,292,600
COVID-19 Impact: Each executive officer’s base base salary was reduced for part of the year in response to and as a show of leadership during the immediate onset of the pandemic. In determining actual awards under the AICP, the Compensation Committee determined to base the awards on earned base salary, without giving effect to the temporary base salary reduction.
Compensation Outcomes: Payouts Reflect Corporate Performance
The Compensation Committee considers a mix of cash and equity awards over both the short-term and long-term as a critical balance in reinforcing U. S. Steel’s commitment to performance alignment. This strong pay-for-performance alignment is clearly reflected in amounts actually earned by our NEOs based on the achievement of metrics established by the Compensation Committee for the annual and long-term incentive plans.
The following table illustrates how our performance has affected the payout of our annual incentives and how the performance of our common stock affects the value of the long-term incentives that would be received by our CEO based on our closing stock price of  $16.77 on December 31, 2020:
	Annual Incentive	Restricted Stock Units(1)	Performance Awards(2)
Year	% of Target Award Paid	Value as a % of Grant Value	Award Payout as a % of Target
2020	50%	190%	40%
2019	84%	70%	40%
2018	187%	38%	0%

(1)
The “Restricted Stock Units” column shows the market value on December 31, 2020, of the shares underlying the restricted stock units as a percentage of the market value on the grant date. The grant date fair value of the RSUs granted in 2018 was $43.99, in 2019 was $23.92 and in 2020 was $8.83. To the extent that the market value has declined, the value of the restricted stock units reflected in the Summary Compensation Table also declined.

(2)
The “Performance Awards” column indicates the percentage of the performance awards that would be paid out based on our TSR as compared to the TSR of the peer group companies and ROCE performance. The 2018 performance period ended on December 31, 2020, and the actual results are reflected in the table. For the 2019 and 2020 performance awards, the information in the table is determined as if the performance periods ended on December 31, 2020.

42UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
Performance and/or stock-based compensation accounted for approximately 89% of our CEO’s target compensation in 2020. Based on our strong pay-for-performance alignment, realizable compensation for our CEO over the last three years is 83.6% of target value granted during the period as reported in the Summary Compensation Table on page 63 of this proxy statement.
CEO Realizable Pay
Three-Year (2018 - 2020) Aggregate CEO Compensation (in $millions)
Compensation Governance Practices
Our compensation program is designed to promote exceptional performance and align the interests of our executives with the interests of our stockholders while discouraging executives from excessive risk-taking.
WHAT WE DO
– Consider results of say on pay votes when making compensation decisions
– Regularly engage with our stockholders about our executive compensation program
– Align pay and performance
– Cap annual and long-term incentive awards, including when TSR is negative
– Utilize an independent compensation consultant
– Require significant stock ownership of executive officers
– Utilize a market-based approach (competitive within our peer group) for determining NEO target pay levels
– Require a “double trigger” for change in control severance
– Provide for clawback of incentive awards if our financial statements are restated
– Annually review risks associated with our compensation programs
WHAT WE DON’T DO

–
No excise tax gross ups for change in control payments

–
No guarantee minimum payout of annual or long-term performance awards

–
No repricing of options

–
No hedging transactions, short sales or pledging of our common stock by our directors of executive officers

–
No dividends or dividend equivalents on unearned RSUs or performance shares

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT43

COMPENSATION DISCUSSION AND ANALYSIS EXECUTIVE SUMMARY
STOCKHOLDER FEEDBACK AND SAY ON PAY VOTE
The Board, as well as management, prioritizes constructive communication with our investors to learn about their views of our Corporation and our governance, sustainability and compensation practices. We have maintained ongoing dialogue with our largest stockholders regarding our executive compensation program since 2012. The feedback we receive from these discussions is carefully considered by the Board and the Compensation Committee. We believe the support of our say-on-pay proposal over the last few years is evidence of the Board’s careful attention to stockholder feedback, and our ability to decisively take action and incorporate their perspectives in our programs.
In each year from 2017-2019, we received over 94% approval of our executive compensation program. The Compensation Committee recognizes that the 74.8% support for our executive compensation in 2020 was lower than our typical votes in recent years, and we again extended invitations in 2020 to our stockholders to hear their views.
2020 Stockholder Engagement and Actions Taken
In 2020, we reached out to holders of approximately 40% of our outstanding shares and meetings were held with the eight investors who accepted our invitation, representing approximately 20% of our outstanding stock. During these meetings, we heard that our stockholders are generally supportive of our executive compensation program and the link between pay and performance embedded in our executive compensation program. One recurring theme of our engagements on compensation has been the challenge of addressing external market conditions that could have a dispositive impact on the Corporation’s earnings.
Over the years we have implemented several changes to our compensation practices to further align pay with performance, reduce the volatility in the measures under the program to ensure executive compensation is tied to controllable actions and respond to stockholder feedback. We also heard from stockholders that the change to include annual components in the TSR calculation for our LTIP award raised concerns that the award was not long-term in nature. We have expanded disclosure around the rationale behind that change to provide stockholders with more information upon which to assess our program structure.
Finally, our engagements often focus on the health and safety of our employees and how executives are judged in these areas. We have also enhanced our disclosure in this area to provide more transparency to stockholders about how individual performance is assessed.
COMPENSATION CHANGES MADE IN RESPONSE TO STOCKHOLDER FEEDBACK
Actions Taken	Goal
Enhanced disclosure on individual performance	Provide more transparency around how executives’ performance is judged, including how safety factors into our executive compensation program
Revised the AICP formula to enable payout of partial incentive award based on superior individual performance	Ensure highly qualified executives are motivated even in periods of market decline, given cyclicality of the business
Eliminated use of stock options to reduce volatility in payouts	Reduce volatility in executive compensation payouts and respond to stockholders’ disfavor of options
Revised TSR calculation to include components of TSR for each year in the performance period while maintaining the largest weighting on three-year TSR performance	Provide better alignment to stockholder experience, by reducing extremes in vesting and increasing data points used in the calculation, given high volatility in stock price performance
Expanded disclosure around TSR calculation	Provide more information to stockholders on the change to calculation specific to our business needs

44UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PHILOSOPHY
OUR COMPENSATION PHILOSOPHY
Our Compensation Program is Designed Around Four Guiding Principles:

Strong Pay-for-Performance Approach	– Majority of target compensation opportunity is performance- and/or stock-based – Our compensation programs are focused on objective corporate performance measures and individual performance
Align Pay with Long-Term Interests of our Stockholders
–
Equity comprises the largest portion of an executive’s compensation, a substantial portion of which is performance-based

–
Executives are subject to rigorous stock ownership and holding requirements

Support our Strategic and Financial Goals	– Balance of compensation elements that focus on both short-term and long-term corporate performance and goals that align with our annual and long-term strategic objectives
Attract, Reward and Retain Executives
–
Our long-term incentive grants include restricted stock units that may retain some value in a period of stock market decline

–
Executive compensation is targeted to be competitive with and aligned to the median of our peer group

Compensation Committee Decision-Making Process
We have a robust and ongoing annual process to plan, review and determine executive compensation, which includes at least annual engagement with our stockholders. When evaluating the compensation reported in the Summary Compensation Table against company performance, it is helpful to keep in mind the timing each of the decisions are made by the Compensation Committee.
DATE	COMPENSATION ELEMENT
Determined January/February 2020
Base Salary and Annual/Long-Term Incentive Program Target Grant Values
–
Base salaries and target grant values under the AICP and LTIP were determined in January and February 2020 and reflect corporate and individual performance in 2019 and potential to drive success in 2020.

Determined after 2020 Year-end Paid March 2021	Annual Incentive Awards – AICP awards reported for 2020 were determined following 2020-year end based on 2020 corporate and individual performance and paid in March 2021.
Certified after 2020 Year-end Payouts for 2020 awards reported in March 2021
Long-Term Incentive Awards
–
Performance for 2018-2020 LTIP awards was certified following 2020-year end and vested, as applicable, in February 2021.

–
Interim performance criteria for 2019 and 2020 LTIP TSR performance awards certified in February 2021; awards do not vest until following the applicable three-year performance period.

2020 COMPENSATION DECISIONS ALIGN PAY AND PERFORMANCE
In making decisions regarding 2020 compensation, the Compensation Committee underwent a robust analysis and thoughtful process. In the beginning of the year, the Compensation Committee’s independent consultant reassessed the roles and responsibilities of our executive officers. That review resulted in a change to the median total target direct compensation for executive officers as compared to the executive compensation peer group. The Compensation Committee, in order to motivate and incentivize executives, particularly during a time of strategic transition when retention of executives is of utmost importance, normalized executive total target direct compensation by adjusting target amounts for base salary, AICP opportunity and LTIP grant values.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS 2020 COMPENSATION DECISIONS ALIGN PAY AND PERFORMANCE
In making target compensation decisions, the Compensation Committee also took into consideration U.S. Steel’s 2019 performance, the industry market environment expected for 2020, continued development and execution of our long-term strategy, and assumption of additional duties in connection with executive leadership changes and the responsibilities of each of our NEOs.
Actual AICP award decisions were made following the completion of 2020 and based on achievement of rigorous corporate EBITDA and CCC goals, as well as individual performance objectives. While Corporate EBITDA targets were not achieved, the European segment achieved above target EBITDA performance, which comprises a portion of Mr. Bruno’s award. Additionally, U. S. Steel achieved the maximum performance target for Cash Conversion Cycle.
One-Time Bonus for Extraordinary Team Leadership During the Pandemic
The Compensation Committee believes the AICP design is the appropriate short-term design to incentivize executives to achieve profitability and cash management that aligns with stockholders’ interests, and generally disfavors one-time cash awards. However, the Compensation Committee recognized that 2020 was not an ordinary year and determined that the usual formula did not serve as a full and adequate measurement of performance to drive stockholder value or reward performance. While EBITDA performance fell short of targeted goals that were set in January 2020 prior to the pandemic, as the year unfolded with unprecedented challenges and market disruption, the Compensation Committee determined that EBITDA did not serve as the broad measurement of annual performance or creation of stockholder value that it typically does. The severe impacts to the economy caused by the pandemic early in the year, including abrupt closure of auto facilities and the global oil and gas crisis, made EBITDA targets unachievable early on. Recognizing the substantial commitment of our executives navigating the challenges, the Compensation Committee determined that payout beyond the AICP formula was warranted. However, the Compensation Committee determined not to adjust the EBITDA metric or performance goals that were negatively impacted by the pandemic.
Major 2020 Achievements
In recognition of that dynamic, the Compensation Committee considered the actions management took and how they performed to sustain the deep trough and perform in the recovery, including these notable achievements:
–
2020 total shareholder return of 48%, outperforming the S&P 500 and the majority of our steel company peers

–
Significantly exceeding pandemic-adjusted expectations for year-end cash and liquidity

–
Continuity of operations through rapid and comprehensive COVID-19 crisis response, including robust health and safety measures and the speedy transition of administrative and headquarters employees to work from home, weeks faster than expected

46	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2020 COMPENSATION DECISIONS ALIGN PAY AND PERFORMANCE

COMPENSATION DECISIONS
Base Salary approved
AICP target approved
LTIP target approved
LTIP grands made
Base salary
Increases effective
Salary reductions
in effect
Base Salaries
reinstated
AICP performance
One-time bonus
Covid-19 period
JAN 20
FEB 20
MAR 20
APR 20
MAY 20
JUN 20
JUL 20
AUG 20
SEP 20
OCT 20
NOV 20
DEC 20
JAN 21
MARKET AND BUSINESS EVENTS
COVID auto OEM shutdowns
Idled blast furnaces and Tubular facilities
Cut capex budget
ABL draw
Secured Notes offering ($18)
Equity Offering ($400m)
Repay ABL draw
Exercise option to acquire remainder of Big River Steel (BRS)
Close on BRS acquisition
STOCK PRICE
$25
$20
$15
$10
$5
$0
$4.54
LOW
$6.31
$7.70
$7.34
$16.77
$23.86
1/12 HIGH
$17.76

The Compensation Committee also recognized that successfully navigating the pandemic environment was not up to individual performance – it was largely dependent upon exceptional collaboration and execution as a team, with each leader aligned to common purpose. After taking into consideration the performance to navigate the unprecedented challenges, the Compensation Committee awarded each NEO a one-time cash award in amounts shown in the following table. The CEO forfeited approximately $290,000 in compensation through voluntary salary reduction and suspended retirement account contributions, and recommended that he be excluded from such an award. He advocated for an award recognizing the leadership of his team of senior vice presidents. In addition, in recognition of the pandemic challenges faced by employees, including loss of certain retirement compensation, and for the hard work to position U. S. Steel to prosper in the industry recovery, salaried employees were also awarded a one-time cash bonus.
In determining the one-time bonus award amount, the Compensation Committee examined the amount of compensation each executive gave up as part of the recommended salary reduction and suspension of 401(k) contributions, as well as AICP payouts.
–
The aggregate annual payment to our NEOs with AICP and the one-time bonus generally does not exceed 100% of their targeted AICP amount.

The Compensation Committee considers this amount to be reasonable to recognize performance, and aligned with enterprise and stockholder interests.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS 2020 ANNUAL INCENTIVE PAYOUT AND ONE-TIME CASH AWARD
2020 ANNUAL INCENTIVE PAYOUT AND ONE-TIME CASH AWARD
Executive	Target AICP Award as % of Base Salary(1)	Target Award(1)	Corporate Payout Rate(2)	Actual AICP Amount Awarded(3)	One-Time Cash Bonus	Total Annual Incentive and Bonus Payment
Burritt	150%	$1,912,500	50%	$1,530,000	0	$1,530,000
Breves	100%	$702,500	50%	$562,000	$125,000	$687,000
Bruno	85%	$493,000	121%	$695,130	$100,000	$795,130
Buckiso	85%	$493,000	50%	$345,100	$100,000	$445,100
Holloway	80%	$473,000	50%	$331,100	$100,000	$431,100

(1)
“Base Salary” for purposes of determining the AICP award is the actual salary earned for 2020 without giving effect to the temporary salary reduction. The “Target Award” is the amount that would be paid to the executive assuming the Corporation achieved the AICP target performance objectives and before consideration of individual performance.

(2)
The “Corporate Payout Rate” is determined by the Corporation’s actual performance measured against the 2020 performance metrics and before individual performance is considered. Differences in the payout rate among the executives are the result of variances in EBITDA weighting for the business segments.

(3)
The “Actual AICP Amount Awarded” is the amount awarded by the Compensation Committee after consideration of individual performance.

48	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2020 NEO PERFORMANCE AND COMPENSATION SUMMARIES
2020 NEO PERFORMANCE AND COMPENSATION SUMMARIES
The Compensation Committee sets challenging operational and financial performance targets to motivate executives to achieve short- and long-term success. To link pay to performance, the Compensation Committee believes that most of an executive’s compensation should be paid in the form of performance- and/or stock-based compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
The Compensation Committee assesses our NEOs on their individual performance related to safety leadership and culture, executing our strategy, progressing on our critical success factors and overall leadership. Base salary and target annual and long-term award opportunities are generally aligned with our peer group median. The summaries below describe actual awards based on corporate and individual performance goals.
DAVID B. BURRITT President & Chief Executive Officer
2020 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$1,112,500
Mr. Burritt oversees U. S. Steel’s long-term strategic direction to deliver value for customers, employees and stockholders. He is responsible for the overall mission and culture at U. S. Steel, senior leadership development and succession planning, and engaging with key strategic customers, industry leaders, and policymakers.

AICP		$1,530,000
LTIP	RSU grant	$3,200,000
	TSR-based performance awards granted	$2,400,000
	ROCE awards granted in cash	$2,400,000
	2018-2020 equity-based performance awards	$0 payout
One-time Bonus		0
Total		$10,643,000

2020 Performance Summary
–
Mr. Burritt provided exceptional and steadfast leadership to the enterprise during a period of tremendous uncertainty and volatility.

–
Mr. Burritt set the tone for dedicated commitment to the Corporation’s S.T.E.E.L Principles, and oversaw the best safety performance ever, significantly outperforming all industry benchmarks, and strict adherence to pandemic-related health and safety guidance.

–
He maintained the organization’s focus on executing its Best of Both strategy through a disciplined and structured approach that was adapted for changing market conditions. This approach culminated with the earlier than planned exercise of the Corporation’s option to acquire the remainder of Big River Steel, a significant step towards achieving U. S. Steel’s sustainability and technology transformation goals.

–
Mr. Burritt also refocused the organization on customer centricity and leveraged remote technology to become more connected with customers, employees and other stakeholders.

–
Mr. Burritt promoted increased employee engagement through more virtual connections, including participating in events with every employee resource group throughout the year to show the leadership’s emphasis on inclusion and diversity.

TOTAL SHAREHOLDER RETURN 48% Outperformed the S&P 500 and the majority of our steel company peers	RAISED $1.7 BILLION IN INCREMENTAL CAPITAL Ended the year with liquidity of approximately $3 billion	RECORD-SETTING SAFETY PERFORMANCE Outperformed all industry benchmarks, with 0.07 Days Away from Work	COMPLETED BIG RIVER STEEL ACQUISITION Executed cornerstone of our Best of Both strategy earlier than anticipated	RECORD LOW 24-DAY CASH CONVERSION CYCLE TIME Demonstrated intense focus on cash efficiency

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS 2020 NEO PERFORMANCE AND COMPENSATION SUMMARIES
CHRISTINE S. BREVES Senior Vice President & Chief Financial Officer
2020 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$666,500
Ms. Breves leads all aspects of the Corporation’s financial organization, including accounting, credit, tax, treasury, investor relations, pension investments, internal controls and internal audit administrative oversight. She also oversees the global information technology organization, real estate group and procurement function.

AICP		$562,000
LTIP	RSU grant	$800,000
	TSR-based performance awards granted	$600,000
	ROCE awards granted in cash	$600,000
	2018-2020 equity-based performance awards	$0 payout
One-time Bonus		$125,000
Total		$3,353,500

2020 Performance Summary
–
Ms. Breves demonstrated superior leadership of the finance organization in 2020, leading critical capital markets activity and refinancing efforts in support of our Best of Both strategy. Through a difficult environment, she focused the organization on prioritizing cash and liquidity, and implemented a robust business resiliency planning process.

–
Under her leadership, the procurement organization achieved significant cost savings for the Corporation and structured third-party long-term pellet sales to bolster the Corporation’s cash generation opportunities.

–
Ms. Breves assumed leadership of the IT function in 2020, a testament to her strong leadership and ability to deliver on the Corporation’s strategic goals.

JAMES E. BRUNO Senior Vice President – European Solutions & President, USSK
2020 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$551,000
Mr. Bruno leads all aspects of the European business, including oversight of steelmaking operations, administrative and reporting procedures, and people systems. Mr. Bruno also is responsible for engaging with key policymakers in Europe.

AICP		$695,130
LTIP	RSU grant	$520,000
	TSR-based performance awards granted	$390,000
	ROCE awards granted in cash	$390,000
	2018-2020 equity-based performance awards	$0 payout
One-time Bonus		$100,000
Total		$2,646,130

2020 Performance Summary
–
Mr. Bruno displayed outstanding leadership of the European business. For the second year in a row, USSK achieved extraordinary Zero OSHA Days Away from Work safety performance, illustrating the strong safety consciousness.

–
Under Mr. Bruno’s leadership, USSK delivered above target EBITDA performance during the pandemic environment and maintained strong quality and delivery performance to serve its customers.

–
Mr. Bruno was able to quickly adapt operations to rapidly changing market environments, safely and efficiently, and made vast improvements to USSK’s labor productivity.

50	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS 2020 NEO PERFORMANCE AND COMPENSATION SUMMARIES
SCOTT D. BUCKISO Senior Vice President & Chief Manufacturing Officer NAFR
2020 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$551,000
Mr. Buckiso has executive responsibility for all North American Flat-Rolled production facility activities, overseeing daily steelmaking operations. He also oversees the Corporation’s iron ore mining operations, logistics services, engineering and corporate quality organizations, and Transtar, U. S. Steel’s short-line railroad subsidiary.

AICP		$345,100
LTIP	RSU grant	$520,000
	TSR-based performance awards granted	$390,000
	ROCE awards granted in cash	$390,000
	2018-2020 equity-based performance awards	$0 payout
One-time Bonus		$100,000
Total		$2,296,100

2020 Performance Summary
–
Mr. Buckiso demonstrated strong leadership of North American operations, ensuring continuity of operations throughout the pandemic and exceptional safety performance from U. S. Steel’s essential industry workers.

–
Under his leadership, significant construction projects and upgrades were completed on time and on budget to advance the Best of Both strategy.

–
His focus on inventory management throughout the volatile year contributed to working capital improvements and cost reductions, and he led continued improvements in quality to key automotive customers.

DUANE D. HOLLOWAY Senior Vice President, General Counsel and Chief Ethics & Compliance Officer
2020 Compensation Actual Earned / Awarded			Responsibilities
Base Salary		$561,500
Mr. Holloway serves as legal and business advisor to the Board of Directors, the CEO, and the senior leadership team, and has executive responsibility for all legal, regulatory, corporate governance, and ethics and compliance matters across the Corporation.

AICP		$331,100
LTIP	RSU grant	$520,000
	TSR-based performance awards granted	$390,000
	ROCE awards granted in cash	$390,000
	2018-2020 equity-based performance awards	$0 payout
One-time Bonus		$100,000
Total		$2,292,600

2020 Performance Summary
–
Mr. Holloway delivered exceptional leadership of the Legal and Compliance functions and was integral to the execution of many Best of Both strategic initiatives in 2020.

–
Mr. Holloway’s leadership of the COVID-19 crisis response team, and legal guidance on continuously changing health, safety and employment protocols was essential to protecting lives and livelihoods throughout the past year.

–
His effective counsel, ethical leadership and business acumen ensure that U.S. Steel operates with proper protocols and practices to meet business requirements, mitigate risk and create value for its stakeholders.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
OUR COMPENSATION PROCESS
Role of the Compensation Committee and Independent Consultant
The Compensation Committee retained Pay Governance, LLC as its independent consultant to assist in the evaluation of executive compensation programs and in setting executive officers’ compensation. The use of an independent consultant provides additional assurance that our executive compensation programs are reasonable and consistent with the Corporation’s objectives. The consultant reports directly to the Compensation Committee and does not perform services for management without the express approval of the Compensation Committee. There were no services performed by the consultant for management in 2020.
The consultant participates in the Compensation Committee meetings, including executive sessions, and regularly advises the Compensation Committee with respect to compensation trends and best practices, plan design, and the reasonableness of individual compensation awards.
For our CEO’s compensation, the Compensation Committee makes its determinations based upon its evaluation of the CEO’s performance and with input from its consultant. Each year, the Compensation Committee reviews with the Board of Directors the CEO’s goals and objectives, and the evaluation of the CEO’s performance against the prior year’s goals and objectives. The CEO does not participate in the presentations to, or discussions with, the Compensation Committee in connection with the setting of his compensation.
2020 Pay Governance Services

During 2020, Pay Governance performed the following specific services:
–
provided presentations on executive compensation trends, best practices and recent developments;

–
advised on compensation program design;

–
prepared competitive assessments by position for each element of compensation and for total compensation for our executives; and

–
reviewed the peer groups used for benchmarking compensation and measuring performance for purposes of the relative TSR Performance Awards.

The Compensation Committee has assessed the independence of the consultant pursuant to the NYSE listing standards and SEC rules and concluded that no conflict of interest exists that would prevent the consultant from serving as an independent consultant to the Compensation Committee.

Compensation and Risk Management
The Compensation Committee’s compensation consultant annually performs a risk assessment of our executive compensation program and, based on its most recent review, the consultant has determined that our compensation program contains a variety of features that mitigate unnecessary risk taking, including the following:
–
Compensation Mix: Executive officers receive a mixture of short-term and long-term incentives in addition to base salary. Long-term incentives, which are awarded in equity, make up the majority of our executives’ compensation;

–
Capped Awards: Payments under our AICP are capped at 230% of target and our long-term performance awards are capped at 200% of target;

–
Performance Metrics: Different metrics are used in the annual and long-term incentive programs; and

–
Stock Ownership: Executive officers are required to own a significant amount of common stock determined as a multiple of their base salary.

For these reasons, the Compensation Committee concluded that our 2020 compensation and organization policies and practices are not reasonably likely to create a risk that could have a material adverse effect on the Corporation.
Tally Sheets
The Compensation Committee uses tally sheets to evaluate the total compensation and projected payments to the NEOs under various termination scenarios. This analysis is undertaken annually to assist the Compensation Committee in determining whether the compensation package of each NEO is appropriately aligned with our compensation philosophy and the compensation practices of our peers.

52	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS OUR COMPENSATION PROCESS
Peer Groups
The Compensation Committee also considers relevant market pay practices in its decision making process. The Compensation Committee uses the peer group data below as a frame of reference to guide executive compensation decisions. The Corporation uses two peer groups:
–
Executive Compensation Peer Group. This peer group is used to benchmark and assess the competitiveness of the compensation of our NEOs.

–
Performance Peer Group. This peer group, which is more industry focused, is used to evaluate the long-term performance of the Corporation for the relative TSR performance award. The performance peer group is used to evaluate our performance against a targeted group of companies in our industry that we believe we need to outperform to be successful over the long term.

Executive Compensation Peer Group
The executive compensation peer group is used to serve as a market reference when making compensation decisions and designing program features, and to assess the competitiveness of each element of compensation and compensation in total. We also use this peer group as a reference when analyzing pay-for-performance alignment. In setting the executive compensation peer group, the Compensation Committee considered a set of broader, industrial peers who might compete with the Corporation for talent as well as companies outside of the material/industrial industry who might attract our executives that have skills transferable outside of the metals industry. The Compensation Committee aims to set executive compensation targets in line with the executive compensation peer group median.
The executive compensation peer group was selected based on the following criteria:
–
large companies primarily from the Materials sector or Industrials sector within the Global Industry Classification Standard (GICS) classification codes;

–
companies similar in complexity — specifically, companies that have:

–
revenues that range from half to double that of the Corporation;

–
capital intensive businesses as indicated by lower asset turnover ratios;

–
market capitalization reasonably aligned with the Corporation; and

–
similar employee levels

–
acceptable levels of financial and stockholder performance and a higher company stock price volatility (referred to as “beta”) to align with that of the Corporation; and

–
elimination of companies with unusual compensation practices (e.g., company founders who receive little or no compensation and companies that are subsidiaries of other companies).

The 2020 executive compensation peer group consisted of the following companies:
AK Steel Holding Corporation	Eaton Corporation plc	Parker-Hannifin Corporation
Alcoa Corporation	Freeport-McMoRan Inc.	PPG Industries, Inc.
Allegheny Technologies Incorporated	Illinois Tool Works Inc.	Reliance Steel & Aluminum Co.
Arconic Inc.	Ingersoll-Rand Plc	Steel Dynamics, Inc.
Cleveland-Cliffs Inc.	Lear Corporation	Terex Corporation
Commercial Metals Company	Masco Corporation	Textron Inc.
Cummins Inc.	Navistar International Corporation	The Goodyear Tire & Rubber Company
Eastman Chemical Company	Nucor Corporation	Weyerhaeuser Co.
Whirlpool Corporation
Performance Peer Group
The Compensation Committee believes the use of a performance peer group for purposes of the relative TSR performance awards is appropriate because executive compensation arrangements and practices are influenced by business complexity

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
and company size, and many of our industry competitors are much smaller than U. S. Steel. The performance peer group consists of twelve domestic companies in the steel industry.
Peers were selected based on criteria that included:
–
specific domestic steel or steel-related industry;

–
five-year stock price correlation greater than 0.50; and

–
stock price beta greater than 1.0.

The 2020 performance peer group consisted of the following companies:
AK Steel Holding Corporation	Commercial Metals Company	Schnitzer Steel Industries, Inc.
Allegheny Technologies Inc.	Nucor Corporation	Steel Dynamics Inc.
Carpenter Technology Corporation	Olympic Steel Inc.	Timken Steel Corporation
Cleveland-Cliffs Inc.	Reliance Steel & Aluminum Co.	Worthington Industries, Inc.
AK Steel Holding Corporation was removed from the peer group following its merger with Cleveland Cliffs in 2020.
ELEMENTS OF COMPENSATION
The elements of compensation provided to our executives include base salary, short-term annual incentive compensation, long-term incentive compensation, retirement benefits, and other compensation. The distribution of compensation among the various compensation elements is based on the Compensation Committee’s belief that to link pay to performance, most of an executive’s compensation should be paid in the form of performance-based variable compensation with a greater emphasis on variable components for the most senior executives who have greater responsibility for the performance of the business.
Base Salary
Base salary is designed to compensate for the required day-to-day activities and responsibilities of each position. Base salary is set at a market competitive level to attract and retain talent. Actual salary levels take into account factors such as the executive’s contribution, individual qualifications and experiences, and internal value to U. S. Steel. Base salary is paid in cash.
Annual Incentive Compensation Plan
Our AICP aligns our executive officers’ compensation with the achievement of annual performance goals that support our business strategy. Typically, the annual incentive awards are paid in cash, but the Compensation Committee retains discretion to provide the award in cash, stock, or a combination of both. The AICP is designed to focus executives primarily on efficient cash management and profitability.
Actual amounts earned are based on the formula illustrated below, with predetermined performance goals based on the achievement of CCC and EBITDA performance measures. Final awards may be increased or decreased based on individual performance. The individual performance factor is based on a percentage of the executive’s target award. The Compensation Committee determined that EBITDA and CCC were the appropriate measures to drive the transformation required to achieve our goal of sustainable profitability.
2020 AICP Incentive Formula

54	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
AICP Performance Measures
Setting Corporate Performance Goals and Determining Results
The Compensation Committee sets challenging operational and financial performance targets that drive and motivate executives to achieve short- and long-term success. The Compensation Committee set the target goals for AICP purposes in the first quarter of 2020, using an approach that considers:
–
prior year’s performance;

–
expected 2020 financial performance and the annual operating plan;

–
the impact of planned strategic activities; and

–
fluctuations in global steel prices and other macroeconomic factors.

In setting the 2020 goals, the Compensation Committee recognized that 2020 financial performance would be challenged to meet or exceed 2019 performance given the trend in global steel prices, and other macroeconomic factors. For 2020, the Compensation Committee determined that a sufficient degree of stretch existed in the target. The goals were considered rigorous when set.
The target performance goal for both EBITDA and Cash Conversion Cycle is set in line with the Corporation’s annual operating plan, and if achieved would result in a payout of 100% for that component. The Compensation Committee sets the threshold and maximum performance goals at a wide range in recognition of the volatile industry in which we operate. Achievement of threshold performance results in a 50% payout, and achievement of maximum performance goals results in a 200% payout.
In addition to determining corporate performance targets, the Compensation Committee approved EBITDA goals for each NEO.
–
For the CEO, CFO and General Counsel, the EBITDA goal is based on the total corporate results, which generally measures the operational results of all business segments.

–
For executives assigned to a specific segment, like Messrs. Bruno and Buckiso, the EBITDA goal is 50% based on the EBITDA goal for that segment and 50% based on total corporate EBITDA.

This segment allocation of the EBITDA goal is intended to create stronger corporate, business segment and individual accountability by tying an executive’s award to the performance of the segments for which he or she is directly responsible.
The payout result (which does not include individual performance) was determined based on achievement of the performance measures described in the table below. This payout rate demonstrates the performance alignment design of our plan.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2020 AICP CORPORATE PERFORMANCE GOALS AND RESULTS
Performance Measure	Threshold	Target	Maximum	Actual	2020 Payout Result
Cash Conversion Cycle (Days)	43	36	29	24	200%
EBITDA: ($Millions)
Flat-Rolled	$0	$425	$1,000	$(100)	0%
Tubular	$(25)	$25	$75	$(140)	0%
Europe	$(50)	$0	$100	$90	190%
Total EBITDA	$0	$450	$1,000	$(162)	0%
Setting Individual Performance Goals and Determining Results
Our executive officers may earn up to an additional 30% of their target award (or have their award reduced) based on their individual performance. In addition to their role in achieving the enterprise financial goals, NEOs are evaluated on their individual performance in the following categories:
Performance Category	Purpose
Safety
Safety of our employees is our top priority and is not compromised. Executives are expected to demand strict compliance to our safety protocols and demonstrate and facilitate safe work practices. Our expanded 360 safety initiative also requires our NEOs to ensure a psychologically safe environment for our employees.

Strategy Execution
Our NEOs all contribute to the achievement of our strategic goals to create long-term stockholder value. They are expected to act with an enterprise mindset and facilitate alignment throughout the organization with our Best of Both strategy.

Advancing Critical Success Factors	Our NEOs all work towards improving on the three areas that are critical to our long-term success: – Moving Down the Cost Curve – Moving up the Talent Curve – Winning in Strategic Markets
Leadership
As leaders of U. S. Steel, our NEOs are expected to demonstrate values-based tone at the top and exemplify our S.T.E.E.L. Principles. Ensuring engagement and development within their respective areas of responsibility is essential to U. S. Steel’s future success.

A description of each NEO’s individual performance and individual performance result is included on pages 49-51.
Long-Term Incentive Program
Performance awards under the long-term incentive program (LTIP) are allocated among performance-based awards (60% of the LTIP award in 2020) and restricted stock units (RSUs) (40% of the LTIP award in 2020). The Compensation Committee believes that these long-term incentive vehicles best accomplish the objectives of aligning pay with performance and retaining executives.

56	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
On February 25, 2020, the Compensation Committee granted the long-term incentive awards as shown in the table below.
LONG-TERM INCENTIVE AWARDS GRANTED IN 2020
Executive	Target Equity-Based Performance Awards	Restricted Stock Units	Grant Date Fair Value of Equity Awards	Target Cash-Based Performance Awards
Burritt	292,670	362,610	$5,600,045	$2,400,000
Breves	73,170	90,650	$1,400,010	$600,000
Bruno	47,560	58,920	$909,980	$390,000
Buckiso	47,560	58,920	$909,980	$390,000
Holloway	47,560	58,920	$909,980	$390,000
Performance-Based Awards (60% of LTIP Award Value)
Performance awards provide an incentive for executives to earn shares based on our performance over a three-year performance period, with goals set at the beginning of each performance period. The performance awards do not pay dividends or carry voting privileges prior to vesting. In 2020, the three-year performance period began on January 1, 2020, and will end on December 31, 2022 (the “2020 Performance Period”). The value of the performance awards granted for the 2020 Performance Period was divided equally between relative TSR performance awards and ROCE performance awards. The TSR performance awards were granted in equity, and the ROCE performance awards were granted in cash, rather than equity, in order to preserve shares in the plan.
TSR Performance Awards — How We Determine Payouts
For awards granted beginning in 2019, TSR performance awards are based on relative performance, with the payout determined based on the rank of the Corporation’s TSR compared to the TSR of peer group companies (see the “Performance Peer Group”), over the three-year performance period, as well as for each year within the performance period.
Shares may be earned each year if the performance criteria is met, or forfeited if the performance criteria is not met. Awards do not vest and payout until the end of the three-year performance period. As noted in the table below, above market performance at the 55th percentile is required for target payout, and no payout is made for performance below the 30th percentile.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
TSR Performance Award Goals
Level	2020 Relative TSR Ranking	Award Payout as a % of Target(1)
	<30th percentile	0%
Threshold	30th percentile	50%
Target	55th percentile	100%
Maximum	≥80th percentile	200%

(1)
Interpolation is used to determine actual awards between the threshold, target, and maximum levels. TSR performance is calculated over a three-year performance period as described in Appendix B of this proxy statement.

In order to address any potential pay for performance disconnect should the Corporation’s TSR be negative over the three-year performance period (regardless of relative performance) payouts are capped as follows:
–
Payout is capped at target if the Corporation’s TSR is 0% to -5% on a compound annual growth rate (“CAGR”) basis;

–
Payout is capped at 50% of target if the Corporation’s TSR is between -5% to -10% on a CAGR basis; and

–
Payout is forfeited if the Corporation’s TSR is lower than -10% on a CAGR basis.

ROCE Performance Awards — How We Determine Payouts
The payout is determined based on our weighted average cost of capital (noted as return on capital employed or “ROCE”), over the three-year performance period. ROCE is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted, over the three-year performance period.
–
The weighted average ROCE is a three-year performance metric calculated based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.

–
The ROCE awards payout at 50% at the threshold level, 100% at the target level, and 200% at the maximum level.

ROCE performance goals are not disclosed during an ongoing performance period due to competitive reasons.
2018 Performance Awards
The performance period for the performance awards granted in 2018 ended on December 31, 2020. The value of the 2018 performance awards was equally divided between relative TSR performance awards and ROCE performance awards. The 2018 ROCE performance awards were granted in equity. Both relative TSR performance and ROCE performance were below the threshold goals, resulting in no payout of the 2018 LTIP performance award. Each of the relative TSR and ROCE goals, results and payouts are described below.
2018 TSR Performance Awards
The Corporation’s relative annualized TSR compared to the selected peer group for the performance period was below the 30th percentile, and resulted in a payout at 0% of the target award. The payout for our NEOs is shown below.
2018 TSR Performance Award Payout
	Shares Granted at Target	Payout Rate	Shares vested as a result of payout	Fair Value of Performance Awards Upon vesting
Burritt	28,650	0%	0	$0
Breves	3,170	0%	0	$0
Bruno	3,170	0%	0	$0
Buckiso	3,170	0%	0	$0
Holloway(1)	8,720	0%	0	$0

(1)
Mr. Holloway’s awards were granted on April 30, 2018, following his April 2018 hire date.

2018 ROCE Performance Awards
The Corporation’s ROCE for the performance period was below threshold, resulting in a payout at 0% of the target award.

58	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
2018-2020 Return on Capital Employed (ROCE) Performance Targets and Results
	Performance Targets	Actual Results and Weighting		Payout Rate
Threshold	5%	Year 1 (20%)	20.2%	4.04%
Target	10%	Year 2 (30%)	1.5%	0.45%
Maximum	15%	Year 3 (50%)	-10.6%	-5.3%
		2018-2020 Period		-0.81%
	Shares Granted at Target	Payout Rate	Shares vested as a result of payout	Fair Value of Performance Awards Upon vesting
Burritt	41,600	0%	0	$0
Breves	4,600	0%	0	$0
Bruno	4,600	0%	0	$0
Buckiso	4,600	0%	0	$0
Holloway	11,290	0%	0	$0
In-Flight TSR Performance Awards
For the TSR performance awards for the 2019-2021 performance period and the 2020-2022 performance period, the calculation of TSR is based 20% for each year within the performance period and 40% for the overall three-year period. On February 23, 2021, the Compensation Committee certified the relative TSR results for the 2020 portion of those awards. For 2020, the Corporation achieved a TSR in the 86th percentile of the performance peer group, which is maximum performance level for the year, and NEOs earned the shares illustrated in the table below. These awards vest upon completion of the three-year performance period and are subject to the executive’s continued employment.
	Shares Granted at Target for 2019-2020 TSR performance award	Shares earned as a result of 2020 performance
Burritt	82,150	32,860
Breves	12,840	5,136
Bruno	12,840	5,136
Buckiso	12,840	5,136
Holloway	12,840	5,136
	Shares Granted at Target for 2020-2021 TSR performance awards	Shares earned as a result of 2020 performance
Burritt	292,670	117,068
Breves	73,170	29,268
Bruno	47,560	19,024
Buckiso	47,560	19,024
Holloway	47,560	19,024

Restricted Stock Units (40% of LTIP Award Value)
Restricted stock units (RSUs) are awards that deliver shares of common stock and accumulated dividends upon vesting. RSUs generally vest ratably on each of the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on each vesting date.
The Compensation Committee believes that RSUs provide the best retention benefits among our long-term incentives, especially during times of challenging economic and industry conditions. Since the value of the RSUs is variable based upon our stock price, this element of executive compensation is aligned with our stockholders’ interests. They also enable our executives to build ownership in the Corporation, which addresses a key compensation objective. Additionally, because of the downside risk of owning stock, restricted stock units discourage executives from taking excessive risks that would not be in the best long-term interest of stockholders.
Benefits & Retirement Programs
Benefits
NEOs participate in many of the benefits provided to non-represented employees generally, including vacation and holiday benefits, insurance benefits, disability benefits, and medical and prescription drug programs. We believe these benefits support our overall retention objectives.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	59

COMPENSATION DISCUSSION AND ANALYSIS ELEMENTS OF COMPENSATION
Retirement Programs
We provide retirement benefits in order to attract and retain talented executives. We believe our retirement programs are reasonable in light of competitive pay practices and the total compensation of our executives.
Tax-Qualified Plans
The Corporation maintains the following tax-qualified retirement programs (together, the “Qualified Plans”):
–
United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (the “Pension Plan”), which is a defined benefit plan; and

–
United States Steel Corporation Savings Fund Plan for Salaried Employees (the “Savings Plan”), which is a 401(k) defined contribution plan.

Participation in the Pension Plan was closed to new entrants on July 1, 2003 and benefits under the plan were frozen for all non-represented participants on December 31, 2015. Mr. Buckiso is the only NEO covered by the Pension Plan and the Non Tax-Qualified Pension Plan described below.
In 2020, all of the NEOs received matching contributions and Retirement Account contributions under the Savings Plan and participated in the related non-qualified plans, described below.
Non Tax-Qualified Plans
The Corporation maintains the following non tax-qualified programs (together, the “Non-Qualified Plans”) that are designed to provide retirement benefits to executives and other high-level employees of the Corporation and its affiliates:
–
United States Steel Corporation Non Tax-Qualified Pension Plan (the “Non Tax-Qualified Pension Plan”);

–
United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”);

–
United States Steel Corporation Non Tax-Qualified Retirement Account Program (the “Non Tax-Qualified Retirement Account Program”); and

–
United States Steel Corporation Supplemental Retirement Account Program (the “Supplemental Retirement Account Program”).

Benefits under the Non Tax-Qualified Pension Plan were frozen on December 31, 2015 when the tax qualified Pension Plan was frozen for all non-represented participants.
The purpose of the Supplemental Thrift Program and the Non Tax-Qualified Retirement Account Program is to provide matching contributions and Retirement Account contributions that are not permitted to be provided under the Savings Plan due to certain limits under the Internal Revenue Code.
The purpose of the Supplemental Retirement Account Program is to provide benefits based upon compensation paid under our annual incentive compensation plans, which is excluded under the Savings Plan. We provide a retirement benefit based on incentive pay to enable our executives (who receive more of their pay in the form of incentive compensation) to receive a comparable retirement benefit.
To support our retention objectives, benefits under the Supplemental Retirement Account Program are subject to service-based and age-based restrictions.
Unless the Corporation consents, benefits under the Supplemental Retirement Account Program are not payable if the executive voluntarily terminates employment:
–
prior to age 55 or before completing 10 years of service (or, if earlier, attaining age 65);

–
within 36 months of the date coverage under the program commenced; or

–
for participants hired on or after January 1, 2019, prior to age 60 and completion of five years of service.

For more information on our retirement programs, see the Pension Benefits table and Non-Qualified Deferred Compensation table later in this proxy statement.

60	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Perquisites and Security
We provided a limited number of modest perquisites to our NEOs in 2020. The perquisites facilitate the ability of our executives to do their jobs without undue distractions or delays and have clear business-related purposes. As described in the footnotes to the Summary Compensation Table on page 64 of this proxy statement, the perquisites include:
Category	Rationale
Financial and Tax Planning Services Stipend	To ensure accurate tax reporting of our compensation programs and promote international assignments
Security Services (Including Transportation)*	To protect employees who are the subject of a credible and specific threat on account of his or her role with the Corporation
International Tax Gross Ups & Reimbursements*	To offset increased costs that would otherwise be owed by expatriate employees assigned to our Slovakian business
Club Memberships For Business Purposes*	To allow private, off-site location for involvement in the community
Personal Aircraft Usage	To allow the travel time of our CEO and other NEOs to be used productively for the Corporation and for security purposes
Personal Use of Corporate Automobile*	Provided where necessary for security purposes
Relocation Benefits	To attract talent from all locations
Executive Physical Stipend	To promote the health of our executives

*
denotes perquisite only available to certain NEOs

In general, the level of security provided depends upon the nature of the threat. In 2020, Messrs. Burritt and Bruno were the only NEOs provided with security services. In general, club memberships are not provided for executives. Mr. Burritt is the named individual member, as required, for a membership held by the Corporation. We do not provide gross-up payments to cover personal income taxes that may be attributable to any of the perquisites except for relocation, tax equalization, and expenses and travel related to expatriate assignments. These gross-ups are also provided to non-executive employees.
COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Stock Ownership and Holding Guidelines
We have comprehensive stock ownership and holding guidelines designed to align the interests of our executive officers with those of our stockholders. As shown below, our executives are required to accumulate and retain a minimum level of ownership in the Corporation’s common stock based upon their base salary. The stock ownership guidelines require that an executive must retain 100% of the after-tax value of stock acquired upon the vesting of restricted stock units and performance awards and 100% of the after-tax value of shares issued upon the exercise of stock options until the ownership requirement is satisfied. All of the NEOs are in compliance with the terms of the policy.
Executive	Ownership Requirement*
Burritt	6x base salary
Breves	3x base salary
Bruno	3x base salary
Buckiso	3x base salary
Holloway	3x base salary

*
Unvested restricted stock units count towards the ownership requirement.

Anti-Hedging and Pledging
We have a policy that prohibits all directors and employees, including the NEOs, from purchasing any financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in any transactions, that are designed to hedge or offset any decrease in our stock price. Our anti-pledging policy prohibits directors and executive officers, including the NEOs, from pledging our stock as collateral for a loan or holding shares in a margin account.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	61

COMPENSATION DISCUSSION AND ANALYSIS COMPENSATION POLICIES AND OTHER CONSIDERATIONS
Clawback Policy
The Board has adopted a policy detailing procedures to recover payment of any compensation (cash or equity) if an executive engaged in any fraud or misconduct, including gross negligence, that resulted in the need for a material restatement of the Corporation’s publicly filed financial results. For any periods during which a performance-based award was paid or credited to the executive, such award will be subject to reduction, cancellation, or reimbursement to the Corporation at the Board’s discretion. This policy is stated in our Corporate Governance Principles which are available on our website www.ussteel.com.
Change in Control Arrangements
The Change in Control Severance Plan (the “CIC Plan”) generally provides for the payment of severance benefits to certain eligible executives, including each of the NEOs, in the event their employment with the Corporation terminates involuntarily following a change in control.
The CIC Plan enables our executives to evaluate corporate transactional opportunities that may be in the best interests of our stockholders, while limiting concerns about the potential impact of such opportunities on their job security. Under the CIC Plan, payments require a “double trigger,” meaning the NEO is eligible for change in control severance payments and benefits in the event that he or she is terminated without cause or voluntarily for good reason in connection with a change in control. In general, upon a change in control and termination each of our NEOs are entitled to a payment equivalent to a multiple of his or her salary and annual incentive award. For Mr. Burritt, the severance payment multiple is 2.5x, and for Ms. Breves and Messrs. Bruno, Buckiso and Holloway, is 2x. We do not provide gross-up payments to cover personal income taxes that may be attributable to payments under the CIC Plan. See “Potential Payments Upon Termination or Change in Control” for additional information regarding the quantification of these potential payments and benefits.
Employment Letter Agreements
In general, we do not enter into long-term employment agreements with our executives but may enter into agreements for a limited period of time to attract or retain experienced professionals for high level positions. We entered into a letter agreement with Mr. Buckiso in July 2020 providing Mr. Buckiso with certain pension make-whole, retention and other payments in consideration for his continued employment with the Corporation beyond the date on which he was eligible for an immediate retirement under the Pension Plan and the Non Tax-Qualified Pension Plan.
Accounting and Tax Considerations
In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Corporation. Tax consequences, including but not limited to tax deductibility by the Corporation, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond the control of the Corporation. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For these reasons, the Compensation Committee, while considering tax deductibility as one of the factors in determining compensation, does not limit compensation to those levels or types of compensation that will be deductible by the Corporation.

62	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
EXECUTIVE COMPENSATION TABLES
The titles of executives used in the compensation tables of this proxy statement reflect the current titles of each executive.
Summary Compensation Table
The following table sets forth certain compensation information for the years 2018, 2019 and 2020 for U. S. Steel’s Chief Executive Officer (CEO), Chief Financial Officer (CFO) and the three other most highly compensated executive officers (referred to as “Named Executive Officers” or “NEOs”) who rendered services to U. S. Steel and its subsidiaries during 2020.
Name	Year(1)	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4)(5) ($)	Non- Equity Incentive Compensation(6) ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings(7) ($)	All Other Compensation(8) ($)	Total ($)
David B. Burritt President & Chief Executive Officer	2020	$1,112,500	—	$5,600,045	$1,530,000	—	$340,898	$8,583,443
	2019	$1,150,000	—	$8,000,006	$3,618,720	—	$549,631	$13,318,357
	2018	$1,000,000	—	$6,099,985	$4,270,800	—	$219,288	$11,590,073

Christine S. Breves Senior Vice President & Chief Financial Officer	2020	$666,500	$125,000	$1,400,010	$562,000	—	$90,597	$2,844,107
	2019	$563,889	—	$1,250,127	$605,763	—	$149,752	$2,569,531

James E. Bruno Senior Vice President − European Solutions & President USSK	2020	$551,000	$100,000	$909,980	$695,130	—	$758,243	$3,014,353
	2019	$556,250	—	$1,250,127	$487,500	—	$564,697	$2,858,574

Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer − North American Flat-Rolled	2020	$551,000	$100,000	$909,980	$345,100	$802,171	$124,851	$2,833,102
	2019	$552,500	—	$1,250,127	$618,300	$243,621	$354,903	$3,019,451
	2018	$458,750	—	$674,921	$841,203	—	$502,588	$2,477,462

Duane D. Holloway Senior Vice President, General Counsel, and Chief Ethics & Compliance Officer	2020	$561,500	$100,000	$909,980	$331,100	—	$85,295	$1,987,875
	2019	$572,500	—	$1,250,127	$384,720	—	$758,258	$2,965,605
	2018	$390,675	$250,000	$1,249,888	$548,507	—	$83,725	$2,522,795

In 2018 and 2019 the Compensation Committee granted the portion of the long-term incentive award tied to ROCE performance in equity. In 2020, the ROCE performance award was granted in cash and the payout, if any, will be disclosed in the Summary Compensation Table in the final year of the performance period.
(1)
Amounts are not reported for 2018 if the executive had not previously been an NEO. Mr. Bruno and Ms. Breves were not NEOs prior to 2019. Mr. Buckiso was not an NEO in 2019 but he was an NEO in 2018 and 2020.

(2)
Salaries provided reflect the actual amount earned in each year. Salaries for 2020 reflect a temporary reduction to base salaries of 25% for the CEO and 10% for the other NEOs. Salary in 2019 for Ms. Breves reflects partially salary as CFO, as she was promoted to CFO in November 2019. Salary in 2018 for Mr. Holloway reflects a partial year based on his hire date of April 16, 2018.

(3)
The 2020 bonus is in recognition of successfully navigating the COVID-19 environment. For more information on the 2020 bonus, see the "One-Time Bonus for Extraordinary Leadership" section in the Compensation Discussion & Analysis above. For Mr. Holloway, the 2018 bonus represents a new hire cash award.

(4)
Stock award grant date values are computed in accordance with Accounting Standard Codification Topic 718 (ASC 718), as described in footnote 15 to the financial statements included in the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2020 which was filed with the SEC on February 12, 2021. The Stock Awards column includes restricted stock units and performance awards that are reported at the target number of shares, and the grant date fair value of such awards includes a factor for the probable performance outcome of the TSR performance awards and excludes the effect of estimated forfeitures. The maximum payout for the performance awards is 200% of target. For the 2018 awards, the potential maximum payouts would be: $7,319,720 for Mr. Burritt, $809,644 each for Ms. Breves and Messrs. Bruno and Buckiso, and $1,499,854 for Mr. Holloway. The potential maximum payouts for the 2019 awards would be: $9,599,976 for Mr. Burritt, and $1,500,398 for each of the other NEOs. The potential maximum payouts for the 2020 awards would be: $4,800,022 for Mr. Burritt, $1,200,046 for Ms. Breves, and $780,022 for each of the other NEOs. These amounts do not include the value of restricted stock units included in the Stock Awards column.

(5)
The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for the NEOs is $8.83 per share for our 2020 restricted stock unit grants, $23.92 per share for our 2019 restricted stock unit grants, and $43.99 per share for our 2018 restricted stock unit grants. For 2020, performance awards were granted in two portions, one cash grant based on a 3-year weighted average ROCE measure, and one equity grant based on a relative TSR measure. For 2019 and 2018, performance awards were granted in two portions, one equity grant based on a 3-year weighted average ROCE measure, and the second equity grant based on a relative TSR measure. The grant date fair market value used to calculate the performance awards based on TSR is $8.20 per share for the 2020 awards; $29.22 per share for the 2019 awards; and $63.87 per share for the 2018 awards. The grant date fair market value used to calculate the performance awards based on ROCE is $23.92 per share for the 2019 awards and $43.99 per share for the 2018

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	63

EXECUTIVE COMPENSATION TABLES SUMMARY COMPENSATION TABLE
awards. For further detail, see our Annual Report on Form 10-K for the year-ended December 31, 2020, financial statement footnote 15. Mr. Holloway received a 2018 new hire grant of equity which consisted of 15,050 restricted stock units, 8,720 performance shares based on TSR, and 11,290 performance shares based on ROCE. The grant date fair market value used to calculate compensation expense in accordance with ASC 718 for Mr. Holloway’s grant is $33.22 per share for the restricted stock units and for the performance award based on ROCE and $42.99 per share for the performance award based on TSR.
(6)
The Non-Equity Incentive Compensation benefits are short-term incentive awards and represent the aggregate amount of incentive awards earned pursuant to the Corporation’s Annual Incentive Compensation Plan (“AICP”). For years 2018 and 2019, this column also reflects the payout of cash-based ROCE performance awards.

(7)
These amounts represent the aggregate increase in actuarial value on an accumulated benefit obligation (ABO) basis that accrued to each NEO under the Corporation’s retirement plans and programs, calculated using the same assumptions used for the Corporation’s annual financial statements except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions, and the present value of the accumulated benefits for each executive reflecting all benefits earned as of December 31, 2020 by the executive under each plan and letter agreement, are shown under the 2020 Pension Benefits table. The values reported in the earnings column of the 2020 Nonqualified Deferred Compensation table are not included here because the earnings are not above-market and are not preferential.

(8)
Components of  “All Other Compensation” are as follows:

	ALL OTHER COMPENSATION IN 2020
Name	U. S. Steel Savings Plan Contributions(a)	Non Qualified Defined Contribution Plan Accruals(b)	International Tax Gross Ups & Reimbursements(c)	Perquisites(d)	TOTAL
Burritt	$36,225	$177,565	—	$127,108	$340,898
Breves	$32,263	$53,334	—	$5,000	$90,597
Bruno	$28,033	$36,712	$683,498	$10,000	$758,243
Buckiso	$28,033	$47,830	$38,988	$10,000	$124,851
Holloway	$28,215	$47,080	—	$10,000	$85,295

(a)
U. S. Steel Savings Plan Contributions include: (i) employer matching contributions that were made in the form of the Corporation’s common stock and (ii) other non-elective employer contributions known as Retirement Account contributions that were made to the executive’s 401(k) account in the U. S. Steel Savings Plan (a federal income tax-qualified defined contribution plan also known as a “401(k) plan”) during the most recently completed fiscal year.

(b)
The Non Qualified Defined Contribution Plan Accruals include accruals under the following programs:

−
The Supplemental Thrift Program, in which benefits accrue in the form of phantom shares of U. S. Steel common stock equal to the portion of the Corporation’s matching contributions to the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation and annual contributions.

−
The Non Tax-Qualified Retirement Account Program, which provides book accruals equal to the amount of Retirement Account contributions that cannot be provided under the U. S. Steel Savings Plan due to the statutory limits on covered compensation and annual contributions.

−
The Supplemental Retirement Account Program, which provides book accruals equal to the applicable Retirement Account contribution rate (8.5% for all NEOs) under the U. S. Steel Savings Plan multiplied by incentive compensation paid under our short-term incentive compensation program.

(c)
For Mr. Bruno’s international assignment, this amount includes taxes paid on his behalf to his host country tax jurisdiction of  $198,622, housing benefits of  $51,176, U.S. tax gross-ups of  $138,758, Tax Equalization of  $218,254, an international assignment premium of  $29,004, goods and services differential of  $7,154, personal security of  $4,944, the cost of a company provided automobile of  $18,128, tax preparation services in the amount of  $1,615, relocation expenses of  $15,711, and home leave benefits of  $132. For Mr. Buckiso’s international assignment, this amount includes taxes paid on his behalf to his host country tax jurisdiction of  $20,574, U.S. tax gross-ups of  $17,069, and tax preparation services in the amount of $1,345.

(d)
The amount shown for Mr. Burritt includes personal aircraft use of  $79,991, dues for a club membership used for business purposes of  $38,515, security services of  $3,602, and a $5,000 stipend for financial planning services. The aggregate incremental cost of the personal use of corporate aircraft is calculated using the rate per flight hour for the type of corporate aircraft used. The rates are published twice per year by a nationally recognized and independent service. The calculated incremental costs for personal flights include the costs related to all flight hours flown in connection with the personal use. The Corporation consistently applies allocation methods for flights that are not entirely either business or personal. The amount shown for Ms. Breves includes a $5,000 stipend for financial planning services. For Messrs. Bruno, Buckiso and Holloway, the amount shown for each includes a $5,000 stipend for financial planning services and a $5,000 stipend for executive physical benefits.

64	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES GRANTS OF PLAN-BASED AWARDS
Grants of Plan-Based Awards
The following table summarizes the grant of non-equity incentive compensation and equity-based incentive compensation to each Named Executive Officer in 2020. No options were granted in 2020.
Name	Plan Name(1)	Grant Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(6)			All Other Stock Awards: Number of Shares of Stock or Units(7) (#)	Closing Price on Grant Date ($/Share)	Grant Date Fair Value of Stock Awards(8) ($)
			Threshold(4) ($)	Target ($)	Maximum(5) ($)	Threshold (#)	Target (#)	Maximum (#)
Burritt	AICP	1/28/2020	$956,250	$1,912,500	$4,398,750	—	—	—	—	—	—
	LTIP	2/25/2020	$1,200,000	$2,400,000	$4,800,000	146,335	292,670	585,340	362,610	$8.50	5,600,045
Breves	AICP	1/28/2020	$351,250	$702,500	$1,615,750	—	—	—	—	—	—
	LTIP	2/25/2020	$300,000	$600,000	$1,200,000	36,585	73,170	146,340	90,650	$8.50	1,400,010
Bruno	AICP	1/28/2020	$246,500	$493,000	$1,133,900	—	—	—	—	—	—
	LTIP	2/25/2020	$195,000	$390,000	$780,000	23,780	47,560	95,120	58,920	$8.50	909,980
Buckiso	AICP	1/28/2020	$246,500	$493,000	$1,133,900	—	—	—	—	—	—
	LTIP	2/25/2020	$195,000	$390,000	$780,000	23,780	47,560	95,120	58,920	$8.50	909,980
Holloway	AICP	1/28/2020	$236,500	$473,000	$1,087,900	—	—	—	—	—	—
	LTIP	2/25/2020	$195,000	$390,000	$780,000	23,780	47,560	95,120	58,920	$8.50	909,980

(1)
AICP refers to the Corporation’s Annual Incentive Compensation Plan and LTIP refers to the Corporation’s long-term incentive program, which are both under the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan.

(2)
The grant date for the AICP represents the date that the Compensation Committee established the annual incentive targets for the 2020 performance period.

(3)
Our NEOs received non-equity incentive awards under the AICP and LTIP in 2020. For a discussion of the plans and 2020 award amounts, see the Annual Incentive Compensation Plan and Long-Term Incentive Program sections in the “Compensation Discussion and Analysis” above. For the AICP, threshold and target amounts shown reflect the amount that would be paid to each executive based on the Corporation’s performance in 2020, before consideration of individual performance. These amounts are based on earned base salary, without giving effect to the voluntary salary reduction.

(4)
The threshold level for the AICP award is 50% of the target award, which is based on EBITDA (75% of target) and cash conversion cycle (25% of target). Individual performance is also considered and may decrease an award by 15% or increase an award by up to 30% of target. The Compensation Committee retains discretion to reduce or eliminate the award. The threshold level for the LTIP award, which is based on the Corporation’s three-year weighted average ROCE, is 50% of the target award.

(5)
The maximum level for the AICP award is 200% of the target award with the maximum additive of 30% of an NEO’s target award for individual performance. The maximum level for the LTIP award is 200% of the target award.

(6)
Performance award grants were made on February 25, 2020 to all NEOs. For 2020, performance awards represent approximately 60% of the total annual grant value, with half of the performance award value granted in cash-based awards that will vest based on the Corporation’s three-year weighted average ROCE, and the other half of the performance award value granted in equity awards that will vest based on the Corporation’s annual and three-year relative TSR performance. Performance awards do not pay dividends or carry voting privileges prior to vesting. For more information the performance awards, see the Long-Term Incentive Program section in the “Compensation Discussion and Analysis” above.

(7)
Restricted stock unit grants were made on February 25, 2020. The units are time-based awards subject to ratable vesting over a three-year period with one-third of the units vesting on February 25, 2021; an additional one-third of the units vesting on February 25, 2022; and the remaining one-third of the units vesting on February 25, 2023, subject in each case to continued employment through the vesting dates.

(8)
This column represents the full grant date fair value of the equity-based LTIP awards, calculated in accordance with ASC 718 based on the average of the high and low stock prices on the date of the grant. The restricted stock units accrue dividends at a non-preferential rate ($0.01) per share (as of the last announced dividend) and are paid when the underlying restricted stock units are distributed. The value of these dividends is reflected in the fair value of the restricted stock unit grant. Restricted stock units carry no voting privileges. The target number of TSR performance awards includes a factor predicting the probable outcome of the performance goal for the grant. The factor for the February 25, 2020 performance award grant was 92.9224% as determined by a third-party consultant using a Monte Carlo valuation model. The maximum payout for the ROCE performance awards is 200% of target. Accordingly, if maximum share payouts were achieved for such performance awards, the aggregate grant date fair value for such awards would be twice the target amount disclosed in the table related to such performance awards.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	65

EXECUTIVE COMPENSATION TABLES OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END
Outstanding Equity Awards at 2020 Fiscal Year-End
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned shares, Units or Other Rights That Have Not Vested(3)(4) ($)
Burritt	2/24/2015	18,260	—	$24.780	2/24/2025
	5/31/2016	47,834	—	$14.780	5/31/2026
	2/28/2017	30,020	—	$39.265	2/28/2027
	5/31/2017	43,530	—	$20.690	5/31/2027
	2/27/2018					18,490	$310,077	28,650	—
	2/27/2018							41,600	—
	2/26/2019					89,187	$1,495,666	82,150	$1,033,242
	2/26/2019							100,330	—
	2/25/2020					362,610	$6,080,970	292,670	$9,816,152
Breves	5/27/2014	2,217	—	$24.285	5/27/2024
	2/24/2015	8,270	—	$24.780	2/24/2025
	5/31/2016	7,214	—	$14.780	5/31/2026
	2/28/2017	4,530	—	$39.265	2/28/2027
	2/27/2018					2,047	$34,328	3,170	—
	2/27/2018							4,600	—
	2/26/2019					13,934	$233,673	12,840	$161,495
	2/26/2019							15,680	—
	2/25/2020					90,650	$1,520,201	73,170	$2,454,122
Bruno	2/24/2015	8,270	—	$24.780	2/24/2025
	5/31/2016	10,820	—	$14.780	5/31/2026
	2/28/2017	5,460	—	$39.265	2/28/2027
	2/27/2018					2,047	$34,328	3,170	—
	2/27/2018							4,600	—
	2/26/2019					13,934	$233,673	12,840	$161,495
	2/26/2019							15,680	—
	2/25/2020					58,920	$988,088	47,560	$1,595,162
Buckiso	5/31/2011	3,250	—	$45.805	5/31/2021
	5/29/2012	7,410	—	$22.305	5/29/2022
	5/28/2013	7,240	—	$18.640	5/28/2023
	5/27/2014	8,970	—	$24.285	5/27/2024
	2/24/2015	8,880	—	$24.780	2/24/2025
	5/31/2016	10,820	—	$14.780	5/31/2026
	2/28/2017	5,460	—	$39.265	2/28/2027
	2/27/2018					2,047	$34,328	3,170	—
	2/27/2018							4,600	—
	2/26/2019					13,934	$233,673	12,840	$161,495
	2/26/2019							15,680	—
	2/25/2020					58,920	$988,088	47,560	$1,595,162
Holloway	4/30/2018					5,017	$84,135	8,720	—
	4/30/2018							11,290	—
	2/26/2019					13,934	$233,673	12,840	$161,495
	2/26/2019							15,680	—
	2/25/2020					58,920	$988,088	47,560	$1,595,162

(1)
All options vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates.

66	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES OPTION EXERCISES AND STOCK VESTED IN 2020
(2)
All restricted stock units vest in equal increments on the first three anniversaries of the date of grant, subject in each case to employment on the respective vesting dates or to pro rata vesting for early retirement (i.e., 30 years of service or age 55 with 10 years of service) or full vesting for normal retirement (i.e., the later of six months following date of grant, age 60 with five years of service, or age 65) during the vesting period. As of December 31, 2020, Mr. Burritt and Ms. Breves have met the requirements for a normal retirement and full vesting, and Mr. Buckiso has met the requirements for early retirement and pro rata vesting.

(3)
Value is based on $16.77 per share, which was the closing price of the Corporation’s stock on December 31, 2020.

(4)
The 2018, 2019 and 2020 performance awards were divided equally between relative TSR performance awards and ROCE performance awards and were granted in equity, except for the 2020 ROCE performance award, which was granted in cash. For the 2018 relative TSR and ROCE performance awards, the performance period ended on December 31, 2020, and the Corporation’s performance was below the threshold level required to earn a payout. As of December 31, 2020, the 2019 TSR performance award is performing at a level that is projected to earn a payout at 75% of target, the 2020 TSR performance award is performing at a level that is projected to earn a payout at 200% of target, the 2019 ROCE performance award is projected to achieve below threshold results, and the 2020 ROCE performance award, which was granted in cash and is not shown in this table, is valued at 0% of target. Mr. Burritt and Ms. Breves have met the requirements for a normal retirement as described above and are fully vested in their unearned performance awards for 2018,

2019 and 2020.
Option Exercises and Stock Vested in 2020
The following table illustrates for each NEO, on an aggregate basis, the value realized from the exercise of stock options and from the vesting of restricted stock unit awards and performance awards in 2020.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Burritt	—	—	74,747	$616,158
Breves	—	—	15,717	$129,944
Bruno	—	—	9,863	$81,577
Buckiso	—	—	9,863	$81,577
Holloway	—	—	11,983	$98,015

(1)
Represents the market value on the vesting date of time-vested restricted stock unit awards and performance awards that had met the performance criteria. Value shown is before taxes.

Pension Benefits
The following table illustrates the actuarial present value of pension benefits accumulated by Named Executive Officers as of December 31, 2020. Mr. Buckiso was the only NEO covered by the Corporation’s defined benefit pension plan, which was closed to new entrants in 2003, and for which benefit accruals were frozen for all non-represented participants on December 31, 2015.
Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)
Buckiso	U. S. Steel Pension Plan	25	$1,420,704
	Non Tax-Qualified Pension Plan	25	$160,137
	Letter Agreement(3)	25	$697,879
	Total		$2,278,720

(1)
Service shown represents credited service years (rounded) used to calculate accrued benefits.

(2)
The present value of accumulated benefits is calculated using the assumptions used in the preparation of the Corporation’s financial statements contained in the Annual Report on Form 10-K, except that retirement age is assumed to be the normal retirement age for the respective plans. Key assumptions used for the calculations in this table and in the Summary Compensation Table include a 2.73% discount rate for the 2020 calculations (3.37% for 2019 and 4.43% for 2018); a lump sum rate assumption of 2.50% for 2020 (2.5% for 2019 and 3.0% for 2018) assuming the Section 417(e) minimum was not applicable; a 100% lump sum benefit election for all plans; and unreduced benefit ages, which at December 31, 2015, are age 62 for the U. S. Steel Pension Plan and age 60 for the Non Tax-Qualified Pension Plan.

(3)
The Corporation entered into a letter agreement with Mr. Buckiso in July 2020 providing him with certain pension make-whole provisions in consideration for his continued employment with the Corporation beyond the date on which he was eligible for an immediate retirement under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	67

COMPENSATION DISCUSSION AND ANALYSIS U. S. STEEL PENSION PLAN
U. S. STEEL PENSION PLAN
The United States Steel Corporation Plan for Employee Pension Benefits, Revision of 2003 (“U. S. Steel Pension Plan”) provides defined benefits for substantially all non-represented, domestic employees who were hired before July 1, 2003. Mr. Buckiso is the only NEO who is a participant in the U. S. Steel Pension Plan and the United States Steel Corporation Non Tax-Qualified Pension Plan (“Non Tax-Qualified Pension Plan”). Benefits under the U. S. Steel Pension Plan and the Non Tax-Qualified Pension Plan were frozen for all non-represented participants on December 31, 2015.
The U. S. Steel Pension Plan is designed to provide eligible employees with replacement income during retirement. The two primary benefits provided to non-represented employees are based on final earnings (the “Final Earnings Benefit”) and career earnings (the “Career Earnings Benefit”) formulas. Benefits may be paid as an actuarially determined lump sum in lieu of monthly pension payments. The Internal Revenue Code (the “Code”) limits the amount of pension benefits that may be paid from tax-qualified pension plans.
The Final Earnings Benefit component is based on a formula using a specified percentage (dependent on years of service) of average monthly earnings that is determined from the five consecutive 12-month calculation periods in which the employee’s aggregate earnings were the highest during the last ten 12-month calculation periods of continuous service prior to retirement. Eligibility for an unreduced Final Earnings Benefit under the U. S. Steel Pension Plan is based on attaining at least 30 years of credited service or at least age 62 with 15 years of credited service. Because Mr. Buckiso has over 30 years of credited service for eligibility purposes, he is eligible for an unreduced Final Earnings Benefit.
The annual normal retirement benefit under the Career Earnings Benefit component is equal to 1.3% of total career earnings. Career Earnings Benefits commenced prior to attaining normal retirement or age 62 with 15 years of service, but after attaining age 58, are subject to an early commencement reduction equal to one-quarter of one percent for each month the commencement of pension payments precedes the month in which the participant attains the age of 62 years. Career Earnings Benefits commenced prior to attaining age 58 are based on 1.0% of total career earnings and subject to a larger early commencement reduction. If he had retired on December 31, 2020, Mr. Buckiso’s annual Career Earnings Benefits would have been reduced by 48.82%.
Benefits accrued for the purpose of calculating both the Final Earnings and Career Earnings Benefits are limited to the executive’s unreduced base salary, subject to the compensation limit under the Code.
U. S. Steel Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the U. S. Steel Pension Plan include an unreduced benefit age of 62, the election of a lump sum option and credited service, and career earnings and final average earnings as of December 31, 2015. Final average earnings are based on the average of the monthly salaries paid in the highest five consecutive 12-month period during the ten years preceding December 31, 2015.
The salary amounts include base salary, excluding incentive compensation. The number of years of credited service in the Pension Benefits table shows the number of years earned and used to calculate the accrued benefits reported.
NON TAX-QUALIFIED PENSION PLAN
The purpose of the Non Tax-Qualified Pension Plan is to compensate individuals for the loss of benefits under the U. S. Steel Pension Plan that occur due to certain limits established under the Code. The amount payable under the Non Tax-Qualified Pension Plan is equal to the difference between the benefits the executive actually receives under the U. S. Steel Pension Plan and the benefits that the executive would have received under the U. S. Steel Pension Plan except for the limitations imposed by the Code. Benefits under the Non Tax-Qualified Pension Plan were frozen on December 31, 2015.
Benefits paid under the Non Tax-Qualified Pension Plan are in the form of an actuarially determined lump sum payable to the executive upon termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
Non Tax-Qualified Pension Plan Calculation Assumptions
The “Present Value of Accumulated Benefit” column of the Pension Benefits table represents the actuarial present value of benefits earned by Mr. Buckiso. The assumptions used in the benefit calculations under the Non Tax-Qualified Pension Plan are the same assumptions used in the calculations under the U. S. Steel Pension Plan and include an unreduced benefit age of 62, the election of a lump sum option and credited service, and estimated career earnings and final average earnings as of December 31, 2015.

68	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS NON-QUALIFIED DEFERRED COMPENSATION
NON-QUALIFIED DEFERRED COMPENSATION
The following table provides information with respect to accruals for each NEO under the Corporation’s non-qualified defined contribution plans in 2020. 2020 Year-End Aggregate Balances are as of December 31, 2020.
Executive	Plan Name	2020 Company Contributions/ Accruals(1)	2020 Aggregate Earnings(2)	2020 Year-End Aggregate Balance
Burritt	Supplemental Thrift Program	$25,500	$93,304	$271,175
	Non Tax-Qualified Retirement Account Program	$28,900	$52,984	$479,657
	Supplemental Retirement Account Program	$123,165	$99,099	$852,886
	Total	$177,565	$245,387	$1,603,718
Breves	Supplemental Thrift Program	$7,200	$25,359	$84,317
	Non Tax-Qualified Retirement Account Program	$10,200	$15,718	$148,230
	Supplemental Retirement Account Program	$35,934	$30,962	$266,964
	Total	$53,334	$72,039	$499,511
Bruno	Supplemental Thrift Program	$5,800	$27,468	$89,745
	Non Tax-Qualified Retirement Account Program	$8,217	$19,141	$159,715
	Supplemental Retirement Account Program	$22,695	$23,944	$183,062
	Total	$36,712	$70,553	$432,522
Buckiso	Supplemental Thrift Program	$5,800	$21,168	$70,215
	Non Tax-Qualified Retirement Account Program	$8,217	$12,984	$110,688
	Supplemental Retirement Account Program	$33,813	$50,604	$391,617
	Total	$47,830	$84,756	$572,520
Holloway	Supplemental Thrift Program	$5,950	$11,182	$39,382
	Non Tax-Qualified Retirement Account Program	$8,429	$7,100	$57,496
	Supplemental Retirement Account Program	$32,701	$17,175	$103,767
	Total	$47,080	$35,457	$200,645

(1)
Accruals are included in the All Other Compensation column of the Summary Compensation Table. See footnote 8 to that table for more detail.

(2)
Determined by taking the investment returns in 2020 and adding dividend equivalents.

Supplemental Thrift Program
The purpose of the United States Steel Corporation Supplemental Thrift Program (the “Supplemental Thrift Program”) is to compensate individuals for the loss of matching contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $285,000 in 2020) and combined Corporation and individual annual contributions (which were limited to $57,000 in 2020). Under the Supplemental Thrift Program, executives accrue benefits in the form of phantom shares of U. S. Steel common stock. In the aggregate, the benefit accruals under the Supplemental Thrift Program and the matching contributions under the U. S. Steel Savings Plan may equal up to 6% of the executive’s base salary.
An executive receives a lump sum distribution of the benefits payable under this program upon his or her termination of employment with five or more years of continuous service, prior to attaining five years of continuous service, with the consent of the Corporation, or because of death, subject to the six-month waiting period under Section 409A of the Code for specified employees.
Non Tax-Qualified Retirement Account Program
The purpose of the United States Steel Corporation Non Tax-Qualified Retirement Account Program is to compensate individuals for the loss of Retirement Account contributions made by the Corporation under the U. S. Steel Savings Plan that cannot be provided due to the statutory limits on covered compensation (which was limited to $285,000 in 2020) and combined Corporation and individual annual contributions (which were limited to $57,000 in 2020). Retirement Account contributions are non-elective employer contributions that are in addition to the matching contributions made by the Corporation under the U. S. Steel Savings Plan.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	69

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Under the Non Tax-Qualified Retirement Account Program, accrued benefits are recorded in a notional account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. In the aggregate, benefit accruals under this program and the Retirement Account contributions under the U. S. Steel Savings Plan shall equal 8.5% of the executive’s base salary.
Benefits under this program are payable in a lump sum distribution following the termination of employment (a) after completing three years of continuous service, or (b) prior to completing three years of continuous service, with the consent of the Corporation; provided, however, such consent is not required for terminations because of death or involuntary termination, other than for cause. Payments are subject to the six-month waiting period under Section 409A of the Code for specified employees.
Supplemental Retirement Account Program
The purpose of the Supplemental Retirement Account Program is to provide Retirement Account contributions with respect to compensation paid under the short-term incentive compensation plans of the Corporation. Accrued benefits under the Supplemental Retirement Account Program are recorded in a hypothetical account and credited with earnings as if the account had been invested in the U. S. Steel Savings Plan. Executives who complete at least 10 years of continuous service (or, if earlier, attain age 65) become eligible to receive a benefit under the Supplemental Retirement Account Program at retirement or termination of employment. Benefits will not be payable under the program with respect to an executive who terminates employment (a) prior to age 55 or (b) within 36 months of the date coverage under the program begins, unless the Corporation consents to the termination; provided, however, such consent is not required for terminations because of death or involuntary termination, other than for cause. Benefits are payable in the form of a lump sum distribution following termination of employment, subject to the six-month waiting period under Section 409A of the Code for specified employees.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The compensation and benefits payable to our executives upon termination vary depending upon the event triggering the termination and the executive’s relevant employment facts at the time of termination. For purposes of the tables and discussions included in this section, we have assumed the following termination scenarios (the column references are to the columns in the tables that follow):
Termination Scenarios
Voluntary Termination (with Consent) or Retirement — (Column A)
This termination scenario assumes retirement pursuant to a retirement plan or, if the executive is not eligible for retirement, a voluntary termination of employment with the consent of the Corporation.
Voluntary Termination (Without Consent) or Involuntary Termination (for Cause) — (Column B)
This termination scenario assumes that the Corporation does not consent to an executive’s voluntary termination of his or her employment prior to retirement, or that the Corporation terminates the executive’s employment for cause. Under these circumstances, the Compensation Committee is not likely to exercise any discretion in favor of the executive.
Involuntary Termination (Not for Cause) — (Column C)
Events that could cause the Corporation to terminate an executive’s employment involuntarily, not for cause, include the curtailment of certain lines of business or a facility shutdown where the executive’s services are no longer required due to business conditions or an organizational realignment. Upon an involuntary termination, the executive may be eligible for benefits under our Supplemental Unemployment Benefit Program, which includes the payment of a percentage of base salary and qualifies the executive for basic life and health insurance and outplacement services.
Change in Control and Termination — (Column D)
All of the NEOs are covered by the Corporation’s Change in Control Severance Plan (the “CIC Plan”), as described in the Compensation Discussion and Analysis section of the proxy statement. In addition to the severance benefits paid pursuant to the CIC Plan, all long-term incentive awards would vest upon a change in control and a termination of employment, and benefits would be paid according to the terms of each benefit plan. The following discussion describes the events and circumstances that would trigger payments under the CIC Plan.

70	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Generally, payments are triggered upon the occurrence of both a Change in Control of the Corporation and termination of the executive’s employment by the Corporation other than for cause. Under the CIC Plan, each executive agrees to remain in the employ of the Corporation until the earlier of  (i) a date three months after a Change in Control and (ii) a date six months after a Potential Change in Control (as defined below). Payments are also triggered if the executive terminates his or her employment for Good Reason (as defined below); however, in order for the Corporation to be obligated to pay the benefits under the contract, all Good Reason terminations must also involve an actual Change in Control (if the Good Reason termination occurs prior to a Change in Control, the Change in Control must be a 409A Change in Control; see definition below).
Following a Change in Control, if there is a termination by the Corporation (other than for Cause or Disability) or by the executive for Good Reason, the executive is entitled to the following benefits:
–
Accrued compensation and benefits;

–
Cash Severance;

–
Supplemental Retirement Benefit;

–
Welfare Benefits;

–
Outplacement services; and

–
Legal fees — reimbursement for legal fees incurred as a result of termination of employment and incurred in contesting or disputing such termination or seeking to enforce any right or benefit under the CIC Plan or in connection with any tax audit relating to Sections 4999 (excise taxes) or 409A (deferred compensation) of the Code.

A “Good Reason” termination involves a voluntary termination following any of these events:
–
An executive is assigned duties inconsistent with his or her position;

–
Reduction in base salary;

–
Relocation in excess of 50 miles from the executive’s current work location;

–
Failure to continue all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the executive participates or failure of the Corporation to continue the executive’s participation therein at amounts and levels relative to other participants;

–
Failure of the Corporation to obtain agreement from any successor to the Corporation to assume and perform the CIC Plan; or

–
Any termination that is not effected pursuant to a Notice of Termination (a Notice of Termination is to be given by the Corporation in connection with any termination for cause or disability and the executive must give a notice of termination in connection with a termination for good reason).

A “Change in Control” happens under the CIC Plan if any of the following occurs:
–
A person (defined to include individuals, corporations, partnerships, etc.) acquires 20% or more of the voting power of the Corporation;

–
A merger occurs involving the Corporation except (a) a merger with at least a majority of continuing directors or (b) a merger constituting the disposition of a division, business unit or subsidiary;

–
A change in the majority of the Board of Directors;

–
A sale of all or substantially all of the assets of the Corporation; or

–
Stockholder approval of a plan of complete liquidation.

A “Potential Change in Control” occurs if:
–
The Corporation enters into an agreement that would result in a Change in Control;

–
A person acquires 15 percent or more of the voting power of the Corporation;

–
There is a public announcement by any person of intentions that, if consummated, would result in a Change in Control; or

–
The Corporation’s Board of Directors passes a resolution stating that a Potential Change in Control has occurred.

A “409A Change in Control” is similar to a Change in Control, except that it meets the requirements of Section 409A of the Code. The main difference between the two definitions is that a 409A Change in Control requires a person to acquire 30% of the total voting power of the Corporation’s stock, while a Change in Control requires a person to acquire 20% of the total voting power of the Corporation’s stock. A 409A Change in Control must occur prior to any payment in the event the termination precedes the Change in Control. In other words, payments under the CIC Plan are due to the executive if:
–
there is an involuntary termination by the Corporation (other than for cause or disability) or a voluntary termination by the executive for Good Reason;

–
the executive reasonably demonstrates that an Applicable Event (defined below) has occurred; and

–
a 409A Change in Control occurs within twenty-four months following the termination.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	71

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
An “Applicable Event” (a term used for various purposes, including defining points at which compensation amounts and periods are measured) means a Change in Control, Potential Change in Control or actions of a third party who has taken steps reasonably calculated to effect a Change in Control. To the extent required by Section 409A of the Code, payments would be delayed six months following the applicable reference date.
As mentioned above, a “double trigger” must occur prior to the Corporation incurring any liability under the CIC Plan; that is, for there to be payments under the CIC Plan, both of the following must occur: (i) a termination and (ii) a Change in Control (or, in some cases, a 409A Change in Control).
Disability and Death (Columns E and F)
Employees with at least 15 years of continuous service who are covered by the U. S. Steel Pension Plan and become totally and permanently disabled prior to age 65 are eligible to retire on a permanent incapacity pension. The criteria for a disability termination under the Long-Term Incentive Compensation Program are the same as for a disability termination under Section 409A of the Code. If an employee dies or becomes totally and permanently disabled while actively employed, benefits under the Corporation’s qualified and non-qualified plans are calculated as if the employee was fully vested.
Potential Payments Upon Termination Tables
The following tables were developed using the above termination scenarios, and an estimation of the amounts that would be payable to each NEO under the relevant scenario. A discussion of each of the types of compensation follows the tables. Non-qualified retirement benefits and equity awards will be distributed six months after their termination dates. The estimated present values of the benefits provided to the NEOs under each of these termination scenarios were determined using the following assumptions:
1.
Unless otherwise noted, the tables reflect values as of December 31, 2020 that NEOs would have been entitled to, following, or in connection with a termination of employment, with the triggering event occurring on December 31, 2020.

2.
The stock price used for valuation purposes for the long-term incentive awards was the closing stock price on December 31, 2020, which was $16.77.

3.
The normal life expectancy obtained from the 1971 Group Annuity Mortality Tables, or, for a permanent incapacity type of pension, life expectancy obtained from the Disabled Life Expectancy Tables (wages and salaried) based on the Corporation’s experience, made gender neutral on a nine to one male/female ratio.

4.
The December 31, 2020 Pension Benefit Guaranty Corporation interest rate of 0.00% was used to determine 2020 lump sum payment amounts.

72	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
		A	B	C	D	E	F
Executive	Component	Voluntary Termination (with Consent) or Retirement	Voluntary Termination (Without Consent) or Involuntary Termination (For Cause)	Involuntary Termination (Not for Cause)(1)	Change in Control and Termination(1)	Disability(2)	Death
Burritt	Severance & Compensation Elements
	Cash Severance	—	—	$440,000	$8,175,000	—	—
	Short-Term Incentive	$1,530,000	—	$1,530,000	—	$1,530,000	$1,530,000
	Restricted Stock Units	$7,886,713	$7,886,713	$7,886,713	$7,886,713	$7,886,713	$7,886,713
	Performance Award(3)	$10,849,402	$10,849,402	$10,849,402	$11,270,827	$10,849,402	$10,849,402
	Benefits
	Non-Qualified Deferred Compensation	$1,603,718	$1,603,718	$1,603,718	$1,603,718	$1,603,718	$1,603,718
	Welfare Benefits	—	—	—	$27,445	—	—
	Supplemental Retirement Benefit	—	—	—	$942,713	—	—
	TOTAL	$21,869,833	$20,339,833	$22,309,833	$29,906,416	$21,869,833	$21,869,833
Breves	Severance & Compensation Elements
	Cash Severance	—	—	$266,000	$2,930,000	—	—
	Short-Term Incentive	$687,000	—	$687,000	—	$687,000	$687,000
	Restricted Stock Units	$1,788,202	$1,788,202	$1,788,202	$1,788,202	$1,788,202	$1,788,202
	Performance Award(3)	$2,615,617	$2,615,617	$2,615,617	$2,392,579	$2,615,617	$2,615,617
	Benefits
	Non-Qualified Deferred Compensation	$499,511	$232,547	$499,511	$499,511	$499,511	$499,511
	Welfare Benefits	—	—	—	$69,147	—	—
	Supplemental Retirement Benefit	—	—	—	$416,215	—	—
	TOTAL	$5,590,330	$4,636,366	$5,856,330	$8,095,654	$5,590,330	$5,590,330
Bruno	Severance & Compensation Elements
	Cash Severance	—	—	$224,000	$2,196,000	—	—
	Short-Term Incentive	$795,130	—	$795,130	—	$795,130	$795,130
	Restricted Stock Units	$400,468	—	$400,468	$1,256,089	$1,256,089	$1,256,089
	Performance Award(3)	$639,389	—	$639,389	$1,753,099	$959,076	$959,076
	Benefits
	Non-Qualified Deferred Compensation	$432,522	$249,460	$432,522	$432,522	$432,522	$432,522
	Welfare Benefits	—	—	—	$68,422	—	—
	Supplemental Retirement Benefit	—	—	—	$316,770	—	—
	TOTAL	$2,267,509	$249,460	$2,491,509	$6,022,902	$3,442,817	$3,442,817
Buckiso	Severance & Compensation Elements
	Cash Severance	—	—	$383,500	$2,196,000	—	—
	Short-Term Incentive	$445,100	—	$445,100	—	$445,100	$445,100
	Restricted Stock Units	$400,468	—	$400,468	$1,256,089	$1,256,089	$1,256,089
	Performance Award(3)	$639,389	—	$639,389	$1,753,099	$959,076	$959,076
	Benefits
	Pension Plan Compensation	$2,669,222	$2,669,222	$3,055,229	$3,055,229	$2,427,177	$2,388,471
	Non-Qualified Deferred Compensation	$572,520	$180,903	$572,520	$572,520	$572,520	$572,520
	Welfare Benefits	—	—	—	$69,973	—	—
	Letter Agreement	$39,988	$39,988	$163,195	$163,195	$90,727	$39,988
	Supplemental Retirement Benefit	—	—	—	$309,691	—	—
	TOTAL	$4,766,687	$2,890,113	$5,659,401	$9,375,796	$5,750,689	$5,661,244
Holloway	Severance & Compensation Elements
	Cash Severance	—	—	$169,000	$2,192,000	—	—
	Short-Term Incentive	$431,100	—	$431,100	—	$431,100	$431,100
	Restricted Stock Units	$427,954	—	$427,954	$1,305,896	$1,305,896	$1,305,896
	Performance Award(3)	$639,389	—	$639,389	$1,958,363	$959,076	$959,076
	Benefits
	Non-Qualified Deferred Compensation	$200,645	—	$200,645	$200,645	$200,645	$200,645
	Welfare Benefits	—	—	—	$70,050	—	—
	Supplemental Retirement Benefit	—	—	—	$445,142	—	—
	TOTAL	$1,699,088	—	$1,868,088	$6,172,096	$2,896,717	$2,896,717

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	73

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
(1)
The value shown for cash severance benefits represents the total that would be paid under the Corporation’s Supplemental Unemployment Benefit Program over a specified period and Change in Control Severance Plan, including an estimated amount of  $50,000 for outplacement services.

(2)
All benefit amounts would become payable on May 31, 2021 under a permanent incapacity pension, five months after becoming disabled on December 31, 2020.

(3)
Values shown for the performance awards are calculated as follows:

−
The values shown for the 2018 equity award for TSR and ROCE are based on the actual value at the end of the performance period on December 31, 2020.

−
The 2018 TSR and ROCE grants each ended the performance period below the threshold performance level, resulting in a payout of 0% of the target number of shares.

−
The values shown for the 2019 and 2020 TSR equity, 2019 ROCE equity and 2020 ROCE cash grants in columns A and C represent a pro-rated award based on the number of months worked during the performance period divided by the total number of months in the performance period multiplied by the expected performance through December 2020, except for Mr. Burritt and Ms. Breves who are fully vested in the unearned performance awards.

Termination and Change-in-Control Provisions
Cash Severance
No cash severance payments are made with respect to an executive’s termination of employment due to voluntary termination (with consent or retirement) (Column A), voluntary termination (without consent) or involuntary termination for cause (Column B), disability (Column E) or death (Column F).
Under our broad-based Supplemental Unemployment Benefit Program covering most non-represented employees, monthly cash benefits are payable to executives for up to 12 months (depending on years of service) while on layoff in the event of an involuntary termination not for cause (Column C).
Cash severance is one of the payments made to executives under the Change in Control Severance Plan in the event of a termination in connection with a Change in Control (Column D). Under the plan, payment would be made in a lump sum amount equal to 2.5x for Mr. Burritt, and 2x for Ms. Breves and Messrs. Bruno, Buckiso and Holloway the sum of  (a) base salary and (b) the current target under the annual incentive compensation program (or, if higher than the target, the average short-term incentive compensation for the prior three years).
The benefits under the Supplemental Unemployment Benefit Program and the Change in Control Severance Plan are contingent upon the execution of an agreement which contains a general release of claims and confidentiality, non-disparagement and non-solicitation provisions.
Short-Term Incentive
Following a voluntary termination with the Compensation Committee’s consent or retirement (Column A), involuntary termination not for cause (Column C), disability (Column E), or death (Column F), an executive would be entitled to receive a short-term incentive award if  (a) the relevant performance goals are achieved, (b) the executive is employed for at least six months during the performance period, and (c) the Compensation Committee does not exercise its discretion to reduce or eliminate the award. For purposes of the short-term incentive program, retirement means a termination of employment after having completed 30 years of service, attainment of age 60 with five years of service, or attainment of age 65.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent (Columns B), regardless of whether the termination is for cause or not for cause, no short-term incentive award is payable.
Because the cash severance payment, discussed above, includes a multiple of the target short-term incentive, no payments are made pursuant to the short-term incentive program in the event of a Change in Control (Column D).
Restricted Stock Units
Under the terms of our long-term incentive program (“LTIP”), restricted stock units are fully vested upon attainment of age 60 with 5 years of service or age 65, provided the executive is employed for at least six months following the date of grant (“Normal Retirement”) and vest on a pro rata basis as described below upon attainment of age 55 with 10 years of service or 30 years of service (“Early Retirement”). If an executive is not eligible for retirement, the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the shares scheduled to vest during the current vesting period for the time employed during the vesting period (for example, ten months worked during the twelve-month vesting period from March 2020 to February 2021 would result in a vesting of ten-twelfths of the number of shares scheduled to vest in February 2021). As of December 31, 2020, Mr. Burritt and Ms. Breves have met the requirements for a Normal Retirement, Mr. Buckiso has met the requirements for an Early Retirement, and Messrs. Bruno and Holloway were not eligible to retire under the LTIP.

74	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Upon a voluntary termination with consent or retirement (Column A), pro rata vesting has been applied to the restricted stock units for all NEOs, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their restricted stock units.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause (Column B), all remaining unvested restricted stock units are forfeited.
For involuntary terminations that are not for cause (Column C) we have assumed that a prorated number of restricted stock units vested, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their restricted stock units.
Restricted stock units require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. Unvested restricted stock units would not be forfeited if  (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
In the event of disability (Column E) or death (Column F), all unvested restricted stock units vest immediately.
Performance Awards
Under the terms of the LTIP performance awards are fully vested upon Normal Retirement and vest on a pro rata basis as described below upon Early Retirement. If an executive is not eligible for retirement, the Compensation Committee reserves the right to decide these matters on a case-by-case basis, but its practice has been to prorate the vesting of the performance awards as described above. As of December 31, 2020, Mr. Burritt and Ms. Breves have met the requirements for a Normal Retirement, Mr. Buckiso has met the requirements for an Early Retirement, and Messrs. Bruno and Holloway were not eligible to retire under the LTIP.
Upon a voluntary termination with consent or retirement (Column A), pro rata vesting has been applied to the performance awards for all NEOs, except for Mr. Burritt and Ms. Breves who have met the requirements for a Normal Retirement and are fully vested in their performance awards.
If an executive’s employment terminates voluntarily without the Compensation Committee’s consent or involuntarily for cause (Column B), all remaining unvested performance awards are forfeited.
For involuntary terminations that are not for cause (Column C) we have assumed that the executive terminated employment on December 31, 2020 and that a prorated number of performance awards vested based on the number of complete months worked during the relevant performance period.
Performance awards require a termination in connection with a Change in Control (Column D) in order for the vesting to be accelerated. For these awards, the performance period would end upon the change in control; however, the awards would not vest until the earlier to occur of a termination within 24 months of the change in control or the normal vesting date. Unvested performance awards would not be forfeited if  (i) employment is terminated during a potential change in control period by the Corporation for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.
For performance awards for which the performance goals are achieved, a modified proration is used in the event of disability (Column E) or death (Column F) allowing 0% of the achieved award if such event occurs prior to the completion of the first third of the performance period, 50% of the achieved award if such event occurs on or after completion of the first third, but prior to completion of the second third, of the performance period, and 100% of the achieved award for events occurring on or after completion of the second third of the performance period. This modified proration effectively shortens the post-termination waiting period to a maximum of two years, thereby allowing an estate to potentially close within two years, since there would be no value allowed for performance awards granted within one year of a participant’s death.
Pension Plan Compensation
Pension Plan Compensation includes benefits under the following:
U. S. Steel Pension Plan
Mr. Buckiso is vested in his benefits under the U. S. Steel Pension Plan and would receive his benefits under each of the termination of employment scenarios. Refer to the “Pension Benefits” section for a description of the U. S. Steel Pension Plan. Benefits under the U. S. Steel Pension Plan may be payable under the Non Tax-Qualified Pension Plan to the extent they are limited by the qualified plan limitations established under the Internal Revenue Code.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	75

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
If Mr. Buckiso was placed on layoff status as of December 31, 2020 (Column C), he would be eligible to remain on layoff for a period of up to two years. Having satisfied certain age and service requirements, Mr. Buckiso would be eligible to commence a Rule-of-70/80 early retirement option on December 31, 2021. The present value amounts shown for an involuntary termination not for cause (Column C) reflect enhanced benefits attributable to the additional age and continuous service accrued while on layoff, the lower early-commencement charges, and a temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension.
If Mr. Buckiso was totally and permanently disabled on December 31, 2020 (Column E), he would be eligible to commence a permanent incapacity pension on May 31, 2021, which is five months after the qualifying disability. The present value amounts shown reflect enhanced benefits attributable to the additional age and continuous service accrued during the five-month period, and the lower early-commencement charges, but not the temporary $400 monthly pension benefit that is payable until he becomes eligible for a public pension or, if earlier, governmental disability benefits.
If Mr. Buckiso’s employment was terminated due to his death (Column F), death benefits would become payable to his survivor (typically his spouse) or, if there is no spouse, to his estate. The present value amounts shown are equal to the higher of  (i) the actuarial equivalent of the his pension benefit (excluding the survivor and surviving spouse’s benefits) that would have been payable if he had retired on the date of death, or (ii) the value of the survivor and surviving spouse’s benefits as defined in the U. S. Steel Pension Plan.
Non Tax-Qualified Pension Plan
Benefits from the Non Tax-Qualified Pension Plan are payable on behalf of Mr. Buckiso under each of the termination of employment scenarios. Refer to the “2020 Pension Benefits — Non Tax-Qualified Pension Plan” section for a description of the Non Tax-Qualified Pension Plan. The present value amounts shown for the various termination scenarios vary based upon the total amount payable under the U. S. Steel Pension Plan before the application of the statutory limitations established by the Internal Revenue Code.
Non-Qualified Deferred Compensation
Non-Qualified Deferred Compensation includes benefits under the following plans:
Supplemental Thrift Program
The conditions for a payment of benefits under the Supplemental Thrift Program include the attainment of five years of continuous service. For Messrs. Burritt, Bruno, and Buckiso and Ms. Breves this condition has been met and therefore, this benefit is payable under all termination scenarios. For Mr. Holloway, who has not yet attained five years of continuous service, this benefit is only payable upon death or if his employment is terminated with the consent of the Corporation.
Non Tax-Qualified Retirement Account Program
The conditions for a payment of benefits under the Non Tax-Qualified Retirement Account Program include the attainment of three years of continuous service. For Messrs. Burritt, Bruno, and Buckiso and Ms. Breves this condition has been met and therefore, this benefit is payable under all termination scenarios. For Mr. Holloway, who has not yet attained five years of continuous service, this benefit is only payable upon death or if his employment is terminated with the consent of the Corporation.
Supplemental Retirement Account Program
The conditions for a payment of benefits under the Supplemental Retirement Account Program include the termination of employment after completing at least 10 years of continuous service or, if earlier, on or after the attainment of age 65. In addition, benefits are not payable if the participant terminates employment prior to age 55 or within 36 months of becoming a participant in the Plan. Mr. Burritt is the only NEO who met these conditions for payment under the program as of December 31, 2020. For the other NEOs, this benefit is only payable (i) if the executive’s employment is terminated prior to age 65 with the consent of the Corporation or involuntarily terminated other than for cause, or (ii) upon the executive’s death.
Welfare Benefits
The amount shown for a change in control and termination (Column D) represents the estimated cost of providing active employee insurance coverage to the executive for a period of 36 months.

76	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

CEO PAY RATIO
Supplemental Retirement Benefit
The supplemental retirement benefit represents the increase in retirement benefits to an executive in the event of a termination in connection with a change in control (Column D) and is paid pursuant to the CIC Plan (see “Termination Scenarios — Change in Control and Termination,” above). For all NEOs, the Supplemental Retirement Benefit is equal to the sum of  (i) the Retirement Account contributions that would have been received under the U. S. Steel Savings Plan and the Corporation’s related non tax-qualified plans if their employment would have continued for an additional 36 months plus earnings, and (ii) the amount they would have received under the U. S. Steel Savings Plan and the related non tax-qualified plans if they were fully vested on December 31, 2020.
Outplacement Services and Excise Tax Gross-Up
In the event of a termination in connection with a change in control (Column D), the CIC Plan provides for the payment of reasonable costs for outplacement services (two year maximum) for all terminations following an Applicable Event. Gross-up payments are not provided to cover excise taxes imposed under Section 4999 of the Code for an executive who receives compensation under a Change in Control termination scenario (Column D).
CEO PAY RATIO
We are committed to a compensation program that is internally equitable to motivate our employees to advance the strategy of the Corporation and enhance stockholder value. The disclosure below presents the ratio of annual total compensation of our CEO to the annual total compensation of our Median Employee (defined below), excluding our CEO.
We calculated each employee’s annual total cash compensation over the twelve-months ended October 1, 2020 (the “Determination Date”) to identify our Median Employee. The following pay elements were included in determining the annual total cash compensation for each employee:
–
salary, base wages and/or overtime received (as applicable);

–
annual incentive payment received for performance in fiscal year 2020 (for non-represented employees);

–
cash incentive payments, based on production (for represented employees only); and

–
other cash payments (including payments related to shift differential, holidays and vacations) (for represented employees only).

Our calculation includes all full-time, part-time, temporary and seasonal employees of the Corporation and its consolidated subsidiaries employed as of October 1, 2020 (other than the CEO). Excluded from the data were leased employees for whom we were unable to determine compensation. All of our seven employees located in France and Germany, representing less than 5% of our total employee population, were excluded due to administrative challenges related to collecting the necessary data for these employees. We excluded 3 employees from France and 4 employees from Germany. Our total U.S. employee and non-U.S. employee population as of the Determination Date was 22,511.
We applied a foreign currency exchange rate to all compensation elements paid in currencies other than U.S. dollars.
We determined the Median Employee by: (i) calculating the annual total cash compensation described above for each employee; (ii) ranking the annual total cash compensation of all employees except for the CEO, from lowest to highest; and (iii) identifying the employee with the median total cash compensation (who we refer to as the “Median Employee”). Once the Median Employee was determined, that employee’s annual total compensation was calculated in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table.”
The annual total compensation for fiscal year 2020 for our CEO was $8,583,443 and for the Median Employee was $73,054. The resulting ratio of our CEO’s annual total compensation, calculated as described above, to the annual total compensation of our Median Employee for fiscal year 2020 is 117 to 1.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	77

Proposal 3:
Ratification of the
Appointment of
PricewaterhouseCoopers as
the Independent Registered
Public Accounting Firm
INFORMATION ABOUT THIS PROPOSAL Stockholders are being asked to ratify the selection of PricewaterhouseCoopers (“PwC”) as the Corporation’s independent registered public accounting firm for 2021.
The Board of Directors recommends a vote “FOR” the appointment of PwC as the independent registered public accounting firm.

Under the authority provided by its charter, the Audit Committee has appointed PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm for U. S. Steel for the current fiscal year. Although action by the stockholders in this matter is not required by law or the Corporation’s by-laws, the Audit Committee believes that it is appropriate to seek stockholder ratification of this appointment in light of the important role played by the independent registered public accounting firm in maintaining the integrity of the Corporation’s financial controls and reporting.
If the appointment of PwC is not ratified by the stockholders, then the Audit Committee will reconsider its appointment and review its future selection of an independent registered public accounting firm in light of that result. However, the Audit Committee may decide to maintain its appointment of PwC. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and our stockholders. PwC has served as the independent auditor (now referred to as the independent registered public accounting firm) of U. S. Steel for many years. We believe that PwC’s knowledge of U. S. Steel’s business and its organization gained through this period of service is quite valuable. Partners and employees of PwC assigned to the U. S. Steel engagement are periodically rotated, thus giving U. S. Steel the benefit of new thinking and approaches in the audit area.
The Audit Committee annually requests PwC to prepare a self-assessment. Additionally, for the work performed on the 2020 audit, the Audit Committee discussed and evaluated PricewaterhouseCoopers’ performance, which included an evaluation by the Corporation’s management of PricewaterhouseCoopers’ performance. This best practice assists the Audit Committee in its oversight role and annual evaluation of PwC to assess the quality of the audit and to recommend the retention of PwC. Based on this assessment, we believe the quality of PwC’s services, communication and interaction with the Audit Committee is of a high standard.
We expect representatives of PwC to be present at the annual meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
For fiscal year 2020, PwC performed professional services for U. S. Steel in connection with audits of the financial statements of U. S. Steel, and of U. S. Steel’s internal control over financial reporting as of December 31, 2020, and audits of certain subsidiaries and certain pension and other employee benefit plans. PwC has also reviewed quarterly reports and other filings with the Securities and Exchange Commission and other agencies.

78	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Proposal 3: AUDIT FEES
AUDIT FEES
The following table shows the fees paid to PricewaterhouseCoopers LLP (“PwC”) for professional services for 2019 and 2020:
	(Dollars in millions)
	2019	2020
Audit(1)	$5.7	$4.8
Audit-Related(2)	$0.3	$0.3
Tax	$—	$0.2
All Other	$0.1	$0.0
Total	$6.1	$5.3

(1)
Audit fees were for: the audit of U. S. Steel’s annual financial statements; the audit of U. S. Steel’s internal control over financial reporting required under the Sarbanes-Oxley Act; audits of certain subsidiaries, statutory and regulatory audits; the issuance of comfort letters, and consents; and the review of SEC regulatory filings.

(2)
Audit-related fees were for employee benefit plan audits and procedures required by agreement or government agencies as well as audit and internal control review procedures associated with the implementation of new accounting standards.

Pre-Approval Policy
The Audit Committee has the sole authority to pre-approve all audit engagement fees and terms as well as all non-audit engagements with PwC. The Audit Committee has delegated to its chairman the authority to approve non-audit engagements of less than $500,000 between Audit Committee meetings. In 2019 and 2020, all of the above services were pre-approved by the Audit Committee in accordance with this pre-approval policy.
AUDIT COMMITTEE REPORT
Our committee has reviewed and discussed U. S. Steel’s audited financial statements for the year ended December 31, 2020 with U. S. Steel’s management. We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC), the matters required to be discussed by Auditing Standards No. 1301 “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. We also discussed with U. S. Steel’s management their assessment of the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2020, and PwC’s opinion on the effectiveness of U. S. Steel’s internal control over financial reporting as of December 31, 2020. We have received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with PwC its independence.
Based on the aforementioned review and discussions, we recommended to the Board that the audited financial statements for U. S. Steel be included in U. S. Steel’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.
Murry S. Gerber, Chairman
Tracy A. Atkinson
John V. Faraci
Jeh C. Johnson
Paul A. Mascarenas
Michael H. McGarry
Eugene B. Sperling
Patricia A. Tracey

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	79

Proposal 4:
Approval of Amended and Restated 2016 Omnibus Incentive Compensation Plan

INFORMATION ABOUT THIS PROPOSAL
Stockholders are being asked to approve the amended and restated 2016 Omnibus Incentive Compensation Plan to, among other things, approve the issuance of additional shares under the Plan.

The Board of Directors recommends a vote “FOR” the amended and restated 2016 Omnibus Incentive Compensation Plan.

Our Board of Directors, upon recommendation of the Compensation & Organization Committee (the “Compensation Committee”), has approved an amendment and restatement of the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan (the “2016 Plan” or the “Plan”), subject to approval by our stockholders at the Annual Meeting. The amended and restated Plan increases the number of shares authorized for issuance under the Plan by 14,500,000 shares. In addition to increasing the number of shares available for grant, the amended and restated Plan eliminates certain provisions that are no longer needed following the repeal of Section 162(m) of the Internal Revenue Code (the “Code”), as well as clarifies the Compensation Committee’s ability to modify performance-based cash awards.
WHY YOU SHOULD VOTE TO APPROVE THIS PLAN
The purpose of the Plan is to attract, retain and motivate employees and non-employee directors of outstanding ability and to align their interests with those of the Corporation’s stockholders. Having an adequate number of shares available for issuance under the Plan is an important factor in fulfilling these purposes.
The Plan currently authorizes the issuance of 18,200,000 shares of common stock and, as of March 1, 2021, had approximately 1,774,681 shares available for issuance. The Compensation Committee expects that if the stockholders approve the amended and restated Plan, then the number of shares available under the Plan will be sufficient for approximately three years based on current expected equity grant practices.
What happens if the Plan is not approved by our stockholders?
If the amended and restated Plan is not approved by our stockholders, then the Plan will continue in effect in its present form and we will continue to grant equity awards under the current terms of the Plan until the shares remaining available for issuance are exhausted, which the Compensation Committee estimates will occur in 2022 based on current expected equity grant practices. Failure of our stockholders to approve the amended and restated Plan also will not affect the rights of existing award holders under the Plan or under any previously granted awards under the Plan.
No material changes to the Plan have been made since the Plan was last approved by stockholders.

80	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Proposal 4: HIGHLIGHTS OF THE PLAN
HIGHLIGHTS OF THE PLAN
–
No repricing of stock options or stock appreciation rights without stockholder approval;

–
Dividends and dividend equivalents may not be paid on options, appreciation rights, unvested full-value shares and, with respect to performance awards, before the performance goals are achieved and the performance awards are earned;

–
Minimum vesting period of 12 months, except in the event of acceleration due to death, disability, retirement, termination of employment without cause or a change in control;

–
Minimum 30% change in control trigger;

–
Consummation of transaction required for change in control;

–
“Double trigger” vesting of awards upon a change in control;

–
No liberal share recycling; and

–
Recoupment policy of incentive awards.

BACKGROUND
Prior to adoption of the Plan in 2016, the Corporation issued awards under the 2005 Stock Incentive Plan (the “2005 Plan”). The 2016 Plan replaced the 2005 Plan, and no new awards may be issued under the 2005 Plan. Any outstanding awards under the 2005 Plan granted before the approval of the 2016 Plan remain outstanding according to their terms.
The 2016 Plan, as adopted by the Board and approved by the stockholders, initially authorized the issuance of 7,200,000 shares of common stock for equity awards granted after the date of the 2016 Annual Meeting. In 2017, the stockholders approved an amendment to the Plan to increase the number of shares available for issuance by 6,300,000 shares, and in 2020 stockholders approved an amendment to the Plan to increase the number of shares available for issuance by 4,700,000 for a total of 18,200,000 shares.
In determining the number of additional shares of common stock to be requested under the amended and restated Plan, the Compensation Committee considered the needs of the Corporation’s long-term incentive program and the potential dilution that awarding the requested shares may have on the existing stockholders. An independent compensation advisor assisted the Compensation Committee in determining the appropriate number of shares to be requested. The advisor examined a number of factors, including the Corporation’s burn rate and an overhang analysis, taking into account equity awards made under the 2016 Plan.
Burn Rate
The burn rate is the total equity awards granted under the Plan in a fiscal year divided by the weighted average common stock outstanding in the year indicated. The three-year average burn rate is 1.12% as shown in the table below, which is generally in-line with many institutional expectations and certain proxy advisory firms.
Fiscal Year	Options Granted	RSUs Granted	Performance Awards Granted(1)	Total Granted	Weighted Average Common Stock Outstanding	Burn Rate
2018	0	824,195	326,700	1,150,895	176,633,000.65%
2019	0	1,005,500	737,990	1,743,490	171,418,000	1.02%
2020	0	2,640,690	671,390	3,312,080	196,721,035	1.68%
					3-Year Average	1.12%

(1)
In fiscal 2018, 2019 and 2020, the performance awards earned total 150,133 shares, 384,664 shares and 0 shares, respectively.

Overhang
An additional metric used to measure the cumulative dilutive impact of an equity program is overhang. The calculation of overhang can be described as (A+B) / (A+B+C) where:
–
A is the number of outstanding stock options and outstanding full-value awards;

–
B is the number of shares available for future grant under the plan; and

–
C is the total outstanding shares of common stock.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	81

Proposal 4: SUMMARY OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
As of December 31, 2020, the Corporation had 2,046,236 outstanding stock options with a weighted average remaining term of 3.72 years, and a weighted average exercise price of  $25.98. As of that date, the Corporation had 5,101,025 outstanding full-value awards, 6,092,033 shares available for future grant under the 2016 Plan, and 220,432,458 outstanding shares of common stock. This results in an overhang of 5.67%. Taking into account the proposed shares to be authorized under the Plan and the outstanding shares of common stock as of March 1, 2021, the overhang increases to 9.35%.
Because this proposal does not contemplate the amount or timing of specific equity awards in the future, and because historic rates of awards may not be indicative of future rates of awards, it is not possible to calculate with certainty the number of years of awards that will be available and the amount of subsequent dilution that may ultimately result from such awards. However, the current rationale and practices of the Compensation Committee with respect to equity awards is set forth in the “Long-Term Incentive Program” section and elsewhere in the Compensation Discussion and Analysis section of this proxy statement.
SUMMARY OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
The following is a summary of the main features of the Plan, as amended and restated. This summary is qualified in its entirety by the specific terms of the amended Plan, which is attached as Appendix C.
Purpose
The purpose of the Plan is to attract, retain and motivate employees and non-employee directors of outstanding ability and to align their interests with those of the Corporation’s stockholders.
Eligibility
All employees, non-employee directors and other service providers of the Corporation or any subsidiary or affiliate are eligible to receive various stock and cash-based awards under the Plan. As of December 31, 2020, the Corporation had approximately 325 employees and 13 non-employee directors eligible to receive awards under the Plan. The Compensation Committee generally does not consider other service providers to be eligible to receive awards under the Plan and has not granted awards to any other service providers in the past and does not presently intend to do so.
Shares Subject to the 2016 Plan
The maximum number of shares of U. S. Steel common stock which may be issued under the 2016 Plan is 18,200,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. If approved by the stockholders, the amended and restated Plan would increase the maximum number of shares that may be issued under the Plan to 32,700,000 shares, subject to proportionate adjustment in the event of stock splits and similar events.
For purposes of measuring the number of shares issued under the Plan, each stock option or appreciation right, will reduce the number of shares available under the Plan by one share, except to the extent the award is settled in cash. All other awards, unless settled in cash, reduce the number of shares available under the Plan by 1.78 shares for each such share to which the award relates. Shares delivered in payment of the exercise price of an award or to satisfy withholding obligations, or which are repurchased through the use of option proceeds are counted against the number of shares granted, and are not again available for awards under the Plan. All shares covered by an appreciation right that is exercised and settled in shares are also counted against the number of shares granted.
The number of shares to which an award under the 2016 Plan relates is counted against the number of shares available for issuance at the time of grant unless such number of shares cannot be determined at that time, in which case the number of shares actually distributed pursuant to the award is counted against the number of available shares at the time of distribution. If, and to the extent, any award granted under the 2016 Plan or the 2005 Plan is forfeited or otherwise terminates without the issuance of shares or if payment is made to the participant in the form of cash, cash equivalents or other property other than shares, any shares that are not issued with respect to such award, to the extent of any such forfeiture or termination or alternative payment, are again available for issuance under the 2016 Plan at the rate for which the award was originally subtracted from the number of shares under the 2005 Plan or 2016 Plan, as applicable.
If the exercise price of an award is paid by a participant by delivery of shares or by withholding shares issuable upon exercise or if shares are delivered or withheld for the satisfaction of tax withholding obligation, or if shares are repurchased by the Corporation with option proceeds, the number of shares covered by the award equal to the number of shares so delivered, withheld or repurchased are counted against the number of shares granted and are not again available for awards under the 2016 Plan.

82	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Proposal 4: SUMMARY OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
Shares distributed pursuant to an award may be, in whole or part, authorized and unissued shares or treasury shares. No awards may be granted under the 2016 Plan after April 26, 2026.
Administration
Except in the case of awards to non-employee directors, the 2016 Plan is administered by a committee of the Board consisting of at least three members of the Board who each qualify as a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “independent” director under the rules of the New York Stock Exchange. The Compensation Committee administers awards made to employees of the Corporation. In the case of awards to non-employee directors, the 2016 Plan is administered by the Board.
The Compensation Committee has full and final authority to interpret and administer the Plan and to determine the persons who receive awards, type or types of awards, the number of shares covered by each award and to what extent and what circumstances an award may be settled in cash, shares, other awards or property or accelerated, vested, canceled, forfeited, exchanged or surrendered. All decisions made by the Compensation Committee pursuant to the terms of the Plan are final, conclusive and binding on all persons, including the Corporation, its subsidiaries and participants.
The Compensation Committee may delegate to one or more officers, managers and/or agents of the Corporation the authority to perform administrative and other functions under the Plan. The Compensation Committee may also delegate to one or more officers of the Corporation the authority to grant awards to participants who are not directors or officers (as defined under Section 16 of the Exchange Act), subject to limitations established by the Compensation Committee and applicable law.
Types of Awards
The types of awards that may be granted include but are not limited to: (1) stock options, (2) restricted stock, (3) restricted stock units, (4) performance awards and (5) other stock-based awards, including appreciation rights. Each of these types of awards is described below.
Stock Options. The Plan provides for the grant of nonstatutory stock options. The option price for each stock option may not be less than 100% of the fair market value of the Corporation’s common stock on the date of grant. Fair market value, for purposes of the Plan, is generally the average of the publicly reported high and low sale prices per share of the Corporation’s common stock on the date of grant.
A stock option may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Compensation Committee. All options have a term of ten years from the date of grant. The option price for each stock option will be payable upon exercise in cash, or by such other method authorized by the Compensation Committee, including by delivery or withholding of U. S. Steel common stock issued pursuant to such option price for the shares being purchased.
Restricted Stock. Shares of the Corporation’s common stock may be issued subject to such restrictions and conditions as the Compensation Committee may specify, including but not limited to service requirements and performance goals (see “Performance Awards” below). From the date a restricted stock award is effective, the awardee will be a stockholder with respect to the restricted stock award and will have all the rights of a stockholder with respect to such shares, subject only to the restrictions imposed by the Compensation Committee, including limitations on the right to vote restricted stock. Dividends and dividend equivalents may accrue on restricted stock, but may not be paid before satisfaction of the restrictions.
Restricted Stock Units. Restricted stock units provide for the issuance of the Corporation’s common stock subject to such restrictions and conditions, including but not limited to service requirements and performance goals (see “Performance Awards” below), as the Compensation Committee may impose. The awardee will not be a stockholder with respect to the restricted stock units and will not have the rights of a stockholder with respect to such units until the shares are issued upon the vesting of the award. The Committee may determine to pay dividend equivalents relative to the shares that ultimately vest.
Performance Awards. Performance awards are based on the achievement of one or more performance goals established by the Compensation Committee at the time of the award during a specified performance period.
These awards may be designated as performance shares or performance cash awards.
–
Performance shares are denominated in shares of common stock and may be paid in shares or cash.

–
Performance cash awards are denominated in dollars, have an initial value that is established by the Compensation Committee at the time of grant, and may be paid in cash or shares.

The Compensation Committee will set forth in writing the performance goals applicable to the award, the performance period during which the achievement of the performance goals shall be measured, the amount that may be earned by the participant

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	83

Proposal 4: SUMMARY OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
based on the achievement of the performance goals and such other terms and conditions applicable to the award as the Compensation Committee may, in its discretion, determine. The Compensation Committee may retain the discretion to reduce (but not to increase) the amount of a performance share award which will be earned based on the achievement of performance goals. Dividends and dividend equivalents may accrue, but may not be paid with respect to performance awards before the performance goals are achieved and the performance awards are earned.
Performance goals may be based on one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or rates of change and on a gross or net basis: safety performance, stock price, capital expenditures, earnings per share, earnings per share growth, return on capital employed, return on invested capital, return on capital, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, net sales, expenses, income from operations as a percent of capital employed, income from operations, income from operations per ton shipped, tons shipped, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total stockholder return, stockholder equity, debt, debt to stockholder equity, debt to earnings (including EBITDA and EBIT), interest expense and/or other fixed charges, earnings (including EBITDA and EBIT) to interest expense and/or other fixed charges, environmental emissions improvement, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses.
Performance goals based on these performance measures may be based either on the performance of:
–
the participant, the Corporation, a subsidiary or subsidiaries, affiliate or affiliates, any branch, department, business unit or other portion thereof under such measure for the performance period; and/or

–
upon a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the Compensation Committee at the time of making a performance award.

The Compensation Committee may in its discretion also determine to use other objective performance measures as performance goals. The Compensation Committee determines and certifies in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.
Other Stock-Based Awards. The Compensation Committee may grant to eligible employees, in lieu of salary or cash bonus, other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of the Corporation’s common stock, including, without limitation, purchase rights, appreciation rights, shares of common stock awarded without restrictions or conditions, subject to the limitations of the Plan, convertible securities, exchangeable securities or other rights convertible or exchangeable into shares of common stock, as the Compensation Committee in its discretion may determine.
The Compensation Committee may, in its discretion, also use other stock-based awards in connection with, or to satisfy obligations of the Corporation or a subsidiary or an affiliate under, other compensation or incentive plans, programs or arrangements of the Corporation or any subsidiary or affiliate for eligible participants, including the Deferred Compensation Program for Non-Employee Directors and the Non-Employee Director Stock Program. The Compensation Committee will determine the terms and conditions of other stock-based awards. Appreciation rights may not be granted at a price less than the fair market value of the underlying shares on the date of grant.
Award Limits
Awards may not be granted in any calendar year to any participant in excess of the following aggregate limits, subject to these adjustments described below:
–
For stock options and appreciation rights, 1,000,000 shares (this limit applies separately to each type of award).

–
For restricted stock and restricted stock units subject to performance goals, 1,000,000 shares (this limit applies separately to each type of award).

–
For performance shares, 1,000,000 shares (or the cash value thereof).

–
For performance cash awards, $20,000,000 in value.

The aggregate grant date fair value of awards that may be granted to any individual non-employee director in any single calendar year shall not exceed $500,000. This limit does not apply to any awards made at the election of a non-employee director in lieu of all or a portion of any annual committee cash retainers or other similar cash based payments. In the event a dividend or other distribution is declared on the Corporation’s stock, or if the outstanding stock is changed into or exchangeable for a different number or kind of stock or securities of the Corporation or another corporation, the award limitations above, and any shares remaining in the Plan that are not subject to outstanding awards, shall be adjusted in an equitable manner as determined by the Compensation Committee.

84	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Proposal 4: SUMMARY OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
Vesting
All awards granted under the Plan will vest based upon employment or service for a period of at least twelve (12) months from the date on which the award is granted and there is no acceleration of vesting to be more rapid than vesting after twelve (12) months. However, the Compensation Committee has discretion to provide for accelerated vesting or exercisability in the terms of an award or otherwise in connection with death, disability, retirement, involuntary termination of employment or service without cause or a change in control. Up to five percent of the aggregate number of shares authorized for issuance under the 2016 Plan may be issued pursuant to awards that do not satisfy these vesting restrictions.
Repricing and Reload Options Prohibited
The Compensation Committee may not, without stockholder approval
–
amend or modify the terms of any outstanding option or appreciation right to reduce the exercise price or

–
cancel, exchange or permit or accept the surrender of any outstanding option or appreciation right in exchange for an option or appreciation right with an exercise price that is less than the exercise price of the original option or appreciation right, or an award, cash or other securities for purposes of repricing the option or appreciation right.

No option may be granted to any individual on account of the use of shares to exercise a prior option.
Change in Control
Unless otherwise determined by the Compensation Committee, if a change in control occurs and within two years thereafter a participant’s employment is terminated either:
–
involuntarily for any reason other than cause; or

–
voluntarily for good reason in the case of a member of executive management);

then all outstanding stock options, and other awards will become fully exercisable and remain exercisable until the expiration date of the award.
Also, all restrictions or limitations, including risks of forfeiture and deferrals, on awards subject to restrictions or limitations under the Plan will lapse.
All performance goals applicable to performance awards will be measured over the shortened performance period ending on the date of the change in control. Unless otherwise determined by the Compensation Committee at the time of grant, scheduled vesting dates for performance-based awards are not affected by a change in control, and all awards remain payable on the dates provided in the underlying award agreements and the Plan.
Recoupment Policy
The Compensation Committee may determine that an award shall be forfeited and/or any value received from the award is subject to recovery under any law, government regulation, stock exchange listing requirement or any policy adopted by the Corporation. The Board has adopted a policy setting forth procedures to recover payment if an executive engaged in any fraud or misconduct, including gross negligence that caused or partially caused the need for a material restatement of the Corporation’s publicly filed financial results.
Miscellaneous
The Board may amend, alter, suspend, discontinue or terminate the Plan at any time without stockholder approval except to the extent that stockholder approval is required by law or stock exchange rules or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the Plan or modifies the requirements for participation under the Plan or if the Board determines that stockholder approval is advisable. Without the consent of the participant, no amendment, suspension or termination of the Plan or any award may materially and adversely affect the rights of such participant under any previously granted award.
No Material Changes to Plan Without Stockholder Approval
The Board may amend, alter, suspend, discontinue or terminate the Plan at any time without stockholder approval except to the extent that stockholder approval is required by law or stock exchange rules or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the Plan or modifies the requirements for participation under the Plan or if the Board determines that stockholder approval is advisable. Without

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	85

Proposal 4: SUMMARY OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
the consent of the participant, no amendment, suspension or termination of the Plan or any award may materially and adversely affect the rights of such participant under any previously granted award.
Plan Benefits
The following table sets forth information on stock options, restricted stock units, and performance awards granted under the 2016 Plan and includes awards subsequently forfeited, if any, as of February 23, 2021. The closing price of the Corporation’s common stock on February 23, 2021 was $18.14 per share.
Stock Awards Granted Under the 2016 Plan
Name and Position	Stock Options Granted	Restricted Stock Units Granted(1)	Performance Awards Granted(2)	Total of all Columns Granted
David B. Burritt President & Chief Executive Officer	145,300	806,940	1,497,060	2,449,300
Christine S. Breves Senior Vice President & Chief Financial Officer	15,350	177,260	338,460	531,070
James E. Bruno Senior Vice President — European Solutions & President, USSK	16,280	143,485	248,640	408,405
Scott D. Buckiso Senior Vice President & Chief Manufacturing Officer, NAFR	16,280	126,570	248,640	391,490
Duane D. Holloway Senior Vice President, General Counsel, and Chief Ethics & Compliance Officer	0	128,360	248,640	377,000
Executive Officers (excluding named above) as a Group (4 People)	32,940	232,930	469,420	735,290
Non-Employee Director Group	0	568,200	0	568,200
All Employees (excluding Executive Officers) as a Group	1,754,840	5,621,962	1,353,560	8,730,362

(1)
Includes all restricted stock units and deferred stock units granted under the 2016 Plan

(2)
Includes all earned performance awards and the maximum number of shares that are potentially issuable under unearned performance awards, in each case, granted under the 2016 Plan

Federal Income Tax Consequences
The following is a brief summary of the federal income tax consequences of the grant and exercise of awards under present law. It should not be taken as tax advice by Plan participants, who are urged to consult their individual tax advisors. Subject to the limitations of Section 162(m) of the Code, the Corporation will be entitled to a deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Nonqualified Stock Options. A participant who is awarded a nonqualified stock option will not recognize any taxable income for federal income tax purposes upon receipt of the award. Upon exercise of the option, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price generally will be taxable to the participant as ordinary income. If the option price of a nonstatutory stock option is paid in whole or in part with shares of the Corporation’s common stock, no income, gain or loss will be recognized by the participant on the receipt of shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the option, less the amount of cash, if any, paid upon exercise generally will be taxable as ordinary income. Subject to the limitations of Section 162(m) of the Code, the Corporation will be entitled to a deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock. A participant who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided the shares are subject to restrictions on transfer and a substantial risk of forfeiture. However, a participant may elect under Section 83(b) of the Code to recognize ordinary income on the date of grant equal to the excess (if any) of the then-fair market value of the shares determined without regard to the restrictions over the amount, if any, paid for the shares. If the participant does not make a Section 83(b) election, in the year in which the shares first become transferable or are no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income equal to the excess, if any, of the then-fair market value of the shares over the amount, if any, paid for the shares. Subject to the limitations of Section 162(m) of the Code, the Corporation will be entitled to a deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Restricted Stock Units and Performance Awards. A participant who is awarded restricted stock units, performance shares or performance cash awards will not recognize any taxable income for federal income tax purposes upon receipt of the award.

86	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Proposal 4: SUMMARY OF THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED AND RESTATED
Any shares of common stock or cash received pursuant to the award generally will be taxable as ordinary income in the year in which the participant receives such shares of common stock or cash.
Appreciation Rights. A participant will not recognize any taxable income for federal income tax purposes upon receipt of appreciation rights. The value of any common stock or cash received in payment of appreciation rights generally will be taxed as ordinary income in the year in which the participant receives the common stock or cash. Subject to the limitations of Section 162(m) of the Code, the Corporation will be entitled to a deduction in the same amount and generally at the same time as the participant recognizes ordinary income.
Other Tax Matters. The lapse of vesting or other restrictions on a stock option or appreciation right, restricted stock and restricted stock units, or the deemed achievement or fulfillment of performance goals for awards, in connection with the occurrence of a change in control, in certain circumstances, may result in a 20% federal excise tax (in addition to federal income tax) to the participant.
Equity Compensation Plan Information
Plan Category	(1) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(2) Weighted-average exercise price of outstanding options, warrants and rights	(3) Number of securities remaining available for future issuance under equity compensation plans [excluding securities reflected in Column (1)](b)
Equity compensation plans approved by security holders(a)	9,380,548	$25.98	6,092,033
Equity compensation plans not approved by security holders(c)	—	(one for one)	—
Total	9,380,548	—	6,092,033

a)
The numbers in columns (1) and (2) of this row contemplate all shares that could potentially be issued as a result of outstanding grants under the 2005 Stock Incentive Plan and the 2016 Omnibus Incentive Compensation Plan as of December 31, 2020. For more information, see our Annual Report on Form 10-K for the year ended December 31, 2020, Note 15 to the Consolidated Financial Statements. Column (1) includes (i) 647,987 shares of common stock that could be issued for the Common Stock Units outstanding under the Deferred Compensation Program for Non-Employee Directors and (ii) 3,170,600 shares that could be issued for the 1,585,300 performance awards outstanding under the Long-Term Incentive Compensation Program (a program under the 2016 Omnibus Incentive Compensation Plan). The calculation in column (2) does not include the Common Stock Units since the weighted average exercise price for Common Stock Units is one for one; that is, one share of common stock will be given in exchange for each unit of such phantom stock accumulated through the date of the director’s retirement. Also, the calculation in column (2) does not include the performance awards since the shares issued for performance awards can range from zero for one to two for one; that is, performance awards may result in up to 3,170,600 of common stock being issued (two for one), or some lesser number of shares (including zero shares of common stock issued), depending upon the Corporation’s common stock performance versus that of a peer group of companies or the Corporation’s return on capital employed performance over a performance period.

b)
Represents shares available under the 2016 Omnibus Incentive Compensation Plan.

c)
At December 31, 2020, U. S. Steel had no securities remaining for future issuance under equity compensation plans that had not been approved by security holders. Column (1) represents Common Stock Units that were issued pursuant to the Deferred Compensation Plan for Non-Employee Directors prior to its being amended to make it a program under the 2005 Stock Incentive Plan and 2016 Omnibus Incentive Compensation Plan. The weighted average exercise price for Common Stock Units in column (2) is one for one; that is, one share of common stock will be given in exchange for each unit of phantom stock upon the director’s retirement from the Board of Directors. All future grants under this amended plan/program will count as shares issued under to the 2016 Omnibus Incentive Compensation Plan, a stockholder approved plan.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	87

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the number of shares of U. S. Steel common stock beneficially owned as of March 1, 2021 by each director and director nominee, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.
Name	Shares Beneficially Owned*	Notes
Tracy A. Atkinson	18,176	Includes 15,708 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Christine S. Breves	252,336	Includes 22,231 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 1, 2021
James E. Bruno	201,506	Includes 24,550 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 1, 2021
Scott D. Buckiso	218,764	Includes 52,030 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 1, 2021
David B. Burritt	1,151,489	Includes 139,644 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 1, 2021
Patricia Diaz Dennis	48,729	Includes 47,719 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Dan O. Dinges	91,170	Includes 89,170 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
John J. Engel	72,518	Includes 70,518 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
John V. Faraci	29,026	Includes 27,026 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Murry S. Gerber	204,091	Includes 65,891 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Stephen J. Girsky	80,740	Includes 72,359 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Duane D. Holloway	141,410
Jeh C. Johnson	37,164	Includes 37,164 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Paul A. Mascarenas	56,380	Includes 56,380 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Michael H. McGarry	27,263	Includes 24,763 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Eugene B. Sperling	37,989	Includes 35,989 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
David S. Sutherland	184,049	Includes 171,954 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
Patricia A. Tracey	78,369	Includes 76,711 Common Stock Units granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board
All Director Nominees and Executive Officers as a group (22 persons)	3,222,081
Includes 268,622 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 1, 2021. The total number of shares beneficially owned by all directors and executive officers as a group constitutes approximately 1.2% of the outstanding shares of common stock of U. S. Steel.

*
does not include fractional shares.

88	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

DELINQUENT SECTION 16(A) REPORTS
DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons holding more than 10% of any class of our equity securities, are required to file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership. To our knowledge, based on our review of reports filed with the SEC and other information furnished to us, there were no late filings or failures to file by any U. S. Steel directors, executive officers or other persons subject to Section 16(a) of the Securities Exchange Act of 1934 required to be disclosed in this proxy statement.
CERTAIN LEGAL MATTERS
On October 2, 2017, an Amended Shareholder Class Action Complaint was filed in the United States District Court for the Western District of Pennsylvania consolidating previously-filed actions. Separately, five related shareholder derivative lawsuits were filed in State and Federal courts in Pittsburgh, Pennsylvania and the Delaware Court of Chancery. The underlying consolidated class action lawsuit alleges that U. S. Steel, certain current and former officers, an upper level manager of the Corporation and the financial underwriters who participated in the August 2016 secondary public offering of the Corporation’s common stock (collectively, Defendants) violated federal securities laws in making false statements and/or failing to discover and disclose material information regarding the financial condition of the Corporation. The lawsuit claims that this conduct caused a prospective class of plaintiffs to sustain damages during the period from January 27, 2016 to April 25, 2017 as a result of the prospective class purchasing the Corporation’s common stock at artificially inflated prices and/or suffering losses when the price of the common stock dropped. The derivative lawsuits generally make the same allegations against the same officers and also allege that certain current and former members of the Board of Directors failed to exercise appropriate control and oversight over the Corporation and were unjustly compensated. The plaintiffs seek to recover losses that were allegedly sustained. The class action Defendants moved to dismiss plaintiffs’ claims. On September 29, 2018 the Court ruled on those motions granting them in part and denying them in part. On March 18, 2019, the plaintiffs withdrew the claims against the Defendants related to the 2016 secondary offering. As a result, the underwriters are no longer parties to the case. The Corporation and the individual defendants are vigorously defending the remaining claims. On December 31, 2019, the Court granted Plaintiffs’ motion to certify the proceeding as a class action. The Corporation’s appeal of that decision has been denied by the Third Circuit Court of Appeals and the class has been notified. Discovery is proceeding.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table furnishes information concerning all persons known to U. S. Steel who beneficially own five percent or more of the voting stock of U. S. Steel:
Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
U. S. Steel Common Stock	Blackrock, Inc.(1) 55 East 52nd Street New York, NY 10055	26,954,496	12.2%
U. S. Steel Common Stock	The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	18,527,087	8.41%

(1)
Based on Schedule 13G filed on February 5, 2021, which indicates that Blackrock Inc. had sole voting power over 26,538,232 shares, shared voting power over 0 shares, sole dispositive power over 26,954,496 shares and shared dispositive power over 0 shares.

(2)
Based on Schedule 13G filed on February 10, 2021, which indicates that the Vanguard group had sole voting power over 0 shares, shared voting power over 217,166 shares, sole dispositive power over 18,130,354 shares and shared dispositive power over 396,733 shares.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	89

QUESTIONS AND ANSWERS
ABOUT THE ANNUAL MEETING
AND VOTING
1.
Who may vote?

You may vote if you were a holder of United States Steel Corporation common stock at the close of business on March 1, 2021, the record date.
2.
What may I vote on?

You may vote on:
–
the election of the eleven nominees recommended by the Board of Directors and identified elsewhere in this proxy statement;

–
the advisory vote on executive compensation;

–
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021; and

–
the approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan which is being amended to issue additional shares.

3.
How do I vote?

Shares held of Record:   If you are a stockholder of record, you may vote by any one of the following methods:
–
Online.   You may vote online at proxyvote.com. Follow the instructions on your proxy card or notice. If you received these materials electronically, follow the instructions in the email message that notified you of their availability.

–
By telephone.   Call 1-800-690-6903 using a touch-tone phone and follow the instructions provided.

–
By mail.   If you received or requested paper copies of your proxy materials, sign, date, and return each proxy card you receive in the prepaid envelope. Sign your name exactly as it appears. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee, or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners. If you return your signed proxy but do not indicate your voting preferences, the proxy holder will vote on your behalf based upon the Board’s recommendations.

–
At the Meeting    Stockholders of record may also opt to vote at the Annual Meeting using the 16-digit control number found on the proxy card, which will be held online via live webcast at www.virtualshareholdermeeting.com/X2021.

You may vote your shares prior to the Annual Meeting until 11:59 p.m. ET on April 26, 2021 online or by telephone. If you are voting by mail, your marked, signed, and dated proxy card must be received by April 26, 2021.
Shares held by Broker:   If your shares are held by a broker, the broker will ask you how you want your shares to be voted. You may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail, by telephone, and online. You may submit new voting instructions by contacting your broker or other nominee or by voting at the Annual Meeting.
If you give the broker instructions, your shares will be voted as you direct. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under NYSE rules. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of PwC as the independent registered public accounting firm for 2021, even if the broker does not receive voting instructions from you. However, your broker does not

90	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
have discretionary authority to vote on the election of directors, the advisory approval of executive compensation, or approve the Amended and Restated 2016 Omnibus Incentive Compensation Plan without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these matters.
Voting Shares Held in the Corporation 401(k) Plan:   You may instruct the plan trustee on how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, the card you use will be a voting instruction form rather than a proxy card.
In addition, your vote will apply to a proportionate number of other shares held by participants in the 401(k) plan for which voting directions are not received.
All participants are fiduciaries under the terms of the 401(k) plan and under the Employee Retirement Income Security Act (ERISA) for the limited purpose of voting shares credited to their accounts. Under ERISA, fiduciaries are required to act prudently in making voting decisions.
If you do not vote online or by telephone by 11:59 p.m. ET on April 22, 2021, or if your mailed ballot is not received by April 22, 2021, your shares and the other undirected shares will be voted in the same proportion for or against such item as those participants for which voting directions are received. You will not be able to vote your shares personally at the Annual Meeting.
4.
What is the voting requirement to approve each of the proposals?

Proposal	Voting Options and Board Recommendation	Voting Standard	Effect of Abstentions(1)	Effect of Broker non-Votes(2)
Item 1: Election of Directors	FOR, AGAINST or ABSTAIN (for each nominee for director) The Board recommends a vote FOR each of the nominees for director	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 2: Advisory Vote on Executive Compensation	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the advisory vote on executive compensation	Majority of votes cast	No effect — not counted as a vote	No effect — broker non-votes are not permitted
Item 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the ratification	Majority of votes cast	No effect — not counted as a vote	The organization that holds shares of beneficial owners may vote in their discretion
Item 4: Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan, being amended to Issue Additional Shares	FOR, AGAINST, or ABSTAIN The Board recommends a vote FOR the approval of the amended and restated 2016 Omnibus Incentive Compensation Plan	Majority of votes cast	Counts as a vote AGAINST the proposal	No effect — broker non-votes are not permitted

(1)
For election of directors, abstentions are not counted as votes cast either “for” or “against” the director’s election. For the approval of the Amendment to the 2016 Omnibus Incentive Plan, New York Stock Exchange rules treat abstentions as votes cast, meaning that abstentions would count as a vote against the proposal. For all other proposals, abstentions have no effect on the proposal.

(2)
The New York Stock Exchange permits brokers to vote their customers’ shares on routine matters when the brokers have not received voting instructions from their customers. Proposal 3 is a routine matter on which brokers may vote in this way. Brokers may not vote their customers’ shares on non-routine matters, unless they have received voting instructions from their customers. Proposals 1, 2 and 4 are non-routine matters. Shares that are not voted by brokers on non-routine matters because their customers have not provided instructions are called broker non-votes.

5.
May I change my vote?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by doing any of the following:
–
voting again by telephone or over the Internet;

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	91

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
–
sending us a proxy card dated later than your last vote;

–
notifying the Corporate Secretary of U. S. Steel in writing; or

–
voting at the meeting.

If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your voting instructions.
6. How do I attend and participate at the virtual meeting?
Due to ongoing pandemic concerns, and to ensure the health and safety of our employees, board of directors, stockholders and other meeting participants, our Annual Meeting will be held virtually.

Although you will not be able to attend the Annual Meeting at a physical location, we have designed the Annual Meeting live webcast to provide stockholders the opportunity to participate virtually to facilitate stockholder attendance and provide a consistent experience to all stockholders, regardless of location.

The live webcast of the Annual Meeting can be accessed by stockholders on the day of the meeting at www.virtualshareholdermeeting.com/X2021 and will begin promptly at 8:00 a.m. ET.

To attend the Annual Meeting:   You will need to log in to www.virtualshareholdermeeting.com/X2021 using the 16-digit control number found on the proxy card, voting instruction form, or notice you previously received. This website can be accessed on a computer, tablet, or phone with internet connection. Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

To submit questions in advance of the Annual Meeting: Visit www.proxyvote.com before April 26, 2021 and enter your 16-digit control number.
To submit a question during the Annual Meeting: Log into the virtual meeting website at www.virtualshareholdermeeting.com/X2021, type your question into the “Ask a Question” field, and click “Submit.”

The Annual Meeting is scheduled to begin at 8:00 a.m. ET and end at 8:30 a.m. ET, and time remaining after agenda items are addressed will be available for stockholder questions. We will endeavor to answer as many questions submitted by stockholders as time permits. Responses to questions relevant to meeting matters that we do not have time to respond to during the meeting will be posted to our website following the meeting.

We reserve the right to edit profanity or other inappropriate language and to exclude questions irrelevant to the business of the Corporation or to the business of the Annual Meeting relating to or that may take into account material, nonpublic information, or relating to pending or threatened litigation, derogatory in nature or related to a personal grievance. Also, if we receive substantially similar questions, then we may group such questions together and provide a single response to avoid repetition. Questions regarding topics that are not pertinent to meeting matters or company business will not be answered.

Technology Support:   Support staff will be available should you experience any technical difficulties in accessing the virtual meeting. Instructions for requesting technical assistance will be available at www.virtualshareholdermeeting.com/X2021.

7.
How many outstanding shares are there?

At the close of business on March 1, 2021, which is the record date for the meeting, there were 268,782,343 shares of U. S. Steel common stock outstanding. Each share is entitled to one vote.
8.
What constitutes a quorum?

Under our by-laws, the holders of one-third of the voting power of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum. A holder will be included in determining the presence of a quorum even if the holder casts abstentions on all matters or was subject to broker non-votes on some matters.
9.
Will my vote be confidential?

All voting records which identify stockholders are kept permanently confidential except; (i) as necessary to meet legal requirements; (ii) in the case of proxy contests; (iii) if the stockholder makes a written comment on the proxy card or otherwise

92	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
communicates his or her vote to management; or (iv) to allow the vote tabulator and inspector of election to tabulate and certify the results of the vote. The vote tabulator, inspector of election and the Corporation’s transfer agent have agreed to keep voting records confidential.
10.
Who can attend the virtual annual meeting?

Only stockholders, or individuals that those stockholders have duly appointed as their proxies, may attend the annual meeting of stockholders. If your shares are held in street name (that is through a bank, broker, nominee or other intermediary), you need your 16-digit control number to attend the meeting.
11.
How will voting be conducted on other matters raised at the meeting?

We do not expect any items of business to be submitted to stockholders at the Annual Meeting other than the proposals referred to in this proxy statement. Nonetheless, if necessary, the proxy committee has discretionary authority to vote on them using its best judgment. Your signed proxy card, or your telephone or Internet vote, gives it the authority to do this. Under our by-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our Corporate Secretary on or after January 1, 2021, and no later than January 31, 2021, and it must have been accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.
12.
When must stockholder proposals be submitted for inclusion in the proxy statement for the 2022 Annual Meeting?

If a stockholder wants to present a proposal at the 2022 Annual Meeting and have it included in our proxy statement for that meeting, the proposal must be received in writing by our Corporate Secretary no later than November 12, 2021.
13.
What is the deadline for a stockholder to submit an item of business or other proposal for consideration at the 2022 Annual Meeting?

Our by-laws describe the procedures that must be followed in order for a stockholder of record to present an item of business at an annual meeting of stockholders. Stockholder proposals or other items of business for the 2022 Annual Meeting that are not intended to be included in the proxy statement must be received by the Secretary of the Corporation on or after December 28, 2021 and no later than January 27, 2022 and must be accompanied by certain information about the stockholders making the proposals, as specified in our by-laws.
14.
What is the deadline for a stockholder to nominate an individual for election as a director at the 2022 Annual Meeting?

Our by-laws allow a stockholder (or a group of stockholders) who has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years, to submit nominees for our board of directors, for inclusion in our proxy statement, subject to satisfying the requirements and conditions in our bylaws. Our by-laws describe the procedures that must be followed in order for someone nominated by a stockholder of record to be eligible for election as a director. To include a nominee for our board in our proxy statement, notice must be received by the Secretary of the Corporation on or after October 13, 2021 and no later than November 12, 2021, and must meet the requirements in our bylaws. To nominate an individual for election as a director at the 2021 Annual Meeting that is not intended to be included in our proxy statement, notice must be received by the Secretary of the Corporation on or after December 28, 2021 and no later than January 27, 2022. The notice must contain certain information about the nominee, including his or her age, address, occupation and share ownership, as well as certain information about the stockholder giving the notice, as specified in our by-laws.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	93

Important Additional
Information
STATEMENT REGARDING THE DELIVERY OF A SINGLE SET OF PROXY MATERIALS TO HOUSEHOLDS WITH MULTIPLE U. S. STEEL STOCKHOLDERS
If you have consented to the delivery of only one set of proxy materials to multiple U. S. Steel stockholders who share your address, then only one proxy statement and only one annual report are being delivered to your household unless we have received contrary instructions from one or more of the stockholders sharing your address. We will deliver promptly upon oral or written request a separate copy of the proxy statement or the annual report to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or the annual report, you may write to: Corporate Secretary, U. S. Steel Corporation, 18th Floor, 600 Grant Street, Pittsburgh, PA 15219-2800, send an email to shareholderservices@uss.com or call 412-433-4804. Stockholders sharing an address who now receive multiple copies of the proxy statement or the annual report may request delivery of a single copy by writing to us at the above address or by sending an email to shareholderservices@uss.com.
PROXY SOLICITATION
We will bear the cost of this solicitation of proxies. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will not receive any extra compensation for this work. In addition, we may hire third parties to assist in the solicitation process at an estimated cost not to exceed $100,000. We have engaged the services of Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, with respect to proxy soliciting matters at an expected cost of approximately $15,000, not including incidental expenses. We will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of our common stock, and we will reimburse them for reasonable out-of-pocket expenses that they incur in connection with forwarding the material.
MATERIALS AVAILABLE ON OUR WEBSITE
Our Corporate Governance Principles, Code of Ethical Business Conduct (which is applicable to all directors and employees, including the CEO and senior financial officers), Board committee charters, and annual and quarterly reports on Forms 10-K and 10-Q are available on our website, www.ussteel.com. By referring to these documents we do not incorporate the contents of the website into this proxy statement.
By order of the Board of Directors,
Megan A. Bombick
Associate General Counsel and Corporate Secretary
March 12, 2021

94	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

Appendix A
USE OF NON-GAAP FINANCIAL MEASURES
This proxy statement contains these non-GAAP financial measures: earnings (loss) before interest, income taxes, depreciation, depletion and amortization “EBITDA,” and adjusted EBITDA.
This report contains certain non-GAAP financial measures such as earnings (loss) before interest, income taxes, depreciation, depletion and amortization (EBITDA), adjusted EBITDA, adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, free cash flow, net debt and cash conversion cycle.
We believe that EBITDA, considered along with the net earnings (loss), is a relevant indicator of trends relating to cash generating activity and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: the asset impairment charge, restructuring and other charges, the Fairless property sale, the Big River Steel options and forward adjustments, the December 24, 2018 Clairton coke making facility fire, the tax valuation allowance, loss on extinguishment of debt and other related costs, the USW labor agreement signing bonus and related costs, Granite City Works restart and related costs and gain on equity investee transactions that are not part of the Corporation’s core operations (Adjustment Items).
Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Corporation’s liquidity.
U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Corporation’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Corporation’s financial performance.
Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies
RECONCILIATION OF ADJUSTED EBITDA (Dollars in millions)	Year Ended December 31, 2020
Reconciliation to Adjusted EBITDA
Net loss attributable to United States Steel Corporation	(1,165)
Income tax provision	(142)
Net interest and other financial costs	232
Depreciation, depletion and amortization expense	643
EBITDA	(432)
Asset impairment charge	263
Restructuring and other charges	138
Tubular inventory impairment	24
Big River Steel debt extinguishment charges	18
Big River Steel transaction and other related costs	3
Fairless property sale	(145)
Gain on previously held investment in UPI	(25)
December 24, 2018 Clairton Coke making facility fire	(6)
Adjusted EBITDA	(162)

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	A-1

Appendix B
DEFINITIONS OF COMPENSATION METRICS
EBITDA means earnings before interest and income taxes as reported in the consolidated statement of operations of United States Steel Corporation, plus or minus the effect of items not allocated to segments as disclosed in the notes to the consolidated financial statements of United States Steel Corporation, plus depreciation, depletion and amortization as reported in the consolidated statement of cash flows of United States Steel Corporation. Segment EBITDA shall mean, for the Performance Period, EBITDA for each business unit. Unless contemplated in the approved performance target, EBITDA excludes charges or credits for business dispositions, acquisitions, asset sales, asset impairments, workforce reductions, shutdowns, and amounts not allocated to business segments.
CCC means “cash conversion cycle” and is calculated as Days Sales Outstanding plus Days Inventory Outstanding minus Days Payable Outstanding, which are defined as follows:
(i) Days Sales Outstanding = ((September 30, 2020 Accounts Receivable, net + December 31, 2020 Accounts Receivable, net) / 2) / (4th Quarter 2020 Net Sales / 92);
(ii) Days Inventory Outstanding = ((September 30, 2020 Inventory + December 31, 2020 Inventory) / 2) / (4th Quarter 2020 Cost of Goods Sold / 92);
(iii) Days Payable Outstanding = ((September 30, 2020 Accounts Payable + December 31, 2020 Accounts Payable / 2) / (4th Quarter 2020 Cost of Goods Sold / 92); and
(iv) Accounts Receivable, net, Net Sales, Inventory, Accounts Payable and Cost of Goods Sold shall be determined in accordance with generally accepted accounting principles in the United States.
	2020
Cash Conversion Cycle	$ millions	Days
Days Sales Outstanding	994	38
+ Days Inventory Outstanding	1,402	54
− Days Payable Outstanding	1,861	68
= Cash Conversion Cycle		24
For the 2018-2020 Performance Period:
TSR means “total stockholder return” and is calculated for purposes of our long-term incentive plan based on the following formula: final price plus dividends per share for the performance period, divided by the initial price, raised to 1/3, minus 1. The initial price and final price used are the average closing price for the 20 business days prior to the first and last day of the performance period, respectively.
ROCE means “return on capital employed” and is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted, over the three-year performance period. For purposes of our long-term incentive plan, the weighted average ROCE is a three-year performance metric calculated based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.
For the 2019-2021 and 2020-2022 Performance Periods:
TSR for purposes of our long-term incentive plan is measured for each year in the performance period (“Annual TSR”) and for the three year performance period (“Annualized TSR”). Annual TSR is calculated based on the following formula: final price plus dividends per share for the applicable year, divided by the initial price. Annualized TSR is calculated based on the following formula: final price plus dividends per share for the performance period, divided by the initial price, raised to 1/3, minus 1. The initial price and final price used are the average closing price for the 20 business days prior to the first and last day of the applicable measurement period, respectively.
ROCE is measured based on our consolidated worldwide EBIT, as adjusted, divided by our consolidated worldwide capital employed, as adjusted, over the three-year performance period. For purposes of our long-term incentive plan, the weighted average ROCE is a three-year performance metric calculated based on the ROCE achieved in the first, second, and third years of the performance period, weighted at 20%, 30%, and 50% respectively.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	B-1

APPENDIX C
UNITED STATES STEEL CORPORATION
2016 OMNIBUS INCENTIVE COMPENSATION PLAN
As Amended and Restated Effective April 27, 2021
SECTION 1.   ADOPTION AND PURPOSE
1.01
Adoption. The United States Steel Corporation 2016 Omnibus Incentive Compensation Plan (the “Plan”) was initially adopted by the Board of Directors of United States Steel Corporation (the “Corporation”) on February 22, 2016 and approved by the stockholders on April 26, 2016. The Plan was amended with the approval of the stockholders effective April 25, 2017, and April 28, 2020, to increase the number of shares authorized for issuance under the Plan. The Plan has been further amended and restated as set forth herein by the Board of Directors, subject to approval by the stockholders on April 27, 2021.

1.02
Purpose. The purpose of the Plan is to assist the Corporation in attracting, retaining, and motivating employees and non-employee directors of outstanding ability and to align their interests with those of the stockholders of the Corporation.

SECTION 2.   DEFINITIONS; CONSTRUCTION
2.01
Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

(a)
“Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation. For purposes of this definition, the term “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract, or otherwise.

(b)
“Appreciation Right” means an Award representing, for each Share subject to such Appreciation Right, a right granted to a Participant to receive payment in Shares or cash of an amount equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the Appreciation Right over the exercise price which shall be at least the Fair Market Value of a Share as of the grant date.

(c)
“Available Shares” shall have the meaning provided in Section 4.01 hereof.

(d)
“Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award.

(e)
“Award Agreement” means any agreement, contract or other instrument or document evidencing an Award.

(f)
“Board” means the Corporation’s Board of Directors.

(g)
“Business Combination” shall have the meaning provided in Section 2.01(j)(3) hereof.

(h)
“Cause,” when used with respect to the termination of employment or service of a Participant, means:

(1)
the willful and continued failure by the Participant to substantially perform his duties with the Corporation or a Subsidiary or Affiliate (other than any such failure resulting from the Participant’s disability), after reasonable notice of such failure and an opportunity to correct it; or

(2)
the willful and continued engaging by the Participant in conduct which is demonstrably and materially injurious to the Corporation or a Subsidiary or Affiliate, monetarily or otherwise, or

(3)
the breach by the Participant of the Corporation’s Code of Ethical Business Conduct as determined by the Corporation in its sole discretion.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	C-1

APPENDIX C
For purposes of this Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that such action or omission was in the best interest of the Corporation.
(i)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

(j)
“Change in Control” shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

(1)
any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the amount of the securities beneficially owned by such person any such securities acquired directly from the Corporation or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this Plan the term “Person” shall not include (A) the Corporation or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, or (E) any individual, entity or group involved in the acquisition of the Corporation’s voting securities in connection with which, pursuant to Rule 13d-1 promulgated pursuant to the Exchange Act, such individual, entity or group is permitted to, and actually does, report its beneficial ownership on Schedule 13G (or any successor Schedule); provided that, if any such individual, entity or group subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor Schedule), then, for purposes of this paragraph, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so report, beneficial ownership of all of the Corporation’s then outstanding voting securities beneficially owned by it on such date; and provided, further, however, that for purposes of this paragraph (1), there shall be excluded any Person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in paragraph (3) below); or

(2)
the following individuals (the “Incumbent Board”) cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest including, but not limited to, a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(3)
there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary thereof with any other corporation (a “Business Combination”), other than a merger or consolidation (an “Excluded Transaction”) which would result in:

(A)
at least a majority of the members of the board of directors of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination (the “New Board”) consisting of individuals (“Continuing Directors”) who were members of the Incumbent Board (as defined in subparagraph (2) above) immediately prior to consummation of such Business Combination or were appointed, elected or recommended for appointment or election by members of the Incumbent Board prior to consummation of such Business Combination (excluding from Continuing Directors, any individual whose election or appointment, or recommendation for election or appointment, to the New Board was at the request, directly or indirectly, of the entity which entered into the definitive agreement providing for such Business Combination with the Corporation or any direct or indirect subsidiary thereof), unless

C-2	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

APPENDIX C
the Board determines, prior to such consummation, that there does not exist a reasonable assurance that, for at least a two-year period following consummation of such Business Combination, at least a majority of the members of the New Board will continue to consist of Continuing Directors and individuals whose election, or nomination for election by stockholders of the resulting or surviving entity (or any ultimate parent thereof) in such Business Combination, would be approved by a vote of at least a majority of the Continuing Directors and individuals whose election or nomination for election has previously been so approved; or
(B)
a Business Combination that in substance constitutes a disposition or separation of a division, business unit, or subsidiary; or

(4)
the stockholders of the Corporation approve a plan of a complete liquidation or dissolution of the Corporation or there is consummation of a sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Corporation’s then outstanding voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Corporation’s then outstanding voting securities.

(k)
“Committee” means (1) with respect to Participants who are employees and other service providers, the Compensation & Organization Committee or such other committee of the Board as may be designated by the Board to administer the Plan, consisting of at least three members of the Board; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as (A) a “non-employee director” as then defined under Rule 16b-3 and (B) an “independent” director under the rules of the New York Stock Exchange, or (2) with respect to Participants who are non-employee directors, the Board.

(l)
“Common Stock” means shares of the common stock, par value $1.00 per share, and such other securities of the Corporation or other corporation or entity as may be substituted for Shares pursuant to Section 8.01 hereof.

(m)
“Continuing Directors” shall have the meaning provided in Section 2.01(j)(3) hereof.

(n)
“Disabled” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(o)
“Effective Date” means April 26, 2016, the date the Plan was initially effective.

(p)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)
“Excluded Transaction” shall have the meaning provided in Section 2.01(j)(3) hereof.

(r)
“Fair Market Value” of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein “shares”), shall be the average of the highest and lowest sales prices per share for the date as of which Fair Market Value is to be determined in the principal market in which such shares are traded, as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon). If the Fair Market Value of shares on any date cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(s)
“Full-Value Shares” shall have the meaning provided in Section 4.01 hereof.

(t)
“Good Reason” shall mean, without the Participant’s express written consent, the occurrence after a Change in Control, of any one or more of the following:

(1)
the assignment to the Participant of duties inconsistent with the Participant’s position immediately prior to the Change in Control or a reduction or adverse alteration in the nature of

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	C-3

APPENDIX C
the Participant’s position, duties, status or responsibilities from those in effect immediately prior to the Change in Control;
(2)
a reduction by the Corporation in the Participant’s annualized and monthly or semi-monthly rate of base salary (as increased to incorporate the Participant’s foreign assignment premium, if any, while on foreign assignment) as in effect on the Change in Control or as the same shall be increased from time to time;

(3)
the Corporation’s requiring the Participant to be based at a location in excess of fifty (50) miles from the location where the Participant is based immediately prior to the Change in Control;

(4)
the failure by the Corporation to continue, substantially as in effect immediately prior to the Change in Control, all of the Corporation’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the Participant participates (or substantially equivalent successor plans, programs, policies, practices or arrangements) or the failure by the Corporation to continue the Participant’s participation therein on substantially the same basis, both in terms of the amount of benefits provided and the level of the Participant’s participation relative to other participants, as existed immediately prior to the Change in Control; and

(5)
any purported termination by the Corporation of the Participant’s employment that is not effected pursuant to a written notice indicating, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Participant’s employment for Cause, which in the absence of such notice shall be ineffective.

(u)
“Incumbent Board” shall have the meaning provided in Section 2.01(j)(2) hereof.

(v)
“New Board” shall have the meaning provided in Section 2.01(j)(3) hereof.

(w)
“Option” means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods.

(x)
“Other Stock-Based Award” means an Award, granted under Section 6.06 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

(y)
“Participant” means an employee, other service provider or a non-employee director of the Corporation or any Subsidiary or Affiliate who is granted an Award under the Plan.

(z)
“Performance Award” means an award granted under Section 6.05 hereof that is subject to certain restrictions.

(aa)
“Performance Share,” “Performance Cash Award,” “Performance Goal” and “Performance Period” shall have the meanings provided in Section 6.05.

(bb)
“Person” shall have the meaning provided in Section 2.01(j)(1) hereof.

(cc)
“Restricted Stock” means Shares, granted under Section 6.03 hereof, that are subject to certain restrictions.

(dd)
“Restricted Stock Unit” means a unit, granted under Section 6.04 hereof, that is subject to certain restrictions.

(ee)
“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ff)
“Shares” means shares of Common Stock.

(gg)
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(hh)
“Termination of Employment” shall have the meaning provided in Section 9.02 hereof.

C-4	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

APPENDIX C
2.02
Construction. For purposes of the Plan, the following rules of construction shall apply:

(a)
The word “or” is disjunctive but not necessarily exclusive.

(b)
Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3.   PLAN ADMINISTRATION
3.01
Board Committee Administration. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(a)
to designate Participants;

(b)
to determine the type or types of Awards to be granted to each Participant;

(c)
to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, and any Performance Goal, based in each case on such considerations as the Committee shall determine subject to the terms of the Plan), and all other matters to be determined in connection with an Award;

(d)
to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

(e)
to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(f)
to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g)
to adopt, amend, suspend, waive and rescind such rules and procedures as the Committee may deem necessary or advisable to administer the Plan;

(h)
to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and procedures, any Award Agreement or other instrument entered into or Award made under the Plan;

(i)
to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

(j)
to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Affiliates, Participants, any person claiming any rights under the Plan from or through any Participants, employees, directors and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Corporation or a Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation and/or Committee to assist in the administration of the Plan.
3.02
Committee Delegation. The Committee may delegate to officers, managers and/or agents of the Corporation or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine and applicable law, to perform administrative and other functions under the Plan. Specifically, the Committee may delegate to one or more officers of the Corporation the authority to grant Awards to Participants who are not directors or officers (as defined under Section 16 of the Exchange Act) of the Corporation, provided the Committee shall have determined the number of Shares available for such grants and the grants are subject to the terms and conditions of the underlying Award Agreements and the Plan. Any such delegation shall be subject to the limitation under Section 157(c) of the Delaware General Corporation Law.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	C-5

APPENDIX C
SECTION 4. SHARES SUBJECT TO THE PLAN
4.01
The maximum number of Shares which may be issued and in respect of which Awards may be granted under the Plan shall be limited to 32,700,000 Shares, subject to adjustment as provided in Section 8.01, which may be used for all forms of Awards (such Shares may be referred to as “Available Shares”). Each Option or Appreciation Right shall reduce the number of Available Shares by one Share for each Share represented by such Option or Appreciation Right, except to the extent the Award is settled in cash. All other Shares to which an Award other than an Option or Appreciation Right relates shall be referred to as “Full-Value Shares” and, unless such Award is settled in cash, shall reduce the number of Available Shares by 1.78 Shares.

For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Available Shares under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Available Shares under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.
If and to the extent any Award granted under this Plan or any award granted under the 2005 Stock Incentive Plan (“2005 Plan”) and outstanding on the Effective Date (a “2005 Plan Award”) is forfeited or otherwise terminates without payment being made to the Participant in the form of Shares or if payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, any Shares that are not issued with respect to such Award or 2005 Plan Award shall, to the extent of any such forfeiture or termination or alternative payment, again be available for Awards under the Plan. Subject to the provisions of Section 8.01, such Shares shall be added to the number of Available Shares at the rate for which the award was originally subtracted from the number of Available Shares under this Plan or from the number of Shares that were available under the 2005 Plan, as applicable. If the exercise price of an Award is paid by delivering to the Corporation Shares previously owned by the Participant or by withholding Shares issuable upon exercise or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation or if Shares are repurchased by the Company with Option proceeds, the number of Shares covered by the Award equal to the number of Shares so delivered, withheld or repurchased shall be counted, however, against the number of Shares granted and shall not again be available for Awards under the Plan. In addition, all Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Shares, shall be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Corporation for purposes of the Plan.
SECTION 5.   ELIGIBILITY, VESTING REQUIREMENTS AND PROHIBITION ON REPRICING AND RELOAD OPTIONS
5.01
Eligibility. Awards may be granted only to individuals who are employees, other service providers and/or non-employee directors of the Corporation or any Subsidiary or Affiliate.

5.02
Vesting of Awards. All Awards shall provide for vesting based on employment or service which is at least twelve (12) months from the date on which such Award is granted, and there shall be no acceleration of vesting of an Award to be more rapid than vesting after twelve (12) months, except for the Committee’s discretion to provide for accelerated vesting or exercisability in the terms of an Award or otherwise in connection with death, disability, retirement, involuntary termination of employment or service without Cause or a Change in Control. Notwithstanding any contrary provision of the Plan, up to five percent (5%) of the aggregate number of Shares authorized for issuance under the Plan may be issued pursuant to Awards without regard to the limitations of this Section 5.02.

5.03
Repricing and Reload Options Prohibited. Except as provided in Section 8 (Adjustment Provisions), the Corporation may not, without obtaining stockholder approval: (a) amend or modify the terms of any outstanding Option or Appreciation Right to reduce the exercise price of such outstanding Option or Appreciation Right; (b) cancel, exchange or permit or accept the surrender of any outstanding Option or Appreciation Right in exchange for an Option or Appreciation Right with an exercise price that is less than the exercise price of the original Option or Appreciation Right; or (c) cancel, exchange or permit or accept the surrender of any outstanding Option or Appreciation Right in exchange for any other Award, cash or other securities for purposes of repricing such Option or Appreciation Right. No Option may be granted to any individual on account of the use of Shares by such individual to exercise a prior Option.

C-6	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

APPENDIX C
SECTION 6.   SPECIFIC TERMS OF AWARDS
6.01
General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services. Dividends and dividend equivalents shall not be paid on Options, Appreciation Rights and unvested Full-Value Shares. Dividends and dividend equivalents may not be paid with respect to Performance Awards before the Performance Goals are achieved and the Performance Awards are earned.

6.02
Options. The Committee is authorized to grant Options to Participants, subject to the following terms and conditions:

(a)
Exercise Price. The exercise price per Share of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(b)
Option Term. The term of each Option shall be determined by the Committee, except that, consistent with the provisions of Section 7.04, no Option shall be exercisable after the expiration of ten years from the date of grant. The Option shall be evidenced by a form of written Award Agreement, and subject to the terms thereof.

(c)
Times and Methods of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Corporation.

Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Corporation of Shares held by a broker or other agent. Unless otherwise determined by the Committee, the Corporation will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option. Additionally, if authorized by the Committee, a Participant may elect the withholding of shares to be acquired upon exercise, valued at the Fair Market Value on the date of exercise, for the purpose of paying the exercise price of an Option. Notwithstanding any of the preceding, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Corporation upon exercise of an Option, until the Corporation has received payment in full of the exercise price. Notwithstanding language in any grant form to the contrary, if the optionee is subject to taxation on the benefit received from the Option in a jurisdiction outside the United States the optionee (i) shall not be permitted to pay the exercise price by surrendering shares of Common Stock that he or she already owns or attesting to the ownership of shares of Common Stock and (ii) shall not be permitted to elect the withholding of shares to be acquired upon exercise to satisfy either the exercise price or the tax withholding obligation if, in the opinion of the Committee, such election could cause the participant, or the Corporation, to receive unfavorable tax treatment.
(d)
Termination of Employment. In the case of Participants who are employees or other service providers, unless otherwise determined by the Committee and reflected in the Award Agreement or award program:

(1)
if a Participant shall die while employed or engaged by the Corporation or a Subsidiary or Affiliate or during a period following termination of employment or engagement during which an Option otherwise remains exercisable under this Section 6.02(d), Options granted to the Participant, to the extent exercisable at the time of the Participant’s death, may be exercised within three years after the date of the Participant’s death, but not later than the expiration date of the Option, by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution;

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	C-7

APPENDIX C
(2)
if the employment or engagement of a Participant with the Corporation and its Subsidiaries and Affiliates shall be involuntarily terminated under circumstances which would qualify the Participant for benefits under a severance plan of the Corporation, or if a Participant shall retire under the terms of any retirement plan of the Corporation or a Subsidiary, or shall terminate his or her employment or engagement with the written consent of the Corporation or a Subsidiary specifically permitting such exercise, or shall become Disabled, Options granted to the Participant, to the extent exercisable at the date of the Participant’s termination of employment or engagement, may be exercised within three years after the date of termination of employment or engagement, but not later than the expiration date of the Option; and

(3)
except to the extent an Option remains exercisable under paragraph (1) or (2) above or under Section 9.01, any Option granted to a Participant shall terminate immediately upon the termination of all employment or engagement of the Participant with the Corporation or a Subsidiary or Affiliate.

(e)
Termination of Service. In the case of Participants who are non-employee directors, unless otherwise determined by the Board and reflected in the Award Agreement or award program:

(1)
if a Participant shall die while in service with the Corporation or a Subsidiary or during a period following termination of service during which an Option otherwise remains exercisable under this Section 6.02(e), Options granted to the Participant, to the extent exercisable at the time of the Participant’s death, may be exercised within three years after the date of the Participant’s death, but not later than the expiration date of the Option, by the executor or administrator of the Participant’s estate or by the Person or Persons to whom the Participant shall have transferred such right by will or by the laws of descent and distribution;

(2)
if the service of a Participant with the Corporation and its Subsidiaries shall be terminated for reasons other than removal for Cause, Options granted to the Participant, to the extent exercisable at the date of the Participant’s termination of service, may be exercised within three years after the date of termination of service, but not later than the expiration date of the Option; and

(3)
except to the extent an Option remains exercisable under paragraph (1) or (2) above or under Section 9.01, any Option granted to a Participant shall terminate immediately upon the termination of all service of the Participant with the Corporation or a Subsidiary.

(f)
Individual Limit. The aggregate number of Shares for which Options may be granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000 Shares.

6.03
Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants, subject to the following terms and conditions:

(a)
Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

(b)
Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter subject to the limitations of the Plan, upon termination of employment, engagement or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at such time subject to restrictions shall be forfeited and reacquired by the Corporation.

(c)
Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(d)
Maximum Individual Performance-Based Restricted Stock Limit. Restricted Stock may be subject to Performance Goals. No Participant shall be granted within any calendar year one or more Restricted Stock Awards under the Plan subject to Performance Goals for more than 1,000,000 Shares.

6.04
Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Participants, subject to the following terms and conditions:

C-8	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

APPENDIX C
(a)
Issuance and Restrictions. Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock Units or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

(b)
Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter subject to the limitations of the Plan, upon termination of employment, engagement or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock Units that are at such time subject to restrictions shall be forfeited.

(c)
Maximum Individual Performance-Based Restricted Stock Unit Limit. Restricted Stock may be subject to Performance Goals. No Participant shall be granted within any calendar year one or more Restricted Stock Unit Awards under the Plan subject to Performance Goals for more than 1,000,000 Shares.

6.05
Performance Awards. The Committee is authorized to grant Performance Awards to Participants, subject to the following terms and conditions:

(a)
Types of Performance Awards. Performance Awards may be granted in the form of Performance Shares or Performance Cash Awards. Performance Shares shall be denominated in Shares and may be payable in Shares or in cash. Performance Cash Awards shall be denominated in dollars, have an initial value that is established by the Committee at the time of grant, and may be payable in cash or in Shares.

(b)
Right to Payment. A Performance Award shall represent the right to receive Shares or a dollar amount based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award. Performance Goals may include threshold Corporation performance goals and Participant performance goals.

(c)
Terms of Performance Awards. At or prior to the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise in writing (i) the Performance Goals applicable to the Award and the period during which achievement of the Performance Goals shall be measured (the “Performance Period”), (ii) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (iii) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein; provided, however, dividends and dividend equivalents may accrue, but shall not be paid with respect to Performance Awards before the Performance Goals are achieved and the Performance Awards are earned. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the Participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a Performance Award which will be earned based on the achievement of Performance Goals; provided, however, that the exercise of such negative discretion shall not be permitted to result in any increase in the amount of any Performance Award payable to any other Participant. When the Performance Goals are established, the Committee shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Committee may determine that certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or unusual or infrequently occurring items as defined by generally accepted accounting principles, shall be excluded from the calculation.

(d)
Performance Goals. The outcome of the Performance Goals must be substantially uncertain at the time the goals are established. “Performance Goals” shall mean one or more preestablished, objective measures of performance during a specified Performance Period, selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values or rates of change and on a gross or net basis: safety performance, stock price, capital expenditures, earnings per share, earnings per share growth, return on capital employed, return on invested capital, return on capital, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, net sales, expenses, income from operations as a percent of capital employed, income from operations, income from operations per ton shipped, tons shipped, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, shareholder equity, debt, debt

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	C-9

APPENDIX C
to shareholder equity, debt to earnings (including EBITDA and EBIT), interest expense and/or other fixed charges, earnings (including EBITDA and EBIT) to interest expense and/or other fixed charges, environmental emissions improvement, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Participant, Corporation, a Subsidiary or Subsidiaries, an Affiliate or Affiliates, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.
(e)
Committee Certification. Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification. Performance Awards are not intended to provide for the deferral of compensation, such that Performance Awards shall be paid upon vesting and in no event later than the day which is two and one-half months following the end of the calendar year in which the Performance Period ends, or such other time period as may be required under Section 409A of the Code to avoid characterization of such Awards as deferred compensation.

(f)
Maximum Individual Performance Award Limit. No Participant shall be granted within any calendar year (i) Performance Shares which could result in such Participant receiving pursuant to such Performance Shares more than 1,000,000 Shares or the Fair Market Value thereof if paid in cash, or (ii) Performance Cash Awards which could result in such Participant receiving more than $20,000,000 in value.

(g)
Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, based upon the achievement of one or more Performance Goals during the Performance Period, as specified by the Committee. The amount of the Award Pool at the threshold, target and maximum performance levels may be a stated percentage of the Award Pool at the applicable level for the specified Performance Goals. The maximum amount payable to any Participant shall be stated in terms of a percentage of the award pool and the sum of such percentages shall not exceed 100%.

(h)
Performance Cash Awards. Notwithstanding any contrary provision of the Plan or applicable Award Agreement, with respect to Performance Cash Awards, the Committee has full authority and discretion to: (i) establish Performance Goals that are based on objective or subjective factors as the Committee deems relevant, (ii) modify, amend, discontinue or terminate, and establish new Performance Goals at any time, (iii) establish a Performance Period that is less than twelve (12) months, and (iv) exercise positive or negative discretion in determining the amount of any Performance Cash Award payable under the Plan.

6.06
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including, without limitation, purchase rights, Appreciation Rights, Shares awarded which are not subject to any restrictions or conditions, subject to the limitations of the Plan, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Corporation or a Subsidiary or an Affiliate under, other compensation or incentive plans, programs or arrangements of the Corporation or any Subsidiary or Affiliate for eligible Participants, including without limitation the Deferred Compensation Program for Non-Employee Directors, the Non-Employee Director Stock Program, other or successor programs and executive contracts.

The Committee shall determine the terms and conditions of Other Stock-Based Awards. Shares or securities delivered pursuant to a purchase right or Appreciation Right granted under this Section 6.06 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, or other property or any combination thereof, as the Committee shall determine.
The aggregate number of Shares for which Appreciation Rights may be granted under the Plan to any single Participant in any calendar year shall not exceed 1,000,000 Shares.

C-10	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

APPENDIX C
6.07
Limitation on Awards to Non-Employee Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any non-employee director for any single calendar year shall not exceed $500,000; provided, however, that such limit shall not apply to any Awards made at the election of a non-employee director to receive Awards in lieu of all or a portion of any annual committee cash retainers or other similar cash based payments.

SECTION 7.   GENERAL TERMS OF AWARDS
7.01
Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Corporation or any Subsidiary or any business entity acquired or to be acquired by the Corporation or a Subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.02
Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option, other purchase right or Appreciation Right exceed a period of ten (10) years from the date of its grant.

7.03
Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Corporation upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter, including, without limitation, cash, Shares, or other property or any combination thereof, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee.

7.04
Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any person other than the Corporation, or shall be subject to any lien, obligation or liability of such Participant to any person other than the Corporation or a Subsidiary. No Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

7.05
Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Corporation and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Corporation have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Corporation and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Corporation to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

7.06
Stock Certificates. Awards representing Shares under the Plan may be recorded in book entry form until the lapse of restrictions or limitations thereon, or issued in the form of certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

7.07.
Forfeiture and Repayment. Notwithstanding any other provisions of the Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or recoupment policy adopted by the Corporation, will be subject to such deduction, clawback or cancellation as may be made pursuant to such law, government regulation, stock exchange listing requirement or recoupment policy, as may be in effect from time to time.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	C-11

APPENDIX C
SECTION 8.   ADJUSTMENT PROVISIONS
8.01
If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, then equitable adjustment shall be made to outstanding Awards, the maximum number of Shares specified in Section 4.01 that may be issued under the Plan but are not then subject to outstanding Awards and the maximum number of Shares specified under Sections 6.02(f), 6.03(d), 6.04(d), 6.05(f). Any shares of Common Stock distributed with respect to any Restricted Stock held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then equitable adjustments shall be made to the Awards, the Shares specified in Section 4.01 that may be issued under the Plan but which is not then subject to any outstanding Award, and the maximum number of Shares under Sections 6.02(f), 6.03(d), 6.04(d), 6.05(f). Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.
In case of any adjustment or substitution as provided for in this Section 8.01, the aggregate option price for all Shares subject to each then outstanding Option, Restricted Stock Unit, Performance Award or Other Stock Based Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.
If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding Option, Restricted Stock Unit, Performance Award or Other Stock Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.
No adjustment or substitution provided for in this Section 8.01 shall require the Corporation to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefore. In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.
SECTION 9. CHANGE IN CONTROL PROVISIONS
9.01
Acceleration of Exercisability and Lapse of Restrictions. Unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if  (i) a Change in Control shall occur, and (ii) a Termination of Employment occurs, then, in addition to any other rights of post-termination exercise which the Participant (or other holder of the Award) may have under the Plan or the applicable Award Agreement: (i) all outstanding Awards pursuant to which the Participant may have exercise rights, which are restricted or limited, shall become fully exercisable and shall remain exercisable until the expiration date of the award; and (ii) all restrictions or limitations, including risks of forfeiture, on outstanding Awards subject to restrictions or limitations under the Plan shall lapse.

In addition, upon the occurrence of a Change in Control, all performance criteria and other conditions to payment of Awards under which payments of Shares or other property are subject to conditions shall be determined using the abbreviated performance period ending upon the date of the Change in Control. Notwithstanding the foregoing,

C-12	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

APPENDIX C
unless otherwise determined by the Committee at the time of grant of an Award or unless otherwise provided in the applicable Award Agreement, if a Change in Control shall occur, (i) scheduled vesting dates for performance-based Awards will not be affected by a Change in Control and (ii) all Awards shall remain payable on the dates provided in the underlying Award Agreements and the Plan.
9.02
Termination of Employment or Service in connection with a Change in Control. If within the two-year period beginning on the date of a Change in Control the employment or service of a Participant shall be terminated (i) involuntarily for any reason other than for Cause or (ii) in the case of Participants who have been determined by the Committee to be executive management prior to the time of the Change in Control, voluntarily for Good Reason, such termination shall be a “Termination of Employment” for purposes of this Plan.

The Participant’s right to terminate his or her employment pursuant to this Section shall not be affected by the Participant’s incapacity due to physical or mental illness or eligibility for retirement. The Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.
SECTION 10.   AMENDMENTS TO AND TERMINATION OF THE PLAN
10.01
The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that, without the approval of the stockholders of the Corporation, no amendment, alteration, suspension, discontinuation or termination shall be made if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable; provided, however, that without the written consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

SECTION 11.   GENERAL PROVISIONS
11.01
No Right to Awards; No Stockholder Rights. No Participant, employee or director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees and directors, except as provided in any other compensation, fee or other arrangement. No Award shall confer on any Participant any of the rights of a stockholder of the Corporation unless and until Shares are in fact issued to such Participant in connection with such Award.

11.02
Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Corporation shall not be required to issue any Shares or make any other payment under the Plan until such obligations are satisfied.

The Corporation is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, or to any other payment of compensation by the Corporation to a Participant outside of the Plan, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates or such other limitations as will not cause adverse accounting consequences or cost, except as otherwise specifically provided in any Award Agreement with respect to a Participant subject to tax withholding in any foreign jurisdiction in which there is no minimum statutory withholding rates.
11.03
No Right to Employment or Continuation of Service. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ or service of the Corporation, any Subsidiary or any Affiliate or to interfere in any way with the right of the Corporation, any Subsidiary or any Affiliate or stockholders to terminate his employment or service at any time or increase or decrease his compensation, fees, or other payments from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation, fee or other arrangement.

UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT	C-13

APPENDIX C
11.04
Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

11.05
No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation, fee or other arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

11.06
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

11.07
Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and procedures relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.

11.08
Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12.   TERM OF THE PLAN
12.01
The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards shall not be granted later than the tenth anniversary of the Effective Date.

C-14	UNITED STATES STEEL CORPORATION 2021 PROXY STATEMENT

U. S. STEEL'S SUSTAINABILITY FRAMEWORK

Health and Safety

The safety and well-being of our employees is, and always will be, our highest priority.

Corporate Governance

Our business is built on a strong foundation of sound governance principles and a commitment to our stockholders.

Protection of the Environment

We strive to minimize our impact on the environment through the observance of strict environmental standards.

Talent Management

We are investing in our employees and providing the training and resources they need to succeed, while reinforcing a culture of accountability, fairness and respect where all forms of diversity are valued and celebrated.

Community Engagement

We seek to maximize our positive impact on the communities in which we live and work through community engagement.

Innovation

We encourage innovation to help solve our customers' most challenging materials needs and develop sustainable steel solutions for all our stakeholders.

UNITED STATES STEEL CORPORATION
600 GRANT STREET
ROOM 1681
PITTSBURGH, PA 15219
ATTENTION: TUCKER J. KULP

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 22, 2021 (the "cut off date") for participants in the United States Steel Corporation Savings Fund Plan for Salaried Employees.

During The Meeting - Go to **www.virtualshareholdermeeting.com/X2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D34447-P51252-Z79306

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	For	Against	Abstain
1a. Tracy A. Atkinson	☐	☐	☐
1b. David B. Burritt	☐	☐	☐
1c. John J. Engel	☐	☐	☐
1d. John V. Faraci	☐	☐	☐
1e. Murry S. Gerber	☐	☐	☐
1f. Jeh C. Johnson	☐	☐	☐
1g. Paul A. Mascarenas	☐	☐	☐
1h. Michael H. McGarry	☐	☐	☐
1i. Eugene B. Sperling	☐	☐	☐
1j. David S. Sutherland	☐	☐	☐
1k. Patricia A. Tracey	☐	☐	☐

	For	Against	Abstain
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐
Proposal 4. Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

UNITED STATES STEEL CORPORATION
2021 Annual Meeting of Stockholders
April 27, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D34448-P51252-Z79306

UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 27, 2021 8:00 AM

This instruction card is solicited by Fidelity Management Trust Company

As a participant in the United States Steel Corporation Savings Fund Plan for Salaried Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 27, 2021. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 22, 2021, the shares attributable to your account will be voted in the same proportion as directions received from participants.

Continued and to be signed on reverse side

UNITED STATES STEEL CORPORATION
600 GRANT STREET
ROOM 1681
PITTSBURGH, PA 15219
ATTENTION: TUCKER J. KULP

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 22, 2021 (the "cut off date") for participants in the U.S. Steel Tubular Services Savings Plan.

During The Meeting - Go to **www.virtualshareholdermeeting.com/X2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D34449-P51252-Z79306

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	**For**	**Against**	**Abstain**
1a. Tracy A. Atkinson	☐	☐	☐
1b. David B. Burritt	☐	☐	☐
1c. John J. Engel	☐	☐	☐
1d. John V. Faraci	☐	☐	☐
1e. Murry S. Gerber	☐	☐	☐
1f. Jeh C. Johnson	☐	☐	☐
1g. Paul A. Mascarenas	☐	☐	☐
1h. Michael H. McGarry	☐	☐	☐
1i. Eugene B. Sperling	☐	☐	☐
1j. David S. Sutherland	☐	☐	☐
1k. Patricia A. Tracey	☐	☐	☐

	For	**Against**	**Abstain**
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐
Proposal 4. Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date

Signature (Joint Owners) | Date

UNITED STATES STEEL CORPORATION
2021 Annual Meeting of Stockholders
April 27, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D34450-P51252-Z79306

UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 27, 2021 8:00 AM

This instruction card is solicited by Fidelity Management Trust Company

As a participant in the U. S. Steel Tubular Services Savings Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 27, 2021. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 22, 2021, the shares attributable to your account will be voted in the same proportion as directions received from participants.

Continued and to be signed on reverse side

UNITED STATES STEEL CORPORATION
600 GRANT STREET
ROOM 1681
PITTSBURGH, PA 15219
ATTENTION: TUCKER J. KULP

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 22, 2021 (the "cut off date") for participants in the USS 401(k) Plan for USW-Represented Employees.

During The Meeting - Go to **www.virtualshareholdermeeting.com/X2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D34451-P51252-Z79306

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	For	Against	Abstain
1a. Tracy A. Atkinson	☐	☐	☐
1b. David B. Burritt	☐	☐	☐
1c. John J. Engel	☐	☐	☐
1d. John V. Faraci	☐	☐	☐
1e. Murry S. Gerber	☐	☐	☐
1f. Jeh C. Johnson	☐	☐	☐
1g. Paul A. Mascarenas	☐	☐	☐
1h. Michael H. McGarry	☐	☐	☐
1i. Eugene B. Sperling	☐	☐	☐
1j. David S. Sutherland	☐	☐	☐
1k. Patricia A. Tracey	☐	☐	☐

	For	Against	Abstain
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐
Proposal 4. Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

I hereby instruct Fidelity Management Trust Company to vote the number of shares of United States Steel Corporation stock attributable to my account as specified above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

UNITED STATES STEEL CORPORATION
2021 Annual Meeting of Stockholders
April 27, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D34452-P51252-Z79306

UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 27, 2021 8:00 AM

This instruction card is solicited by Fidelity Management Trust Company

As a participant in the USS 401(k) Plan for USW-Represented Employees, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of United States Steel Corporation common stock attributable to your account at the Annual Meeting of Stockholders to be held on April 27, 2021. Your voting directions will be tabulated confidentially. Only Fidelity will have access to your individual voting directions.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed or the card is not received by April 22, 2021, the shares attributable to your account will be voted in the same proportion as directions received from participants.

Continued and to be signed on reverse side

UNITED STATES STEEL CORPORATION
600 GRANT STREET
ROOM 1681
PITTSBURGH, PA 15219

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Voting instructions must be received by 11:59 p.m. Eastern Time on April 26, 2021 (the day before the meeting date).

During The Meeting - Go to **www.virtualshareholdermeeting.com/X2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 26, 2021 (the day before the meeting date). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D34453-P51252-Z79306

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED STATES STEEL CORPORATION

Proposal 1. Election of Directors	For	Against	Abstain
1a. Tracy A. Atkinson	☐	☐	☐
1b. David B. Burritt	☐	☐	☐
1c. John J. Engel	☐	☐	☐
1d. John V. Faraci	☐	☐	☐
1e. Murry S. Gerber	☐	☐	☐
1f. Jeh C. Johnson	☐	☐	☐
1g. Paul A. Mascarenas	☐	☐	☐
1h. Michael H. McGarry	☐	☐	☐
1i. Eugene B. Sperling	☐	☐	☐
1j. David S. Sutherland	☐	☐	☐
1k. Patricia A. Tracey	☐	☐	☐

	For	Against	Abstain
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of certain executive officers	☐	☐	☐
Proposal 3. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	☐	☐	☐
Proposal 4. Approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). **If no direction is made, this proxy will be voted: "FOR" the nominees in proposal 1 and "FOR" proposals 2, 3 and 4.** If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

UNITED STATES STEEL CORPORATION
2021 Annual Meeting of Stockholders
April 27, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D34454-P51252-Z79306

UNITED STATES STEEL CORPORATION
Annual Meeting of Stockholders
April 27, 2021 8:00 AM

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoint(s) David B. Burritt and David S. Sutherland, or either of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of United States Steel Corporation on April 27, 2021, and at any meeting resulting from an adjournment or postponement thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the proxy statement for such Meeting with respect to which the proxies are instructed to vote as indicated on the reverse side.

Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made or if the card is not signed, the shares attributable to your account will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side